Filed with the Securities and Exchange Commission on October 21, 2019

1933 Act Registration File No. 033-20827

1940 Act Registration File No. 811-05518

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[	X	]
Pre-Effective Amendment No.		[		]
Post-Effective Amendment No.	254	[	X	]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[	X	]
Amendment No.	257	[	X	]

(Check Appropriate Box or Boxes)

THE RBB FUND, INC.

(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street,
Milwaukee, Wisconsin 53202

(Address of Principal Executive Offices, including Zip Code)

Registrant’s Telephone Number, including Area Code: (609) 731-6256

Copies to:

SALVATORE FAIA	MICHAEL P. MALLOY, ESQUIRE
The RBB Fund, Inc.	Drinker Biddle & Reath LLP
615 East Michigan Street,	One Logan Square, Suite 2000
Milwaukee, Wisconsin 53202-5207	Philadelphia, Pennsylvania 19103-6996

Approximate Date of Proposed Public Offering: As soon as practicable after the Registration Statement becomes effective.

[		]	immediately upon filing pursuant to paragraph (b)
[		]	on (date) pursuant to paragraph (b)
[	X	]	60 days after filing pursuant to paragraph (a)(1)
[		]	on (date) pursuant to paragraph (a)(1)
[		]	75 days after filing pursuant to paragraph (a)(2)
[		]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[	]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

CAMPBELL SYSTEMATIC MACRO FUND
of
THE RBB FUND, INC.

Class A [TICKER]

Class I [TICKER]

Class P [TICKER]

Class C [TICKER]

PROSPECTUS

[___________], 2019

Investment Manager:

CAMPBELL & COMPANY INVESTMENT ADVISER LLC
2850 Quarry Lake Drive
Baltimore, Maryland 21209

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or a bank) or, if you are a direct investor, by calling 1-844-261-6488.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-844-261-6488 to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

The Securities and Exchange Commission (the "SEC") and the Commodity Futures Trading Commission have not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

SUMMARY SECTION	1
More Information About Fund Investments	9
More Information About Risks	9
Disclosure of Portfolio Holdings	18
More Information About Management of the Fund	18
SHAREHOLDER INFORMATION	19
Pricing of Fund Shares	19
Sales Charges	20
Purchase of Fund Shares	21
Redemption of Fund Shares	24
Market Timing	25
Exchange Privilege	26
Dividends and Distributions	26
More Information About Taxes	27
Distribution Arrangements	29
ADDITIONAL INFORMATION	30
FINANCIAL HIGHLIGHTS	32
FOR MORE INFORMATION ABOUT THE FUND	1

i

SUMMARY SECTION

Investment Objective

The investment objective of the Campbell Systematic Macro Fund (the “Fund”) is to seek capital appreciation over the medium to long-term.

Expenses and Fees

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (the "Shares"). You may qualify for sales charge discounts if you invest at least $25,000 in Class A Shares of the Fund. More Information about these discounts is available from your financial professional, in the section of this Prospectus entitled “Shareholder Information – Sales Charges” and in the Fund’s Statement of Additional Information (“SAI”) entitled “Purchase and Redemption Information – Reducing or Eliminating the Front End Sales Charge.” Financial Intermediaries may impose different sales charge waivers for Class A Shares, and these variations are described in the section of this Prospectus entitled “Shareholder – Information – Sales Charges”.

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)

SHAREHOLDER FEES (fees paid directly from your investment)	Class A	Class I	Class P	Class C
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price)	1.00%(1)	None	None	1.00%(1)
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.64%	1.64%	1.64%	1.64%
Distribution and/or Service (12b-1) Fees	0.25%(2)	None	0.25%(2)	1.00%(2)
Other Expenses(3)	0.54%	0.50%	0.55%	0.55%
Total Annual Fund Operating Expenses	2.43%	2.14%	2.44%	3.19%
Fee Waivers and/or Expense Reimbursements(2)	0.43%	0.39%	0.44%	0.44%
Total Annual Fund Operating Expenses	2.00%	1.75%	2.00%	2.75%

(1)	A contingent deferred sales charge (“CDSC”) of 1.00% is assessed on certain redemptions of Class A shares made within 12 months after a purchase of Class A shares where no initial sales charge was paid at the time of purchase as part of an investment of $1,000,000 or more. You should contact your financial intermediary to determine whether you are subject to the CDSC. A CDSC of 1.00% is assessed on redemptions of Class C shares made within twelve months after a purchase of Class C shares.

(2)	The Fund has adopted a distribution plan for Class A shares, Class P shares, and Class C shares pursuant to Rule 12b-1 (“Rule 12b-1 Plan”) under the Investment Company Act of 1940, as amended (the “1940 Act”) that permits payments of up to 0.25% as a percentage of average daily net assets of the Fund’s Class A and P shares and payments of up to 1.00% as a percentage of average daily net assets of the Fund’s Class C shares.

(3)	The Fund operated as a series of Equinox Funds Trust prior to the close of business on [_________], 2019 (the "Predecessor Fund"), at which time the Predecessor Fund was reorganized into the Fund. Accordingly, the Fund's "Other Expenses" have been restated to reflect expenses expected to be incurred for the Fund for the current fiscal year. “Other Expenses” include expenses of the Fund’s Subsidiary.

(4)	Campbell & Company Investment Adviser LLC ("Campbell" or the "Manager") has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.00%, 1.75%, 2.00% and 2.75% of the Fund's average daily net assets for Class A Shares, Class I Shares, Class P Shares, and Class C Shares, respectively. In determining the Manager's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 2.00%, 1.75%, 2.00% and 2.75%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund's Total Annual Fund Operating Expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 2.00%, 1.75%, 2.00% and 2.75%, as applicable, the Manager may recoup from the Fund any waived amount or other payments remitted by the Manager within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in Class A Shares, Class P Shares, and Class C Shares and $100,000 in Class I Shares in the Fund for the time periods indicated and then redeem all of your Shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$	$
Class I Shares	$	$
Class P Shares	$	$
Class C Shares (with redemption at end of period)	$	$
Class C Shares (without redemption at end of period)	$	$

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Shares are held in a taxable account. These costs, which are not reflected in Total Annual Fund Operating Expenses or in the Example, affect the Fund's performance. During the fiscal year ended September 30, 2019, the portfolio turnover rate of the Predecessor Fund was [_____]% of the average value of its portfolio.

Principal Investment Strategies

The Fund pursues its investment objective by (i) investing its assets pursuant to the Campbell Systematic Macro Program (ii) allocating up to 25% of its total assets in its wholly-owned subsidiary, Campbell Systematic Macro Offshore Limited (the "Subsidiary"), which is organized under the laws of the Cayman Islands and employs the Manager's Campbell Systematic Macro Program (as described below), and (iii) allocating the remainder of its assets directly in a portfolio of investment grade securities (including government securities) for cash management purposes. Securities rated in the four highest categories by the ratings agencies are considered investment grade.

The Fund invests pursuant to the Manager's Campbell Systematic Macro Program, which uses quantitative modeling to develop and maintain systematic trading strategies driven by scientific analysis of financial data across global financial and commodity markets. The Campbell Systematic Macro Program seeks to systematically identify price trends and to develop macro and fundamental themes that exploit asset mispricing. As a pioneer in systematic trend following, innovating modeling techniques can be developed to extract relationships and to identify trends occurring within and across markets and asset classes globally. Other complimentary systematic strategies are incorporated, such as relative value (i.e., a trading strategy that looks for opportunities based on an asset’s value as compared to the value of similar assets. In contrast, absolute value looks only at an asset’s intrinsic value and does not compare it to other assets) and mean reversion (i.e., a trading strategy based on the concept that prices and returns eventually move back toward the mean or average. This mean or average can be the historical average of the price or return, or another relevant average such as the growth in the economy or the average return of an industry). A systematic process eliminates emotion, “key person” risk, and provides an ability to participate in trends during periods of extended momentum without any directional bias. Key person risk is the risk that results when a fund’s investment program is highly dependent on the investment skill and dedication of a small number of “key” persons at an adviser, which can result in decreased investment results if these “key” persons become unable to apply their full attention to the management of a fund’s investments for health or other reasons. In addition, a diversity of investment style and the ability to invest long and short across global asset classes and markets enables investment opportunities in a variety of economic environments. The Fund is generally intended to have a low correlation to the equity, bond and credit markets. There is no assurance, however, that the Fund will achieve its investment objective.

The Fund intends to trade in a broad range of instruments, including but not limited to, futures (including commodity futures, index futures, equity futures, bond futures and interest rate futures), currency forwards, options and swaps (including commodity swaps, swaps on commodity futures, equity swaps, swaps on index futures, total return swaps and interest rate swaps), either by investing directly in the instruments or, indirectly, by investing in the Subsidiary which invests in the instruments. From time to time, the Fund can have significant exposure to non-U.S. dollar denominated currencies, including emerging markets currencies.

The Manager will attempt to mitigate risk through diversification of holdings and through monitoring of the portfolio, the Fund’s counterparties, and other risk measures. Individual market positions are constrained to ensure that no one market or asset class represents an outsized portion of the Fund's portfolio risk. The Manager evaluates changes in signals daily, and execution is controlled by its intraday risk management and execution platform. The Fund may utilize proprietary or third party trading algorithms in order to minimize market impact and reduce trading costs.

The Fund is "non-diversified" for purposes of the Investment Company Act of 1940, as amended, (the "1940 Act") which means that the Fund may invest in fewer securities at any one time than a diversified fund. The Fund may not invest more than 15% of its net assets in illiquid securities.

Investments in the Subsidiary, which has the same investment objective as the Fund, are intended to provide the Fund with indirect exposure to futures contracts and commodities in a manner consistent with the limitations and requirements of the Internal Revenue Code of 1986, as amended (the "Code") that apply to the Fund, which limit the amount of income the Fund may receive from certain sources. Applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of its total assets. To the extent they are applicable to the investment activities of the Subsidiary, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund complies with Section 8 and Section 18 of the 1940 Act, governing investment policies and capital structure and leverage, respectively, on an aggregate basis with the Subsidiary. The Subsidiary also complies with Section 17 of the 1940 Act relating to affiliated transactions and custody.

Principal Investment Risks

Risk is inherent in all investing. The value of your investment in the Fund, as well as the amount of return you receive on your investment, may fluctuate significantly from day to day and over time. You may lose part or all of your investment in the Fund or your investment may not perform as well as other similar investments.

The principal risk factors affecting shareholders' investments in the Fund (and, indirectly, in the Subsidiary) are set forth below.

●  Strategy Risk: The profitability of any Fund investment depends primarily on the ability of the Manager to anticipate price movements in the relevant markets and underlying derivative instruments and futures contracts. Such price movements may be influenced by, among other things:

●  changes in interest rates;

●  governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies;

●  weather and climate conditions;

●  natural disasters, such as hurricanes;

●  changing supply and demand relationships;

●  changes in balances of payments and trade;

●  U.S. and international rates of inflation and deflation;

●  currency devaluations and revaluations;

●  U.S. and international political and economic events; and

●  changes in philosophies and emotions of various market participants.

The Fund may not take all of these factors into account.

● Futures and Forward Contracts and Related Risks: The successful use of forward and futures contracts draws upon the Manager's skill and experience with respect to such instruments and are subject to special risk considerations. The primary risks associated with the use of futures and forward contracts are:

●  Futures and forward contracts have a high degree of price variability and are subject to occasional rapid and substantial changes;

●  the imperfect correlation between the change in market value of the forward or futures contracts and the market value of the underlying instrument or reference assets with respect to such contracts;

●  possible lack of a liquid secondary market for a forward or futures contract and the resulting inability to close a forward or futures contract when desired;

●  possible market disruption or other extraordinary events, including but not limited to, governmental intervention;

●  potentially unlimited losses caused by unanticipated market movements;

●  the Fund's inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors;

●  the possibility that the counterparty will default in the performance of its obligations; and

●  if the Fund has insufficient cash, it may either have to sell securities from its portfolio to meet daily variation margin requirements with respect to its derivative instruments or close certain positions at a time when it may be disadvantageous to do so.

The use of futures contracts, forward contracts and derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund will have the potential for greater losses than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund's exposure to an asset class and may cause the value of the Fund's securities or related derivatives instruments to be volatile. Accordingly, the Fund's NAV may be volatile because of its investment exposure to the Fund.

There is no assurance that the Fund's investment in a derivative instrument with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

●  Commodities Risk: Exposure to the commodities markets (including financial futures markets) may subject the Fund through its investment in the Subsidiary to greater volatility than investments in traditional securities. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; and governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies. The commodity markets are subject to temporary distortions and other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices which may occur during a single business day. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices.

●  Counterparty Risk: The derivative contracts entered into by the Fund or its Subsidiary may be privately negotiated in the over-the-counter market. These contracts also involve exposure to credit risk, since contract performance depends in part on the financial condition of the counterparty. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

●  Credit Risk: Credit risk refers to the possibility that the issuer of the security or a counterparty in respect of a derivative instrument will not be able to satisfy its payment obligations to the Fund when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. Securities rated in the four highest categories by the rating agencies are considered investment grade but they may also have some speculative characteristics. Investment grade ratings do not guarantee that bonds will not lose value or default. In addition, the credit quality of securities may be lowered if an issuer's financial condition changes.

●  Currency Risk: The Fund's exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for any number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad.

●  Derivatives Risk: Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swap agreements and forward contracts. Derivatives typically have economic leverage inherent in their terms. Such leverage will magnify any losses. See "Leverage/Volatility Risk" below. The primary types of derivatives in which the Fund or its Subsidiary invest in are futures contracts and forward contracts. Futures contracts and forward contracts can be highly volatile, illiquid and difficult to value, and changes in the value of such instruments held directly or indirectly by the Fund may not correlate with the underlying instrument or reference assets, or the Fund's other investments. Although the value of futures contracts and forward contracts depends largely upon price movements in the underlying instrument or reference asset, there are additional risks associated with futures contracts and forward contracts that are possibly greater than the risks associated with investing directly in the underlying instruments or reference assets, including illiquidity risk, leveraging risk and counterparty credit risk. A small position in futures contracts or forward contracts could have a potentially large impact on the Fund's performance. Trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options and forward contracts.

●  Emerging Market Risk: The Fund intends to have exposure to emerging markets due to the Fund's investments in certain stock index futures and foreign exchange instruments. Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging financial markets have far lower trading volumes and less liquidity than developed markets.

●  Equity Securities Risk: The Fund may invest in, or have exposure to, equity securities. Equity securities tend to be more volatile than other investment choices, such as debt and money market instruments. The value of your investment may decrease in response to overall stock market movements or the value of individual securities.

●  Fixed-Income Risk: Fixed income securities, such as U.S. Treasuries, or derivatives based on fixed income securities, are subject to credit risk and interest rate risk. Credit risk, as described more fully below, refers to the possibility that the issuer of a debt security will be unable to make interest payments or repay principal when it becomes due. Interest rate risk refers to fluctuations in the value of a debt security resulting from changes in the general level of interest rates. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund's returns and share price. In addition, the Fund may be subject to "call" risk, which is the risk that during a period of falling interest rates the issuer may redeem a security by repaying it early (which may reduce the Fund's income if the proceeds are reinvested at lower interest rates), and "extension" risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated (causing the value of those securities held by the Fund to fall).

●  Foreign Market Risk: As a general rule, there is less legal and regulatory protection for investors in foreign markets than that available domestically. Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. Some foreign derivative markets are so-called principals' markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. International trading activities are subject to foreign exchange risk.

●  General Market Risk: The Fund's net asset value ("NAV") and investment return will fluctuate based upon changes in the value of its portfolio securities. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

●  Government Agency Risk: Direct obligations of the U.S. Government such as Treasury bills, notes and bonds are supported by its full faith and credit. Indirect obligations issued by Federal agencies and government-sponsored entities generally are not backed by the full faith and credit of the U.S. Treasury. Accordingly, while U.S. Government agencies and instrumentalities may be chartered or sponsored by Acts of Congress, their securities are neither issued nor guaranteed by the U.S. Treasury. Some of these indirect obligations may be supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the instrumentality.

●  Government Intervention and Regulatory Changes: The recent instability in financial markets has led the government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that are exposed to extreme volatility and in some cases lack of liquidity. For example, the Dodd-Frank Wall Street Reform and Consumer Protection Act (the "Dodd-Frank Act") (which was passed into law in July 2010) significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not adversely impact the Fund. Major changes resulting from the Dodd-Frank Act or other legislative or regulatory actions could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

In addition, the Dodd-Frank Act established a new regulatory structure for derivatives. If more restrictive position limits are imposed on investors in the commodity futures and other derivative markets, the Fund may be adversely affected. Similarly, changes in the regulation of foreign currency-related trading arising from the Dodd-Frank Act may make such trading more expensive for the Fund, and otherwise limit the Fund's ability to engage in such trading, which could adversely affect the Fund.

No assurance can be made that the U.S. Government or any U.S. regulatory body (or other authority or regulatory body) will not continue to take further legislative or regulatory action in response to an economic crisis or otherwise. The Fund may incur additional costs to comply with new requirements as well as to monitor for compliance in the future. In addition, Congress may determine to repeal or revise the Dodd-Frank Act or portions thereof and other laws and regulations. The effect of such actions, if taken, cannot be known.

●  Interest Rate Risk: Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short term or long term interest rates rise sharply or otherwise change in a manner not anticipated by the Manager. It is likely there will be less governmental action in the near future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.

●  Leverage/Volatility Risk: Although the Fund will not borrow funds for trading, the Fund should be considered highly leveraged and is suitable only for investors with high tolerance for investment risk. Leverage embedded in the various derivative instruments traded may result in the Fund or its Subsidiary holding positions whose face or notional value may be many times the Fund's net asset value. For example, the amount of margin funds necessary to be deposited in order to enter into a futures, forward or option contract position is typically from 2% to 10% of the total face or notional value of the contract. As a result of this leveraging, even a small movement in the price of a commodity can cause a correspondingly large profit or loss. Losses incurred on leveraged investments increase in direct proportion to the degree of leverage employed.

Furthermore, derivative instruments and futures contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the Fund's trading positions suddenly turn unprofitable.

The Fund's NAV is expected over short-term periods to be volatile because of the significant use of direct and indirect investments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund's returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant and possibly a complete loss on their investment in the Fund.

●  Liquidity Risk: The Fund is subject to liquidity risk primarily due to its investments in derivatives. Investments in derivative instruments involve the risk that the Fund may be unable to sell the derivative instrument or sell it at a reasonable price.

●  Management Risk: The Manager employs systematic modeling to make investment decisions about the attractiveness, value and potential positive or negative performance of the Fund. The models employed by the Manager may prove to be inaccurate and may not produce the desired results.

●  Non-Diversification Risk: The Fund is a non-diversified investment company, which means that more of the Fund's assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. The Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

●  OTC Trading Risk: Certain of the derivatives in which the Fund may invest may be traded (and privately negotiated) in the "over-the-counter" or "OTC" market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

●  Portfolio Turnover Risk: The Fund may frequently buy and sell portfolio securities and other assets to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

●  Regulatory Risk: Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or its Subsidiary or that could adversely impact the Fund's performance.

●  Short Sales Risk: The Fund may take a short position in a derivative instrument, such as a future, or forward, or swap or a security. A short position on a derivative instrument or security involves the risk of a theoretically unlimited increase in the value of the underlying instrument. Short sales also involve transaction and other costs that will reduce potential Fund gains and increase potential Fund losses.

●  Subsidiary Risk: By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to continue to operate as it does currently and could adversely affect the Fund.

●  Tax Risk: In order to qualify as a regulated investment company ("RIC"), the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. Under the test regarding the source of a RIC’s income, at least 90% of the gross income of the RIC each year must be qualifying income, which consists of dividends, interest, gains on investment assets and other categories of investment income. In 2006, the Internal Revenue Service ("IRS") published a ruling that income realized from swaps with respect to a commodities index would not be qualifying income. The Fund's investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the Code for qualification as a RIC, but there is a risk that the IRS could assert that the income derived from the Fund's investment in the Subsidiary and certain commodity-linked structured notes will not be considered qualifying income for purposes of the Fund remaining qualified as a RIC for U.S. federal income tax purposes. In addition, pursuant to recent guidance issued by the Treasury and the IRS, the Subsidiary’s commodity related income for a taxable year will only be treated as qualifying income to the extent the Subsidiary actually distributes such income out of its earnings and profits to the Fund for such taxable year. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this Prospectus and the Statement of Additional Information ("SAI") and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Performance Information

Before the Fund commenced operations, all of the assets and liabilities of the Predecessor Fund were transferred to the Fund in a tax-free reorganization (the "Reorganization"). The Reorganization occurred on [_______], 2019. As a result of the Reorganization, the Fund assumed the performance and accounting history of the Predecessor Fund prior to the date of the Reorganization. The bar chart and performance table below provide an indication of the risk of an investment in the Fund.

The bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Predecessor Fund’s performance from year to year for Class I Shares and by showing how the average annual total returns of each class of the Predecessor Fund compare with the average annual total returns of the Barclays BTOP50 Index. The bar chart shows the performance of the Predecessor Fund’s Class I Shares. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The Predecessor Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at the Fund’s website, www.campbell.com or by calling the Fund at 1-844-261-6488.

The following past performance information is not indicative of any future results that may be obtained by Campbell, and it should not be assumed that investors of the Fund will experience returns, if any, comparable to those experienced by past or present investors in the Fund or the Predecessor Fund or in other pools and accounts managed by Campbell. Because of the potentially volatile nature of futures and forward contract prices, it is possible that the performance of the Fund or of some or all of the other pools and accounts advised by Campbell may change significantly during the continuing offering from the performance information which may be presented herein.

[To be added]

Management of the Fund

Investment Manager

Campbell & Company Investment Adviser LLC, 2850 Quarry Lake Drive, Baltimore, Maryland 21209, serves as the investment manager to the Fund.

Portfolio Managers

The Fund is managed by Campbell's Investment Committee. The team, led by co-chairs G. William Andrews and Dr. Kevin Cole, has been responsible for the daily management of the Fund since its inception.

Purchase and Sale Information

The Fund offers Class A Shares, Class I Shares, Class P Shares and Class C Shares. Each Class of the Fund’s shares has a pro rata interest in the Fund’s investment portfolio, but differs as to expenses, distribution arrangements and the types of investors who may be eligible to invest in the share class. Class A Shares and Class C Shares are designed for individual and retail investors. Class I Shares are designed for institutional investors. Class P Shares are offered through certain asset allocation, wrap fee and other similar programs offered by broker-dealers and other financial intermediaries. Certain classes of Shares of the Fund may be available through certain brokerage firms, financial institutions and other industry professionals (collectively, "Service Organizations") that make the Shares available to their Clients.

The minimum initial investment is $100,000 for Class I Shares. The minimum initial investment for Class A, Class P, and Class C Shares is $2,500. The minimum amount for subsequent investments for Class A Shares is $500. There is no minimum amount for subsequent investments for Class I Shares, Class P Shares, and Class C Shares. The Funds have the discretion to further modify, waiver or reduce the above investment minimum requirements.

Investors or financial advisers may aggregate accounts for purposes of determining whether the above minimum requirements have been met. Investors or financial advisers may also enter into letters of intent indicating that they intend to meet the minimum investment requirements within an 18-month period. This does not apply to Class C Shares.

You can only purchase and redeem Shares of the Fund on days the New York Stock Exchange ("NYSE") is open. Shares of the Fund may be available through certain Service Organizations. Shares of the Fund may also be purchased and redeemed directly through The RBB Fund, Inc. (the "Company") by the means described below.

Purchase and Redemption by Mail:

Regular Mail:
Campbell Systematic Macro Fund
c/o U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701

Overnight Delivery:
Campbell Systematic Macro Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Purchase by Wire:

Before sending any wire, call U.S. Bancorp Fund Services, LLC (the "Transfer Agent") at 1-844-261-6488 to confirm the current wire instructions for the Campbell Systematic Macro Fund.

Redemption by Telephone:

Call the Transfer Agent at 1-844-261-6488.

Taxes

The Fund intends to make distributions that generally may be taxed at ordinary income or capital gains rates.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund may pay the intermediary for the sale of Shares and other related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

FUND INFORMATION

More Information About Fund Investments

This section provides some additional information about the Fund's investments and certain portfolio management techniques that the Fund may use. More information about the Fund's investments and portfolio management techniques, and related risks, is included in the SAI.

The Fund's investment objective is non-fundamental and may be changed by the Board of Directors of the Company (the "Board of Directors") without the approval of the Fund's shareholders. However, as a matter of policy, the Fund would not materially change its investment objective without informing shareholders at least 60 days in advance of any such change.

The investments and strategies described in this Prospectus are those that the Fund uses under normal conditions. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and short-term U.S. government securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

This Prospectus describes the Fund's principal investment strategies, and the Fund will normally invest in the types of securities and other instruments described in this Prospectus. In addition to the investments and strategies described in this Prospectus, the Fund also may invest, to a lesser extent, in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this Prospectus, are described in detail in the Fund's SAI. Of course, there is no guarantee that the Fund will achieve its investment objective.

More Information About Risks

The following provides additional information about the principal and certain non-principal risks of investing in the Fund and, indirectly, in the Subsidiary. More information about the Fund's risks is included in the SAI.

Principal Risks

Strategy Risk: The Fund's strategy involves actively trading derivative instruments using a variety of strategies and investment techniques that involve significant risks. Such derivative instruments may include futures, options and forward contracts and other derivative instruments that have inherent leverage and price volatility that result in greater risk than instruments used by a typical mutual fund, and the systematic programs used to trade them may rely on proprietary investment strategies that are not fully disclosed, which may in turn result in risks that are not anticipated.

The use of futures contracts, forward contracts and derivative instruments will have the economic effect of financial leverage. Financial leverage magnifies exposure to the swings in prices of an asset class underlying an investment and results in increased volatility, which means the Fund, through its investment in a derivative instrument, will have the potential for greater losses than if the Fund did not employ leverage in its investment activity. Leveraging tends to magnify, sometimes significantly, the effect of any increase or decrease in the Fund's exposure to an asset class and may cause the value of the Fund's investment to be volatile.

There is no assurance that the Fund's investment in a derivative instrument with leveraged exposure to certain investments and markets will enable the Fund to achieve its investment objective.

Commodities Risk: Exposure to the commodities markets (including financial futures markets) may subject the Fund through its investment in the Subsidiary to greater volatility than investments in traditional securities. The values of commodities and commodity-linked investments are affected by events that might have less impact on the values of stocks and bonds and have recently experienced periods of significant volatility. Prices of commodities and related contracts may fluctuate significantly over short periods for a variety of reasons, including: changes in interest rates, supply and demand relationships and balances of payments and trade; weather and natural disasters; governmental, agricultural, trade, fiscal, monetary and exchange control programs and policies; acts of terrorism, tariffs and U.S. and international economic, political, military and regulatory developments.

The commodity markets are subject to temporary distortions or other disruptions. U.S. futures exchanges and some foreign exchanges have regulations that limit the amount of fluctuation in futures contract prices, which may occur during a single business day. Once a limit price has been reached in a particular contract, no trades may be made at a different price. Limit prices have the effect of precluding trading in a particular contract or forcing the liquidation of contracts at disadvantageous times or prices. These circumstances could adversely affect the value of the Fund's commodity-linked investments.

Derivatives Risk: Derivatives include instruments and contracts that are based on, and are valued in relation to, one or more underlying securities, financial benchmarks or indices, such as futures, options, swap agreements and forward contracts. The value of a derivative depends largely upon price movements in the underlying instrument. Many of the risks applicable to trading the underlying instrument are also applicable to derivatives trading. However, derivatives trading is subject to a number of additional risks. Transactions in certain derivatives are subject to clearance on a U.S. national exchange and to regulatory oversight, while other derivatives are subject to risks of trading in the over-the-counter markets or on non-U.S. exchanges. A small investment in derivative instruments could have a potentially large impact on the Fund's performance. Over-the-counter derivatives are subject to the risk of mispricing or improper valuation of the derivative.

Liquidity of Futures Contracts. The Fund utilizes futures as part of its strategy. Futures positions may be illiquid because certain commodity exchanges limit fluctuations in certain futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits." Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular futures contract has increased or decreased by an amount equal to the daily limit, positions in that contract can neither be entered into nor liquidated unless traders are willing to effect trades at or within the limit. Futures prices have occasionally moved beyond the daily limits for several consecutive days with little or no trading. OTC instruments generally are not as liquid as instruments traded on recognized exchanges. These constraints could prevent the Fund from promptly liquidating unfavorable positions, thereby subjecting the Fund to substantial losses. In addition, the Commodity Futures Trading Commission ("CFTC") and various exchanges limit the number of positions that the Fund may indirectly hold or control in particular commodities.

Non-U.S. Futures Transactions. Foreign futures transactions involve the execution and clearing of trades on a foreign exchange. This is the case even if the foreign exchange is formally "linked" to a domestic exchange, whereby a trade executed on one exchange liquidates or establishes a position on the other exchange. No domestic organization regulates the activities of a foreign exchange, including the execution, delivery, and clearing of transactions on such an exchange, and no domestic regulator has the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Fund may not be afforded certain of the protections that apply to domestic transactions. In particular, funds received from the Fund to margin (collateralize) foreign futures transactions may not be provided the same protections as funds received to margin futures transactions on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the resulting potential profit or loss, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

Forward Contracts. The Fund may utilize deliverable and non-deliverable forward contracts that are not traded on exchanges and may not be regulated. There are no limitations on daily price movements of forward contracts. Banks and other dealers with which the Fund maintains accounts may require that the Fund deposit margin with respect to such trading. The Fund's counterparties are not required to continue making markets in such contracts. There have been periods during which certain counterparties have refused to continue to quote prices for forward contracts or have quoted prices with an unusually wide spread (the price at which the counterparty is prepared to buy and that at which it is prepared to sell). Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The Fund may trade forward contracts in the inter-bank currency market, whereby banks and dealers act as principals in these markets. As a result of Dodd-Frank, the CFTC now regulates non-deliverable forwards (including deliverable forwards where the parties do not take delivery). Changes in the forward markets may entail increased costs and result in burdensome reporting requirements. The imposition of credit controls by governmental authorities might limit such forward trading to less than the amount that the Manager would otherwise recommend, to the possible detriment of the Fund.

Swap Agreements. The Fund may enter into swap agreements. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Fund's exposure to long-term or short-term interest rates, foreign currency values, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates. Swap agreements can take many different forms and are known by a variety of names. The Fund is not limited to any particular form of swap agreement if the Manager determines that other forms are consistent with the Fund's investment objective and policies.

Swap agreements will tend to shift the Fund's investment exposure from one type of investment to another. For example, if the Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's portfolio. The most significant factor in the performance of swap agreements is the change in the specific interest rate, currency, individual equity values or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, the value of a swap agreement is likely to decline if the counterparty's creditworthiness declines. Such a decrease in value might cause the Fund to incur losses.

Recent market developments related to swaps have prompted increased scrutiny with respect to these instruments. As a result of the Dodd-Frank Act, swaps may in the future be subject to increased regulation. Such regulation may limit the Fund's ability to use swaps and increase the cost of using swaps.

Fixed-Income Risk: A substantial portion of the Fund's assets may be invested in securities issued by the U.S. Government. When interest rates change, the value of the Fund's fixed-income investments will be affected. Prices of fixed income securities tend to move inversely with changes in interest rates. Typically, a rise in rates will adversely affect fixed income security prices and, accordingly, the Fund's share price. The longer the effective maturity and duration of the Fund's portfolio, the more the Fund's share price is likely to react to interest rates. Some fixed income securities give the issuer the option to call, or redeem, the securities before their maturity dates. If an issuer calls its security during a time of declining interest rates, the Fund might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates. During periods of market illiquidity or rising interest rates, prices of callable issues are subject to increased price fluctuation. In addition, the Fund may be subject to extension risk, which occurs during a rising interest rate environment because certain obligations will be paid off by an issuer more slowly than anticipated, causing the value of those securities held by the Fund to fall.

Fixed income investments are also subject to "Credit Risk" discussed below.

Counterparty Risk: Some of the derivatives entered into by the Fund or the Subsidiary are not traded on an exchange but instead will be privately negotiated in the over-the-counter market. This means that these instruments are traded between counterparties based on contractual relationships. Relying on a counterparty exposes the Fund to the risk that a counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If a counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund. In situations in which the Fund is required to post margin or other collateral with a counterparty, including with a futures commission merchant or a clearing organization for futures or other derivative contracts, the counterparty may fail to segregate the collateral or may commingle the collateral with the counterparty's own assets. As a result, in the event of the counterparty's bankruptcy or insolvency, the Fund's collateral may be subject to the conflicting claims of the counterparty's creditors and the Fund may be exposed to the risk of being treated as a general unsecured creditor of the counterparty, rather than as the owner of the collateral.

The Fund is subject to the risk that issuers of the instruments in which it invests and trades may default on their obligations, and that certain events may occur that have an immediate and significant adverse effect on the value of those instruments. There can be no assurance that an issuer will not default, or that an event that has an immediate and significant adverse effect on the value of an instrument will not occur, and that the Fund will not sustain a loss on a transaction as a result.

Transactions entered into by the Fund may be executed on various U.S. and non-U.S. exchanges, and may be cleared and settled through various clearing houses, custodians, depositories and prime brokers throughout the world. A failure by any such entity may lead to a loss to the Fund.

Credit Risk: Credit risk refers to the possibility that the issuer of the security will not be able to make principal and interest payments when due. Changes in an issuer's credit rating or the market's perception of an issuer's creditworthiness may also affect the value of the Fund's investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation. Securities rated in the four highest categories (S&P Global Ratings ("S&P") (AAA, AA, A and BBB), Fitch Ratings ("Fitch") (AAA, AA, A and BBB) or Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa)) by the rating agencies are considered investment grade but they may also have some speculative characteristics, meaning that they carry more risk than higher rated securities and may have problems making principal and interest payments in difficult economic climates. Investment grade ratings do not guarantee that bonds will not lose value or default.

If a security issuer defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease. Lower credit quality may lead to greater volatility in the price of a security and in shares of the Fund. Lower credit quality also may affect liquidity and make it difficult to sell the security. Default, or the market's perception that an issuer is likely to default, could reduce the value and liquidity of securities, thereby reducing the value of your investment in Fund shares. In addition, default may cause the Fund to incur expenses in seeking recovery of principal or interest on its portfolio holdings.

When the Fund invests in over-the-counter derivatives (including options), it is assuming a credit risk with regard to the party with which it trades and also bears the risk of settlement default. These risks may differ materially from risks associated with transactions effected on an exchange, which generally are backed by clearing organization guarantees, daily mark-to-market and settlement, segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from such protections. Relying on any counterparty exposes the Fund to the risk that such counterparty will not settle a transaction in accordance with its terms and conditions because of a dispute over the terms of the contract (whether or not bona fide) or because of a credit or liquidity problem, thus causing the Fund to suffer a loss. If any counterparty defaults on its payment obligations to the Fund, this default will cause the value of an investment in the Fund to decrease.

In addition, to the extent the Fund deals with a limited number of counterparties, it will be more susceptible to the credit risks associated with those counterparties. The Fund is neither restricted from dealing with any particular counterparty nor from concentrating any or all of its transactions with one counterparty. The ability of the Fund to transact business with any one or number of counterparties and the absence of a regulated market to facilitate settlement may increase the potential for losses by the Fund.

Although U.S. Government Securities are generally considered to be among the safest type of investment in terms of credit risk, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association ("GNMA"), are backed by the full faith and credit of the U.S. Treasury, while obligations by others, such as Federal National Mortgage Association ("Fannie Mae"), Federal Home Loan Mortgage Corporation ("Freddie Mac") and Federal Home Loan Banks ("FHLBs"), are backed solely by the ability of the entity to borrow from the U.S. Treasury or by the entity's own resources. No assurance can be given that the U.S. Government would provide financial support to U.S. Government agencies, authorities, instrumentalities or sponsored enterprises if it is not obliged to do so by law.

On September 7, 2008, Fannie Mae and Freddie Mac (collectively the "GSEs") were placed under the conservatorship of the Federal Housing Finance Agency to provide stability in the financial markets, mortgage availability and taxpayer protection by preserving the GSEs' assets and property and putting them in a sound and solvent condition. Under the conservatorship, the management of the GSEs was replaced. The future status and role of the GSEs could be impacted by (among other things) the actions taken and restrictions placed on the GSEs by the Federal Housing Finance Agency in its role as conservator, the restrictions placed on the GSEs’ operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at the GSEs, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by a GSE, including any such mortgage-backed securities held by the Fund.

Currency Risk: The Fund's exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, or, in the case of short positions, that the U.S. Dollar will decline in value relative to the currency that the Fund is short. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Fund may incur transaction costs in connection with conversions between various currencies.

Emerging Market Risk: The Fund intends to have exposure to emerging markets due to its investments in certain stock index futures and foreign exchange instruments. Investing in emerging markets will, among other things, expose the Fund to all the risks described below in the Foreign Market Risk section, and you should review that section carefully. However, there are greater risks involved in investing in emerging market countries and/or their financial markets than there are in more developed countries and/or markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries. The small size of their financial markets and low trading volumes can make investments illiquid and more volatile than investments in developed countries and such securities may be subject to abrupt and severe price declines. The Fund may be required to establish special custody or other arrangements before investing. In addition, because the securities settlement procedures are less developed in these countries, the Fund may be required to deliver securities before receiving payment and may also be unable to complete transactions during market disruptions. The possible establishment of exchange controls or freezes on the convertibility of currency might adversely affect an investment in assets traded in foreign markets.

Foreign Market Risk: A substantial portion of the trades of the Fund are expected to take place on markets or exchanges outside the United States. There is no limit to the amount of assets of the Fund that may be committed to trading on foreign markets. The risk of loss in trading foreign futures and options on futures contracts can be substantial. Participation in foreign futures and options on futures contracts involves the execution and clearing of trades on, or subject to the rules of, a foreign board of trade or exchange. Some of these foreign markets, in contrast to U.S. exchanges, are so-called principals' markets in which performance is the responsibility only of the individual counterparty with whom the trader has entered into a commodity interest transaction and not of the exchange or clearing corporation. In these kinds of markets, there is risk of bankruptcy or other failure or refusal to perform by the counterparty.

Some foreign markets present additional risk, because they are not subject to the same degree of regulation as their U.S. counterparts. No U.S. regulatory agency or any domestic exchange regulates activities on any foreign boards of trade or exchanges (such as the execution, delivery and clearing of transactions) or has the power to compel enforcement of the rules of a foreign board of trade or exchange or of any applicable foreign laws. Similarly, the rights of market participants, in the event of the insolvency or bankruptcy of a foreign market or broker are also likely to be more limited than in the case of U.S. markets or brokers. As a result, in these markets, there is less legal and regulatory protection than that available domestically.

Additionally, trading on foreign exchanges is subject to the risks presented by exchange controls, expropriation, increased tax burdens and exposure to local economic declines and political instability. An adverse development with respect to any of these variables could reduce the profit or increase the loss earned on trades in the affected international markets. International trading activities are subject to foreign exchange risk.

General Market Risk: The Fund's NAV and investment return will fluctuate based upon changes in the value of its portfolio securities. The market value of securities in which the Fund or the Subsidiary invests is based upon the market's perception of value and is not necessarily an objective measure of a security's value. There is no assurance that the Fund will realize its investment objective, and an investment in the Fund is not, by itself, a complete or balanced investment program. You could lose money on your investment in the Fund, or the Fund could underperform other investments.

Government Intervention and Regulatory Changes: The recent instability in financial markets has led government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that are exposed to extreme volatility and in some cases lack of liquidity. For example, the Dodd-Frank Act significantly revises and expands the rulemaking, supervisory and enforcement authority of federal bank, securities and commodities regulators. It is unclear how these regulators will exercise these revised and expanded powers and whether they will undertake rulemaking, supervisory or enforcement actions that would adversely affect the Fund or investments made by the Fund. Possible regulatory actions taken under these revised and expanded powers may include actions related to financial consumer protection, proprietary trading and derivatives. There can be no assurance that future regulatory actions authorized by the Dodd-Frank Act will not adversely impact the Fund. Legislators and regulators in the United States are currently considering a wide range of proposals beyond the Dodd-Frank Act that, if enacted, could result in major changes to the way banking operations are regulated. Some of these major changes could materially affect the profitability of the Fund or the value of investments made by the Fund or force the Fund to revise its investment strategy or divest certain of its investments. Any of these developments could expose the Fund to additional costs, taxes, liabilities, enforcement actions and reputational risk.

In addition, the Dodd-Frank Act established a new regulatory structure for derivatives. The new legislation requires regulators to set minimum capital requirements and minimum initial and variation margin requirements, repeals prior regulatory exemptions for OTC derivatives, provides substantial authority to the SEC and the CFTC with respect to position limits for certain swaps and may change the standards for determining manipulation. Much of the required rulemaking and regulations have yet to be implemented. Accordingly, the effect of the new legislation and its impact on the Fund cannot yet be known. If more restrictive position limits are imposed on investors in the commodity futures and other derivative markets the Fund may be adversely affected. Similarly, changes in the regulation of foreign currency-related trading arising from the Dodd-Frank Act may make it more expensive for the Fund and otherwise limit the Fund's ability to engage in such trading, which could adversely affect the Fund.

In 2012, the CFTC adopted certain rule amendments that significantly affected the exemptions from CFTC regulations that were available to the Fund and its Subsidiary. The Fund and its Subsidiary are subject to CFTC regulations because of these changes. At the time of the CFTC's adoption of the rule amendments, Campbell & Company, LP, the Manager's parent company, was (and continues to be) registered as a commodity pool operator ("CPO") and, accordingly, is subject to CFTC regulations. On August 13, 2013, the CFTC adopted final rules to "harmonize" the compliance obligations of CPOs with respect to commodity pools that are also registered investment companies under the 1940 Act. Under the final harmonization rules, the CPOs of such commodity pools may elect "substituted compliance" whereby such CPOs will be deemed to have substantially satisfied the CFTC-mandated disclosure, reporting and recordkeeping obligations by complying with the SEC's disclosure, reporting and recordkeeping regime under the 1940 Act, in lieu of complying with the CFTC's alternative requirements. The Fund intends to utilize the substituted compliance option.

Leverage/Volatility Risk: Although the Fund will not borrow funds for trading, the Fund should be considered highly leveraged and is suitable only for investors with high tolerance for investment risk. Leverage embedded in the various derivative instruments traded may result in the Fund or its Subsidiary holding positions whose face or notional value may be many times the Fund's net asset value. For example, the amount of margin funds necessary to be deposited in order to enter into a futures, forward or option contract position is typically from 2% to 10% of the total face or notional value of the contract. As a result of this leveraging, even a small movement in the price of a commodity can cause a correspondingly large profit or loss. Losses incurred on leveraged investments increase in direct proportion to the degree of leverage employed.

Furthermore, derivative contracts are highly volatile and are subject to occasional rapid and substantial fluctuations. Consequently, you could lose all or substantially all of your investment in the Fund should the trading positions of the Fund suddenly turn unprofitable.

The Fund's NAV is expected over short-term periods to be volatile because of the significant use of direct and indirect investments that have a leveraging effect. Volatility is a statistical measurement of the magnitude of up and down asset price fluctuations over time. Rapid and dramatic price swings will result in high volatility. The Fund's returns are expected to be volatile; however, the actual or realized volatility level for longer or shorter periods may be materially higher or lower depending on market conditions and investors may suffer a significant and possibly a complete loss on their investment in the Fund.

Liquidity Risk: The Fund may be subject to liquidity risk primarily due to investments in derivatives. The Fund may invest up to 15% of its net assets in illiquid securities or instruments. Derivatives, such as swaps, options and warrants, may not be readily marketable and, therefore, may be deemed to be illiquid. An asset is not readily marketable if it cannot be sold within seven business days in the ordinary course of business for approximately the amount at which it is valued. Investments in illiquid assets involve the risk that the Fund may be unable to sell the asset or sell it at a reasonable price. In addition, the Fund may be required to liquidate positions or close out derivatives on unfavorable terms at a time contrary to the interests of the Fund in order to raise cash to pay redemptions.

An investment in derivatives is also subject to the risk that the Fund may not be able to terminate the derivatives effective on whatever date it chooses, or that the settlement of any early termination may depend on subsequent market movements. As a result, the Fund may be exposed to the risk of additional losses due to such delays.

Management Risk: The Manager's judgments about the attractiveness, value and potential positive or negative performance of any particular security or derivative in which the Fund invests or sells short may prove to be inaccurate and may not produce the desired results. The Manager's trading is highly model driven, and is materially subject to possible flaws in the models. As market dynamics (for example, due to changed market conditions and participants) shift over time, a previously highly successful model often becomes outdated or inaccurate, sometimes without the Manager recognizing that fact before substantial losses are incurred. In particular, the Fund may incur major losses in the event of disrupted markets and other extraordinary events that cause the Manager's pricing models to generate prices which deviate from the market. The risk of loss to the Fund in the case of disrupted markets is compounded by the number of different investment models of pricing, each of which may independently become wholly unpredictable during market disruptions. In addition, in disrupted derivatives markets, many positions may become illiquid, making it difficult or impossible to close out positions against which the markets are moving.

Even if the basic concepts of our models are sound, the Manager may make errors in developing algorithms for integrating the numerous factors and variables into them or in programming the algorithms. Those errors may cause the model to generate results different from those intended. They may be difficult to detect in many market conditions, possibly influencing outcomes only in periods of stress or change in market conditions.

The Manager anticipates the continued modification, enhancement and development of models. Each new generation of models (including incremental improvements to current models) exposes the Fund to the possibility of unforeseen losses from a variety of factors, including conceptual failures and implementation failures. There can be no assurance that the models used by the Manager will be effective or that they will be effectively utilized by the Manager. Moreover, these can be no assurance that the Manager will be able to continue to develop, maintain and update the models so as to effectively implement its trading strategy.

Non-Diversification Risk: The Fund is a non-diversified investment company, which means that more of the Fund's assets may be invested in the securities of a single issuer than could be invested in the securities of a single issuer by a diversified investment company. This may make the value of the Fund's shares more susceptible to certain risks than shares of a diversified investment company. As a non-diversified fund, the Fund has a greater potential to realize losses upon the occurrence of adverse events affecting a particular issuer.

OTC Trading Risk: Certain of the derivatives in which the Fund may invest, including swap agreements, may be traded (and privately negotiated) in the OTC market. While the OTC derivatives market is the primary trading venue for many derivatives, it is largely unregulated and lacks transparency with respect to the terms of OTC transactions. OTC derivatives are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. In addition, such derivative instruments are often highly customized and tailored to meet the needs of the counterparties. If a derivative transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price. As a result and similar to other privately negotiated contracts, the Fund is subject to counterparty credit risk with respect to such derivative contracts.

Portfolio Turnover Risk: The Fund may frequently buy and sell portfolio securities and other assets to rebalance the Fund's exposure to various market sectors. Higher portfolio turnover may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause the Fund's performance to be less than you expect.

Regulatory Risk: Governments, agencies or other regulatory bodies may adopt or change laws or regulations that could adversely affect the issuer, or market value, of an instrument held by the Fund or the Fund's performance.

Short Sales Risk: The Fund engages in short sales of derivative instruments and securities – including those that are not "against the box," which means that the Fund may make short sales where the Fund does not currently own or have the right to acquire, at no added cost, instruments identical to those sold short – in accordance with the provisions of the 1940 Act. In a typical short sale, the Fund borrows from a broker an instrument in order to sell the instrument to a third party. The Fund then is obligated to replace the instrument borrowed by purchasing it at the market price at the time of replacement. The Fund realizes a loss to the extent the instrument increases in value or a profit to the extent the instrument declines in value (after taking into account any associated costs). Until the Fund closes its short position, the Fund will: (a) maintain a segregated account containing cash or liquid assets at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the instrument sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the instrument at the time the instrument was sold short; or (b) otherwise cover the Fund's short position.

Subsidiary Risk: The Fund will make investments through a wholly-owned Subsidiary organized under the laws of the Cayman Islands. By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary's investments. The derivatives and other investments held by a Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. These risks are described elsewhere in this Prospectus. There can be no assurance that the investment objective of the Subsidiary will be achieved.

The Subsidiary is not registered under the 1940 Act, and, unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Board of Directors has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary, and the Fund's role as sole shareholder of the Subsidiary. The Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund.

Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or its Subsidiary to operate as described in this Prospectus and in the SAI and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.

Tax Risk: There is a risk that the IRS could assert that the income derived from the Fund's investment in the Subsidiary or in certain commodity-linked structured notes will not be considered qualifying income for purposes of the Fund remaining qualified as a RIC for U.S. federal income tax purposes. In 2016, the Treasury and the IRS issued proposed regulations that provide that the income from a foreign subsidiary that is a controlled foreign corporation is qualifying income for purposes of a fund remaining qualified as a RIC for U.S. federal income tax purposes only to the extent such income is actually distributed by the foreign subsidiary to the RIC each year. In 2006, the IRS had published a ruling that income realized from swaps with respect to a commodities index would not be qualifying income. In a number of private letter rulings issued during 2006-2011, the IRS ruled that the income of such a foreign subsidiary would be qualified income each year even if it is not actually distributed to the RIC each year, but in 2011 the IRS suspended the issuance of such rulings. The new proposed regulations, if adopted as proposed, will apply for taxable years of RICs that begin on or after 90 days after the date of publication of the final regulations. If the proposed regulations are adopted as proposed, the Subsidiary will have to distribute its income each year in order for such income to be treated as qualifying income of the Fund. In addition, during 2006-2011, the IRS had also issued private letter rulings to registered investment companies concluding that income derived from their investment in certain commodity-linked structured notes would constitute qualifying income to the fund. In 2011, the IRS indicated that the granting of these types of private letter rulings was suspended, pending further internal review of the subject. In 2016, the IRS announced that it would not issue any such rulings in the future, and it revoked the previously issued rulings. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns. For more information, see “More Information About Taxes,” infra.

Non-Principal Risks

Cyber Security Issues. With the increased use of technologies such as the internet to conduct business, the Fund and Subsidiary are susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber-attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through "hacking" or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Fund's Manager and other service providers (including, but not limited to, Fund accountant, custodian, transfer agent and administrator), and the issuers of securities in which the Fund invests, have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund's ability to calculate its NAV, impediments to trading, the inability of Fund shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Manager has established business continuity plans in the event of, and risk management systems to prevent, such cyber-attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cyber security plans and systems put in place by service providers to the Fund and issuers in which the Fund invests. The Fund and its shareholders could be negatively impacted as a result.

Redemptions. The Fund may need to sell its holdings in order to meet shareholder redemption requests. The Fund could experience a loss when selling securities to meet redemption requests if the redemption requests are unusually large or frequent, occur in times of overall market turmoil or declining prices for the securities sold, or when the securities the Fund wishes to or is required to sell are illiquid. The Fund may be unable to sell illiquid securities at its desired time or price. Illiquidity can be caused by a drop in overall market trading volume, an inability to find a ready buyer, or legal restrictions on the securities' resale. Certain securities that were liquid when purchased may later become illiquid, particularly in times of overall economic distress.

Temporary Investments. The Fund may depart from its principal investment strategy in response to adverse market, economic, political or other conditions by taking temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and short-term U.S. government securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

Disclosure of Portfolio Holdings

A description of the Company's policies and procedures of the Company with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI. The SAI is incorporated herein.

More Information About Management of the Fund

Investment Manager

Campbell & Company Investment Adviser LLC ("Campbell" or "Manager"), a Delaware limited liability company founded in January 2005, serves as the investment manager to the Fund. The Manager's principal place of business is located at 2850 Quarry Lake Drive, Baltimore, Maryland 21209. As of July 31, 2019, the Manager together with its affiliates had approximately $3.1 billion in assets under management. The Manager is registered as an investment adviser with the SEC and as a Commodity Trading Advisor ("CTA") with the Commodity Futures Trading Commission and is a member of the National Futures Association.

The Manager is a wholly-owned subsidiary of Campbell & Company, LP ("Campbell & Company"). Campbell & Company and its predecessor organization, Campbell & Company, Inc., were organized in 1972 and have over forty years of experience in creating and managing alternative investment vehicles. The Manager has appointed Campbell & Company as the Fund's Commodity Pool Operator ("CPO"). Campbell & Company is registered with the CFTC as a CPO and a CTA. Campbell & Company is a member of the NFA in such capacities.

The Fund compensates the Manager for its services at the annual rate of 1.64% of its average annual net assets, payable on a monthly basis in arrears. The Manager has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.00%, 1.75%, 2.00% and 2.75% of the Fund's average daily net assets for Class A Shares, Class I Shares, Class P Shares and Class C Shares, respectively. In determining the Manager's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 2.00%, 1.75%, 2.00% and 2.75%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until December 31, 2020 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc. If at any time the Fund's Total Annual Fund Operating Expenses (not including acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes) for a year are less than 2.00%, 1.75%, 2.00% and 2.75%, as applicable, the Manager may recoup from the Fund any waived amount or other payments remitted by the Manager within three years from the date on which such waiver or reimbursement was made, provided such reimbursement does not cause the Fund to exceed expense limitations that were in effect at the time of the waiver or reimbursement.

A discussion regarding the basis for the Board of Directors' approval of the investment advisory agreement with the Manager will be available in the Fund's first Semi-Annual or Annual Report to shareholders.

The Fund is managed by Campbell's Investment Committee. The team, led by co-chairs G. William Andrews and Dr. Kevin Cole, is responsible for portfolio risk management, capital allocation and portfolio construction, and approves all changes to the portfolio, including new models and enhancements.

G. William Andrews, Chief Executive Officer, joined Campbell in April 1997, and in November 2012 he was appointed to the Board of Directors and as Chief Executive Officer. He formerly held the positions of Co-Director of Research from November 2011 to October 2012, Chief Operating Officer from January 2010 to May 2012, Vice President & Director of Operations from April 2007 to January 2010, Vice President & Director of Research Operations from March 2006 to April 2007, and Research Assistant from April 1997 to February 2006. In March 2010, Mr. Andrews was appointed a Co-Chair of Campbell's Investment Committee.

Dr. Kevin Cole, joined Campbell in October 2003 and has served as Chief Investment Officer, since June 2017. Dr. Cole was appointed to Campbell’s Board of Directors in January 2019. Dr. Cole was appointed as Co-Chair of Campbell’s Investment Committee in September 2017. In February 2017, Dr. Cole was appointed to serve Campbell and its affiliates as an executive officer. Since joining the firm, Dr. Cole has had a significant role in the ongoing research and development of Campbell’s trading systems and models.  As Chief Investment Officer, Dr. Cole is responsible for the management of the research and investment process at the firm.

The SAI provides additional information about the co-chairs' compensation, other accounts managed by the co-chairs, and the co-chairs' ownership of shares of the Fund.

SHAREHOLDER INFORMATION

Pricing of Fund Shares

Class I Shares, Class P Shares, and Class C Shares of the Fund are sold at their net asset value ("NAV"). Class A Shares of the Fund are sold at its NAV, plus a front-end sales charge, if applicable. The NAV of a Class of the Fund is calculated as follows:

Value of Assets Attributable to a Class
NAV =	− Value of Liabilities Attributable to the Same Class
Number of Outstanding Shares of the Class

The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. The NYSE is generally open Monday through Friday, except national holidays. The NYSE also may be closed on national days of mourning or due to natural disaster or other extraordinary events or emergency.  Fund shares will generally not be priced on any day the NYSE is closed. The Fund will effect purchases of Fund Shares at the NAV next determined after receipt by the Transfer Agent of your purchase order in good order as described below. Due to the fact that different expenses are charged to the Class A Shares, Class I Shares, Class P Shares and Class C Shares of the Fund, the NAV of the four classes of the Fund will vary. The Fund will effect redemptions of Fund Shares at the NAV next calculated after receipt by the Transfer Agent of your redemption request in good order as described below. If the Fund holds securities that are primarily listed on non-U.S. exchanges, the net asset value of the Fund's shares may change on days when shareholders will not be able to purchase or redeem the Fund's shares.

If available, the Fund's investments in securities and other exchange traded assets are generally valued based on market quotations. If market quotations are unavailable or deemed unreliable by the Fund's administrator, in consultation with the Manager, securities will be valued by the Manager in accordance with procedures adopted by the Company's Board of Directors and under the Board of Directors’ ultimate supervision. The Fund will regularly value its investments in derivative instruments at fair value. The Fund may use independent pricing services to assist in calculating the value of the Fund's portfolio holdings. Relying on prices supplied by pricing services or dealers or using fair valuation involves the risk that the values used by the Fund to price its investments may be higher or lower than the values used by other investment companies and investors to price the same investments.

Applicable federal tax requirements generally limit the degree to which the Fund may invest in the Subsidiary to an amount not exceeding 25% of the Fund’s total assets. The Subsidiary prices its portfolio investments pursuant to the same pricing and valuation methodologies and procedures employed by the Fund. The Subsidiary offers to redeem all or a portion of its shares at the current net asset value per share every day the Fund is open for business. The value of shares of the Subsidiary will fluctuate with the value of the Subsidiary's portfolio investments.

Sales Charges

Different Service Organizations may impose different sales charges and these variations are described in the Fund’s Prospectus.

Class A Shares Sales Charges. Purchases of Class A Shares of the Fund are subject to a front-end sales charge of up to 5.75% of the total purchase price; however, sales charges may be reduced for large purchases as indicated below. Sales charges are not imposed on Shares that are purchased with reinvested dividends or other distributions. The table below indicates the front-end sales charge as a percentage of both the offering price and the net amount invested. The term “offering price” includes the front-end sales charge. Because of rounding in the calculation of the “offering price”, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Amount of Purchase of Class A Shares	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Compensation as a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	5.00%
At least $25,000 but less than $50,000	5.00%	5.26%	4.25%
At least $50,000 but less than $100,000	4.75%	4.99%	4.00%
At least $100,000 but less than $250,000	3.75%	3.90%	3.25%
At least $250,000 but less than $500,000	2.50%	2.56%	2.00%
At least $500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or greater	0.00%	0.00%	See below

The Campbell Systematic Macro Fund Class A Shares pay a finder’s fee at the below tiered rates for trades at the $1 million break point:

Purchase Amount	Finder’s Fee
At least $1 million but less than $2.5 million	1%
At least $2.5 million but less than $5 million	0.5%
$5,000,000 or greater	0.25%

These trades will be protected by the same tiered contingent deferred sales charge (“CDSC”) if shares are redeemed within 12 months of purchase. Any applicable CDSC will be applied at the lower of cost or market value of the shares. Share aging will occur monthly on the anniversary date of each purchase.

You may qualify for reduced sales charges or sales charge waivers. If you believe that you may qualify for a reduction or waiver of the sales charge, you should discuss this matter with your broker or other financial intermediary. To qualify for these reductions or waivers, you or your financial intermediary must provide sufficient information at the time of purchase to verify that your purchase qualifies for such treatment. This information could be used to aggregate, for example, holdings in retirement accounts, Fund shares owned by your immediate family members, and holdings in accounts at other brokers or financial intermediaries. In addition to breakpoint discounts, the following sections describe other circumstances in which sales charges are waived or otherwise may be reduced. See “Reduced Sales Charges – Class A Shares” below.

Rights of Accumulation. You may combine your new purchase of Class A Shares with Class A Shares and/or Class C Shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares you own. You may combine your account, your spouse’s account, and the account(s) of your children under age 25.

This privilege is also extended to certain employee benefit plans and trust estates. The following purchases may be combined for purposes of determining the “Amount of Purchase:” (a) individual purchases, if made at the same time, by a single purchaser, the purchaser’s spouse and children under the age of 25 purchasing Class A Shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a “Company,” as defined in Section 2(a)(8) of the 1940 Act, solely controlled as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing Class A Shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans for a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts. You may also further discuss the combined purchase privilege with your investment broker, brokerage firm, financial institution, or other industry professional, including affiliates of the Manager.

You will need to provide written instruction with respect to the other accounts whose purchases should be considered in Rights of Accumulation.

Rights of Accumulation do not apply to Class I Shares, Class P Shares or Class C Shares.

Letter of Intent. If you anticipate purchasing a specific dollar amount of Class A Shares within a 13-month period, the shares may be purchased at a reduced sales charge by completing and returning a Letter of Intent (the "Letter"), which can be provided to you by your investment broker or other Service Organization. The reduced sales charge may also be obtained on Class A Shares purchased within the 90 days prior to the date of receipt of the Letter. Shares purchased under the Letter are eligible for the same reduced sales charge that would have been available had all the shares been purchased at the same time. There is no obligation to purchase the full amount of shares indicated in the Letter. Should you invest more or less than indicated in the Letter during the 13-month period, the sales charge will be recalculated based on the actual amount purchased. A portion of the amount of the intended purchase normally will be held in escrow in the form of Shares pending completion of the intended purchase. If you do not purchase the full amount of Class A Shares indicated in the Letter, the appropriate amount of shares held in escrow will be redeemed by the Transfer Agent to pay the sales charge that was not applied to your purchase.

Letters of Intent do not apply to Class I Shares, Class P Shares or Class C Shares.

Class A Shares Sales Charge Waivers.

The sales charge on purchases of Class A Shares is waived for certain types of investors, including:

● Current and retired directors and officers of the Fund sponsored by the Manager or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Manager.

● Employees of the Manager and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having selling agreements with the Distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

● Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.

● Participants in certain "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

● Clients of financial intermediaries that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

● Institutional investors (which may include bank trust departments and registered investment advisers).

● Any accounts established on behalf of registered investment advisers or their clients by broker dealers that charge a transaction fee and that have entered into agreements with the Distributor.

● Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

● Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your Service Organization and if your Service Organization has entered into an agreement with the Company or the Distributor. Please consult your financial adviser for further information.

In order to take advantage of a sales charge waiver, a purchaser must certify to the Service Organization eligibility for a waiver and must notify the Service Organization whenever eligibility for a waiver ceases to exist. A Service Organization reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible. Such information may include account statements or other records regarding Shares of the Fund held by you or your immediate family household members.

Contingent Deferred Sales Charge on Certain Redemptions – Class A Shares. A 1.00% contingent deferred sales charge (“CDSC”) may apply for investments of $1 million or more of Class A Shares (and therefore no initial sales charge was paid) and shares are redeemed within 12 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the Distributor did not pay a commission to the selling broker-dealer. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividends and capital gain distributions and then other shares held the longest are the first redeemed.

Contingent Deferred Sales Charge on Certain Redemptions – Class I Shares and Class P Shares. Contingent Deferred Sales Charges do not apply to redemptions of Class I Shares and Class P Shares.

Contingent Deferred Sales Charge on Certain Redemptions – Class C Shares. No sales load is payable by a shareholder at the time of purchase, although the Distributor advances applicable Service Organizations the first year distribution and services fee at a rate of 1.00% on investments in the Fund’s Class C Shares. This advancement is solely financed by the Adviser and not by investors or the Fund. As a result, the Fund imposes a CDSC of 1.00% on redemptions of investments made within 12 months of purchase. The financing party receives the CDSC from the Distributor as reimbursement for the up-front sales commission that has been financed. The CDSC is assessed on an amount equal to the lesser of the offering price at the time of purchase of the shares redeemed and the NAV of shares redeemed at the time of redemption. When Class C Shares are redeemed, the redemption order is processed so that the lowest deferred sales charge is charged, and Class C Shares that are not subject to the deferred sales charge are redeemed first. Any CDSC paid on the redemptions of Class C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. No CDSC is imposed on increases in NAV for Fund shares acquired as reinvested Fund distributions.

The CDSC will be waived for Class C Shares in the following circumstances:

▪ Redemptions of shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in the Fund through such plans;

▪ Exchanges pursuant to the exchange privilege, as described in “Shareholder Information — Exchange Privilege”;

▪ Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2;

▪ Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1⁄2 years old and you purchased your shares prior to October 2, 2006;

▪ Redemptions made with respect to certain retirement plans sponsored by the Fund;

▪ Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

▪ Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares;

▪ Involuntary redemptions made of shares in accounts with low balances;

▪ Redemptions related to the payment of custodial IRA fees, if any; and

▪ Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund.

Repurchase of Class A Shares. Reinstatement of Class A Shares at NAV within 90 calendar days of redemption will be achieved manually. Shareholders must provide instruction at the time of purchase of their intent to exercise this privilege. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

Reduced Sales Charge – Class A Shares. In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Fund or its agent may request account statements if it is unable to verify your account information.

Combined Purchase/Quantity Discount Privilege. When calculating the appropriate sales charge rate, the Fund will, upon written notification at the time of purchase, combine same-day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

Purchasers Qualifying for Reductions in Initial Sales Charges. Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

Individuals

- an individual, his or her spouse, or children residing in the same household;

- any trust established exclusively for the benefit of an individual;

Trustees and Fiduciaries

- a trustee or fiduciary purchasing for a single trust, estate or fiduciary account; and

Other Groups

- any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of the Fund held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

The Fund does not provide additional information on reduced sales charges on its website because the information is contained in its Prospectus, which will be available on the Fund’s website at www.campbell.com.

Purchase of Fund Shares

Shares representing interests in the Fund are offered continuously for sale by Quasar Distributors, LLC (the "Distributor").

General. You may purchase Shares of the Fund at the NAV per Share next calculated after your order is received by the Transfer Agent in good order as described below. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. After an initial purchase is made, the Transfer Agent will set up an account for you on the Company records. The minimum initial investment in the Fund is $100,000 for Class I Shares. The minimum initial investment for Class A Shares, Class P Shares, and Class C Shares is $2,500. The minimum amount for subsequent investments is $500 for Class A Shares. There is no minimum amount for subsequent investments for Class I Shares, Class P Shares, and Class C Shares. The Fund may accept initial investments of smaller amounts in its sole discretion. You can only purchase Shares of the Fund on days the NYSE is open and through the means described below.

Purchases Through Intermediaries. Shares of the Fund may also be available through certain Service Organizations. Certain features of the Shares, such as the initial and subsequent investment minimums and certain trading restrictions, may be modified or waived by Service Organizations. Service Organizations may impose minimum investment requirements. Service Organizations may also impose transaction or administrative charges or other direct fees, which charges and fees would not be imposed if Shares are purchased directly from the Company. Therefore, you should contact the Service Organization acting on your behalf concerning the fees (if any) charged in connection with a purchase or redemption of Shares and should read this Prospectus in light of the terms governing your accounts with the Service Organization. Service Organizations will be responsible for promptly transmitting client or customer purchase and redemption orders to the Company in accordance with their agreements with the Company or its agent and with clients or customers. Service Organizations or, if applicable, their designees that have entered into agreements with the Company or its agent may enter confirmed purchase orders on behalf of clients and customers, with payment to follow no later than the Company's pricing on the following business day. If payment is not received by such time, the Service Organization could be held liable for resulting fees or losses. The Company will be deemed to have received a purchase or redemption order when a Service Organization, or, if applicable, its authorized designee, accepts a purchase or redemption order in good order if the order is actually received by the Company in good order not later than the next business morning. If a purchase order is not received by the Fund in good order, the Transfer Agent will contact the financial intermediary to determine the status of the purchase order. Orders received by the Company in good order will be priced at the Fund's NAV next computed after such orders are deemed to have been received by the Service Organization or its authorized designee.

For administration, subaccounting, transfer agency and/or other services, the Manager, the Distributor or their affiliates may pay Service Organizations and certain recordkeeping organizations a fee (the "Service Fee") based on the average annual NAV of accounts with the Company maintained by such Service Organizations or recordkeepers. The Service Fee payable to any one Service Organization is determined based upon a number of factors, including the nature and quality of services provided, the operations processing requirements of the relationship and the standardized fee schedule of the Service Organization or recordkeeper.

Initial Investment By Mail. Subject to acceptance by the Fund, an account may be opened by completing and signing an account application and mailing it to the Fund at the address noted below, together with a check payable to the Fund. All checks must be in U.S. Dollars drawn on a domestic bank. The Fund will not accept payment in cash or money orders. The Fund does not accept post-dated checks or any conditional order or payment. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

Regular Mail:	Overnight Mail:
Campbell Systematic Macro Fund c/o U.S. Bank Global Fund Services P.O. Box 701 Milwaukee, WI 53201-0701	Campbell Systematic Macro Fund c/o U.S. Bank Global Fund Services 615 East Michigan Street Milwaukee, WI 53202-5207

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

Shares will be purchased at the NAV next computed after the time the application and funds are received in proper order and accepted by the Fund. The Transfer Agent will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by the Fund, for any payment that is returned. It is the policy of the Fund not to accept applications under certain circumstances or in amounts considered disadvantageous to shareholders. The Fund reserves the right to reject any application.

Initial Investment By Wire. If you are making your first investment in the Fund, before you wire funds, the Transfer Agent must have a completed account application. You may mail or overnight deliver your account application to the Transfer Agent. Upon receipt of your completed account application, the Transfer Agent will establish an account for you. The account number assigned will be required as part of the instruction that should be provided to your bank to send the wire. Your bank must include both the name of the Fund you are purchasing, the account number, and your name so that monies can be correctly applied. Your bank should transmit funds by wire to:

Wire Instructions:

U.S. Bank National Association

777 East Wisconsin Ave

Milwaukee WI 53202

ABA 075000022

Credit:

U.S. Bancorp Fund Services

Account #112-952-137

For Further Credit to:

Campbell Systematic Macro Fund

(shareholder registration)

(shareholder account number)

Wired funds must be received prior to 4:00 p.m. Eastern time to be eligible for same day pricing. The Fund and U.S. Bank, N.A. are not responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions.

Subsequent Investments – By Wire. Before sending your wire, please contact the Transfer Agent to advise them of your intent to wire funds. This will ensure prompt and accurate credit upon receipt of your wire.

Telephone Purchase. Investors may purchase additional shares of the Fund by calling 1-844-261-6488. If you elected this option on your account application, and your account has been open for at least 15 calendar days, telephone orders will be accepted via electronic funds transfer from your bank account through the Automated Clearing House (ACH) network. You must have banking information established on your account prior to making a purchase. If you order is received prior to 4 p.m. Eastern time, your shares will be purchased at the net asset value calculated on the day your order is placed.

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Additional Investments. Additional investments may be made at any time by purchasing Shares at the NAV per Share of the Fund by mailing a check to the Transfer Agent at the address noted above under "Initial Investment by Mail" or by wiring as outlined above under "Initial Investment by Wire." Initial and additional purchases made by check or electronic funds transfer through the ACH network cannot be redeemed until payment of the purchase has been collected. This may take up to 15 calendar days from the purchase date. The minimum amount for subsequent investments is $500 for Class A Shares. There is no minimum amount for subsequent investments for Class I Shares, Class P Shares, or Class C Shares.

Retirement Plans/IRA Accounts. The Fund offers prototype documents for a variety of retirement accounts for individuals and small businesses. Please call 1-844-261-6488 for information on:

●	Individual Retirement Plan, including Traditional IRAs and Roth IRAs

●	Small Business Retirement Plans, including Simple IRAs and SEP IRAs

●	Coverdell Education Savings Accounts

There may be special distribution requirements for a retirement account, such as required distributions or mandatory Federal income tax withholding. For more information, call the number listed above. You may be charged a $15 annual account maintenance fee for each retirement account up to a maximum of $30 annually and a $25 fee for transferring assets to another custodian or for closing a retirement account.

Other Purchase Information. The Company reserves the right, in its sole discretion, to suspend the offering of Shares or to reject purchase orders when, in the judgment of management, such suspension or rejection is in the best interests of the Fund. The Manager will monitor the Fund's total assets and may, subject to Board of Directors' approval, decide to close the Fund at any time to new investments or to new accounts due to concerns that a significant increase in the size of the Fund may adversely affect the implementation of the Fund's strategy. The Manager, subject to Board of Directors' approval, may also choose to reopen the Fund to new investments at any time, and may subsequently close the Fund again should concerns regarding the Fund's size recur. If the Fund closes to new investments, the Fund may be offered only to certain existing shareholders of the Fund and certain other persons who may be subject to cumulative, maximum purchase amounts, as follows:

a.  persons who already hold Shares of the closed Fund directly or through accounts maintained by brokers by arrangement with the Manager;

b.  existing and future clients of financial advisers and planners whose clients already hold Shares of the Fund;

c.  employees of the Manager and their spouses, parents and children; and

d.  directors of the Company.

Distributions to all shareholders of the closed Fund will continue to be reinvested unless a shareholder elects otherwise. The Manager, subject to the Board of Directors' discretion, reserves the right to implement other purchase limitations at the time of closing, including limitations on current shareholders.

Purchases of the Fund's Shares will be made in full and fractional Shares of the Fund calculated to three decimal places. Certificates for Shares will not be issued.

Shares may be purchased and subsequent investments may be made by principals and employees of the Manager and their family members, either directly or through their IRAs, and by any pension and profit-sharing plan of the Manager, without being subject to the minimum investment limitation. The Manager is authorized to waive the minimum initial investment requirement.

Good Order. A purchase request is considered to be in good order when the purchase request includes the name of the Fund, the dollar amount of shares to be purchased, your account application or investment stub, and a check payable to the Fund. Purchase requests not in good order may be rejected.

Customer Identification Program. Federal law requires the Company to obtain, verify and record identifying information, which may include the name, residential or business street address, date of birth (for an individual), social security or taxpayer identification number or other identifying information for each investor who opens or reopens an account with the Company. Applications without the required information, or without any indication that a social security or taxpayer identification number has been applied for, may not be accepted. After acceptance, to the extent permitted by applicable law or its customer identification program, the Company reserves the right (a) to place limits on transactions in any account until the identity of the investor is verified; or (b) to refuse an investment in a Company portfolio or to involuntarily redeem an investor's shares and close an account in the event that an investor's identity is not verified. The Company and its agents will not be responsible for any loss in an investor's account resulting from the investor's delay in providing all required identifying information or from closing an account and redeeming an investor's Shares when an investor's identity cannot be verified.

Redemption of Fund Shares

You may redeem Fund Shares at the next NAV calculated after a redemption request is received by the Transfer Agent in good order. The Fund's NAV is calculated once daily at the close of regular trading hours on the NYSE (generally 4:00 p.m. Eastern time) on each day the NYSE is open. You can only redeem Shares of the Fund on days the NYSE is open and through the means described below. You may redeem Fund Shares by mail, or, if you are authorized, by telephone. The value of Shares redeemed may be more or less than the purchase price, depending on the market value of the investment securities held by the Fund.

Redemption By Mail. Your redemption request should be sent to: Campbell Systematic Macro Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI 53201-0701. If sent by overnight mail to: Campbell Systematic Macro Fund, c/o U.S. Bank Global Fund Services, 615 East Michigan Street, Milwaukee, WI 53202.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at U.S. Bancorp Fund Services, LLC’s post office box, of purchase orders or redemption requests does not constitute receipt by the Transfer Agent of the Fund. Receipt of purchase orders or redemption requests is based on when the order is received at the Transfer Agent’s offices.

A signature guarantee, from either a Medallion program member or a non-Medallion program member, is required in the following situations:

●	If ownership is being changed on your account;

●	When redemption proceeds are payable or sent to any person, address or bank account not on record;

●	When a redemption is received by the Transfer Agent and the account address has changed within the last 15 calendar days;

●	For all redemptions in excess of $10,000 from any shareholder account.

The Fund may waive any of the above requirements in certain instances. In addition to the situations described above, the Fund and/or the Transfer Agent reserve the right to require a signature guarantee in other instances based on the circumstances relative to the particular situation.

Nonfinancial transactions, including establishing or modifying certain services on an account, may require a signature guarantee, signature verification from a Signature Validation Program member, or other acceptable form of authentication from a financial institution source.

Signature guarantees will generally be accepted from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program (“STAMP”). A notary public is not an acceptable signature guarantor.

Redemption By Telephone. If you did not decline telephone options on your account application (or requested by subsequent arrangements in writing), and your account has been open for at least 15 days, you may initiate a redemption in any amount up to $10,000 by calling the Transfer Agent at 1-844-261-6488.

Investors may have a check sent to the address of record, proceeds may be wired to a shareholder’s bank account of record, or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, also to the bank account of record. Wires are subject to a $15 fee paid by the investor, but the investor does not incur any charge when proceeds are sent via the ACH system.

Once a telephone transaction has been placed, it cannot be canceled or modified after the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time).

Telephone trades must be received by or prior to market close. During periods of high market activity, shareholders may encounter higher than usual call waits. Please allow sufficient time to place your telephone transaction.

Before executing an instruction received by telephone, the Transfer Agent will use reasonable procedures to confirm that the telephone instructions are genuine. The telephone call may be recorded and the caller may be asked to verify certain personal identification information. If the Fund or its agents follow these procedures, they cannot be held liable for any loss, expense or cost arising out of any telephone redemption request that is reasonably believed to be genuine. This includes fraudulent or unauthorized requests. If an account has more than one owner or authorized person, the Fund will accept telephone instructions from any one owner or authorized person.

IRA and Other Retirement Plan Redemptions. If you are redeeming shares from an IRA or other retirement plan, you must indicate on your written redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election to have tax withheld will be subject to 10% withholding.

Shares held in IRA accounts may be redeemed by telephone at 1-844-261-6488. Investors will be asked whether or not to withhold taxes from any distribution.

Involuntary Redemption. The Fund reserves the right to redeem a shareholder's account in the Fund at any time the value of the account falls below $500 as a result of a redemption or an exchange request. Shareholders will be notified in writing that the value of their account in the Fund is less than $500 and will be allowed 30 days to make additional investments before the redemption is processed. The Fund may assert the right to redeem your Shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for Shares of the Fund you previously purchased or subscribed for.

Other Redemption Information. Redemption proceeds for Shares of the Fund recently purchased by check or electronic funds transfer through the ACH network may not be distributed until payment for the purchase has been collected, which may take up to fifteen calendar days from the purchase date. Shareholders can avoid this delay by utilizing the wire purchase option. Other than as described above, payment of the redemption proceeds will be made within seven days after receipt of an order for a redemption. The Company may suspend the right of redemption or postpone the date at times when the NYSE is closed or under any emergency circumstances as determined by the SEC. The Fund typically expects to meet redemption requests by paying out proceeds from cash or cash equivalent portfolio holdings, or by selling portfolio securities. In stressed market conditions, redemption methods may include redeeming in kind.

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, redemption proceeds may be paid in whole or in part by an in-kind distribution of readily marketable securities held by the Fund instead of cash in conformity with applicable rules of the SEC. Investors generally will incur brokerage charges on the sale of portfolio securities so received in the payment of redemptions. If a shareholder receives redemption proceeds in-kind, the shareholder will bear the market risk of the securities received until their disposition and should expect to incur transaction costs upon the disposition of the securities. The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act, so that the Fund is obligated to redeem its Shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund.

Good Order. A redemption request is considered to be in good order when the redemption request includes the name of the Fund, the number of shares or dollar amount to be redeemed, the account number, and signatures by all of the shareholders whose names appear on the account registration with a signature guarantee, if applicable. Redemption requests not in good order may be delayed.

Market Timing

In accordance with the policy adopted by the Board of Directors, the Company discourages and does not accommodate market timing and other excessive trading practices. Purchases should be made with a view to longer-term investment only. Excessive short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund Shares held by long-term shareholders. The Company and the Manager reserve the right to (i) reject a purchase or exchange order, (ii) delay payment of immediate cash redemption proceeds for up to seven calendar days, (iii) revoke a shareholder's privilege to purchase Fund Shares (including exchanges), or (iv) limit the amount of any exchange involving the purchase of Fund Shares. An investor may receive notice that their purchase order or exchange has been rejected after the day the order is placed or after acceptance by a financial intermediary. It is currently expected that a shareholder would receive notice that its purchase order or exchange has been rejected within 48 hours after such purchase order or exchange has been received by the Company in good order. The Company and the Manager will not be liable for any loss resulting from rejected purchase orders. To minimize harm to the Company and its shareholders (or the Manager), the Company (or the Manager) will exercise its right if, in the Company's (or the Manager's) judgment, an investor has a history of excessive trading or if an investor's trading, in the judgment of the Company (or the Manager), has been or may be disruptive to the Fund. No waivers of the provisions of the policy established to detect and deter market timing and other excessive trading activity are permitted that would harm the Fund and its shareholders or would subordinate the interests of the Fund and its shareholders to those of the Manager or any affiliated person or associated person of the Manager.

Pursuant to the policy adopted by the Board of Directors, the Manager has developed criteria that it uses to identify trading activity that may be excessive. The Manager reviews on a regular, periodic basis available information related to the trading activity in the Fund in order to assess the likelihood that the Fund may be the target of excessive trading. As part of its excessive trading surveillance process, the Manager, on a periodic basis, examines transactions that exceed certain monetary thresholds or numerical limits within a period of time. If, in its judgment, the Manager detects excessive, short-term trading, it may reject or restrict a purchase request and may further seek to close an investor's account with the Fund. The Manager may modify its surveillance procedures and criteria from time to time without prior notice regarding the detection of excessive trading or to address specific circumstances. The Manager will apply the criteria in a manner that, in the its judgment, will be uniform.

There is no assurance that the Fund will be able to identify market timers, particularly if they are investing through intermediaries.

If necessary, the Company may prohibit additional purchases of Shares by a financial intermediary or by certain customers of the financial intermediary. Financial intermediaries may also monitor their customers' trading activities in the Fund. The criteria used by intermediaries to monitor for excessive trading may differ from the criteria used by the Company. If a financial intermediary fails to enforce the Company's excessive trading policies, the Company may take certain actions, including terminating the relationship.

Exchange Privilege

Beneficial holders with financial intermediary sponsored fee-based programs are eligible to exchange their Shares in a particular share class of the Fund for Shares in a different share class of the Fund if the shareholder meets the eligibility requirements for that class of Shares or the shareholder is otherwise eligible to purchase that class of Shares. Such an exchange will be effected at the NAV of the Shares next calculated after the exchange request is received by the Transfer Agent in good order. Shares of each class of the Fund represent equal pro rata interests in the Fund and accrue dividends and calculate NAV and performance quotations in the same manner. The performance of each class is quoted separately due to different actual expenses. Total return can be expected to differ among classes of the Fund. Shareholders who exercise the exchange privilege will generally not recognize a taxable gain or loss for federal income tax purposes. The Fund reserves the right, at its sole discretion, to change or discontinue the exchange privilege, or to temporarily suspend the privilege during unusual market conditions when, in the judgment of management, such change or discontinuance is in the best interests of the Fund.

Dividends and Distributions

The Fund will distribute substantially all of its net investment income and net realized capital gains, if any, to its shareholders. All distributions are reinvested in the form of additional full and fractional Shares of the Fund unless a shareholder elects otherwise. The Fund will declare and pay dividends from net investment income annually. Net realized capital gains (including net short-term capital gains), if any, will be distributed by the Fund at least annually.

The Fund may pay additional distributions and dividends at other times if necessary for the Fund to avoid U.S. federal tax. The Fund's distributions and dividends, whether received in cash or reinvestment in additional Shares, are subject to U.S. federal income tax for shareholders other than IRAs or other tax-qualified plans.

All distributions will be reinvested in additional Fund shares unless you elect to receive cash via one of the following options: (1) receive distributions of net capital gain in cash, while reinvesting net investment income distributions in additional Fund shares; (2) receive all distributions in cash; or (3) reinvest net capital gains distributions in additional Fund shares, while receiving distributions of net investment income in cash.

If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver the check, or if a check remains outstanding for six months, the Fund reserves the right to reinvest the distribution check in your account, at the Fund’s current net asset value, and to reinvest all subsequent distributions.

You may change the distribution option on your account at any time. You should notify the Transfer Agent in writing or by telephone at least five (5) days prior to the next distribution.

More Information About Taxes

The following is a summary of certain U.S. tax considerations relevant under current law, which may be subject to change in the future. Except where otherwise indicated, the discussion relates to investors who are individual U.S. citizens or residents. You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

Distributions. The Fund contemplates distributing as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of net long-term capital gain over net short-term capital loss). Except as otherwise discussed below, you will be subject to federal income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares. Fund distributions attributable to short-term capital gains and net investment income will generally be taxable to you as ordinary income, except as discussed below.

Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, no matter how long you have owned your Fund shares. The maximum long-term capital gain rate applicable to individuals, estates, and trusts is currently 23.8% (which includes a 3.8% Medicare tax). You will be notified annually of the tax status of distributions to you.

Distributions from the Fund will generally be taxable to you in the taxable year in which they are paid, with one exception. Distributions declared by the Fund in October, November or December and paid in January of the following year are taxed as though they were paid on December 31st.

A portion of distributions paid by the Fund to shareholders that are corporations may also qualify for the dividends-received deduction for corporations, subject to certain holding period requirements and debt financing limitations. The amount of the dividends qualifying for this deduction may, however, be reduced as the result of the Fund's securities lending activities (if any), by a high portfolio turnover rate or by investments in debt securities or foreign corporations.

The Fund may be subject to foreign withholding or other foreign taxes on income or gain from certain foreign securities. If more than 50% of the value of the total assets of the Fund consists of stocks and securities (including debt securities) of foreign corporations at the close of a taxable year, the Fund may elect, for federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding and other foreign income taxes, as paid by its shareholders. If the Fund makes this election, the amount of those foreign taxes paid by the Fund will be included in its shareholders' income pro rata (in addition to taxable distributions actually received by them), and each such shareholder will be entitled either (1) to credit that proportionate amount of taxes against U.S. federal income tax liability as a foreign tax credit or (2) to take that amount as an itemized deduction. If the Fund is not eligible or chooses not to make this election the Fund will be entitled to deduct any such foreign taxes in computing the amounts it is required to distribute.

If you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution, but you will be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of capital. This is known as "buying into a dividend."

Sales of Shares. You will generally recognize taxable gain or loss for federal income tax purposes on a sale or redemption of your shares based on the difference between your tax basis in the shares and the amount you receive for them. Generally, you will recognize long-term capital gain or loss if you have held your Fund shares for over twelve months at the time you dispose of them.

Any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares. Additionally, any loss realized on a disposition of shares of the Fund may be disallowed under "wash sale" rules to the extent the shares disposed of are replaced with other shares of the Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

The Fund (or relevant broker or financial adviser) is required to compute and report to the IRS and furnish to Fund shareholders cost basis information when such shares are sold. The Fund has elected to use the average cost method, unless you instruct the Fund to use a different IRS-accepted cost basis method, or choose to specifically identify your shares at the time of each sale. If your account is held by your broker or other financial adviser, they may select a different cost basis method. In these cases, please contact your broker or other financial adviser to obtain information with respect to the available methods and elections for your account. You should carefully review the cost basis information provided by the Fund and make any additional basis, holding period or other adjustments that are required when reporting these amounts on your federal and state income tax returns. Fund shareholders should consult with their tax advisers to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about how the cost basis reporting requirements apply to them.

IRAs and Other Tax-Qualified Plans. The one major exception to the preceding tax principles is that distributions on, and sales and redemptions of, shares held in an IRA (or other tax-qualified plan) will not be currently taxable unless such shares were acquired with borrowed funds.

Backup Withholding. The Fund may be required in certain cases to withhold and remit to the IRS a percentage of taxable dividends or gross proceeds realized upon sale payable to shareholders who have failed to provide a correct tax identification number in the manner required, or who are subject to withholding by the IRS for failure to properly include on their return payments of taxable interest or dividends, or who have failed to certify to the Fund that they are not subject to backup withholding when required to do so or that they are "exempt recipients." The current backup withholding rate is 28%.

U.S. Tax Treatment of Foreign Shareholders. Generally, nonresident aliens, foreign corporations and other foreign investors are subject to a 30% withholding tax on dividends paid by a U.S. corporation, although the rate may be reduced for an investor that is a qualified resident of a foreign country with an applicable tax treaty with the United States. In the case of a regulated investment company such as the Fund, however, certain categories of dividends are exempt from the 30% withholding tax. These generally include dividends attributable to the Fund's net capital gains (the excess of net long-term capital gains over net short-term capital loss) and dividends attributable to the Fund's interest income from U.S. obligors and dividends attributable to net short-term capital gains of the Fund.

Foreign shareholders will generally not be subject to U.S. tax on gains realized on the sale or redemption of shares of the Fund, except that a nonresident alien individual who is present in the United States for 183 days or more in a calendar year will be taxable on such gains and on capital gain dividends from the Fund.

In contrast, if a foreign investor conducts a trade or business in the United States and the investment in the Fund is effectively connected with that trade or business, then the foreign investor's income from the Fund will generally be subject to U.S. federal income tax at graduated rates in a manner similar to the income of a U.S. citizen or resident.

The Fund will also generally be required to withhold 30% tax on certain payments to foreign entities that do not provide a Form W-8BEN-E that evidences their compliance with, or exemption from, specified information reporting requirements under the Foreign Account Tax Compliance Act.

All foreign investors should consult their own tax advisers regarding the tax consequences in their country of residence of an investment in the Fund.

Shares of the Fund have not been registered for sale outside of the United States and certain United States territories.

State and Local Taxes. You may also be subject to state and local taxes on income and gain from Fund shares. State income taxes may not apply, however, to the portions of the Fund's distributions, if any, that are attributable to interest on U.S. government securities. You should consult your tax adviser regarding the tax status of distributions in your state and locality.

Tax Risks of Investment in Subsidiary. The investment of up to 25% of a fund’s assets in a foreign subsidiary such as the Subsidiary is a structure that has been used by a number of RICs as a way of indirectly making commodities-related investments that would not generate qualifying income if they were made directly by the RIC. Section 851(b) of the Internal Revenue Code of 1986, as amended (the “Code”) provides that income earned by a controlled foreign corporation (a “CFC”), such as the Subsidiary, will be treated as qualifying income for a RIC provided that CFC distributes those earnings out to the RIC each year. During the period 2006-2011, the IRS issued a number of private letter rulings to other funds in which the IRS ruled that income derived from a fund’s investment in a CFC such as the Subsidiary will generally constitute qualifying income for the fund, even if the CFC itself engages in transactions that would not generate qualifying income if they were engaged in by the fund itself and even if the earnings of the CFC are not distributed to the fund each year. In 2011, however, the IRS suspended the issuance of such private letter rulings pending further review of the subject. In 2016, after completion of that review, the IRS issued proposed regulations that will provide that the income from a foreign subsidiary is qualifying income for RIC purposes only to the extent the income is actually distributed by the foreign subsidiary to the RIC each year – consistent with what is provided in the Internal Revenue Code. Accordingly, the Fund intends to cause the Subsidiary to make such distributions to the Fund each year, so that the income of the Subsidiary will be qualifying income for the Fund.

If, however, the IRS were to determine that income derived from the Fund’s investment in the Subsidiary (or from certain commodity-linked notes) does not constitute qualifying income and if such positions were upheld by a court, or if future legislation or Treasury regulations were to adversely affect the tax treatment of such investments, the Fund might cease to qualify as a RIC and would be required to reduce its exposure to such investments which might result in difficulty in implementing its investment strategy. In a Senate subcommittee hearing on the subject of RIC commodities-related investments in 2012, Senator Levin, the subcommittee chairman, expressed the view that a wholly-owned foreign subsidiary such as the Subsidiary, which is used by a RIC to make investments or otherwise to engage in transactions that the RIC could not accomplish directly under the applicable tax rules, should be disregarded as a separate entity for federal income tax purposes. Senator Levin’s view was not endorsed by the IRS Commissioner and the Treasury Acting Assistant Secretary for Tax Policy in their hearing testimony and their post-hearing responses to supplemental questions from Senator Levin. If the IRS were ultimately to adopt such a view, however, and if that position were to be sustained by the courts, the Fund may be unable to meet the 90% qualifying income test and therefore may not qualify as a RIC. In that event, the Fund’s taxable income would be subject to tax at the Fund level at regular corporate tax rates (without reduction for distributions to shareholders) and to a further tax at the shareholder level when such income is distributed. In such an event, in order to re-qualify for taxation as a regulated investment company, the Fund may be required to recognize unrealized gains, pay substantial taxes and interest and make certain distributions.

Taxation of the Subsidiary. There is, at present, no direct taxation in the Cayman Islands and interest, dividends and gains payable to the Subsidiary will be received free of all Cayman Islands taxes. The Subsidiary is registered as an "exempted company" pursuant to the Companies Law (as amended). The Subsidiary has applied for, and expects to receive, an undertaking from the Governor in Cabinet of the Cayman Islands to the effect that, for a period of twenty years from the date of the undertaking, no law that thereafter is enacted in the Cayman Islands imposing any tax or duty to be levied on profits, income or on gains or appreciation, or any tax in the nature of estate duty or inheritance tax, will apply to any property comprised in or any income arising under the Subsidiary, or to the shareholders thereof, in respect of any such property or income.

More information about taxes is contained in the SAI.

Distribution Arrangements

The Board of Directors has adopted a Plan of Distribution for Class A Shares, Class P Shares, and Class C Shares of the Fund (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund's Distributor is entitled to receive from the Fund a distribution fee with respect to the Shares, which is accrued daily and paid monthly, of up to 0.25%, of the Class A Shares and Class P Shares, and up to 1.00%, of the Class C Shares, on an annualized basis of the average daily net assets of the Class A Shares, Class P Shares, and the Class C Shares of the Fund. The actual amount of such compensation under the Plan is agreed upon by the Company's Board of Directors and by the Distributor. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Amounts paid to the Distributor under the Plan may be used by the Distributor to cover expenses that are related to (i) the sale of the Shares, (ii) ongoing servicing and/or maintenance of the accounts of shareholders, and (iii) sub-transfer agency services, subaccounting services or administrative services related to the sale of the Shares, all as set forth in the Fund's 12b-1 Plan. Ongoing servicing and/or maintenance of the accounts of shareholders may include updating and mailing prospectuses and shareholder reports, responding to inquiries regarding shareholder accounts and acting as agent or intermediary between shareholders and the Fund or its service providers. The Distributor may delegate some or all of these functions to Service Organizations. See "Purchases Through Intermediaries" above.

The Plan obligates the Fund, during the period it is in effect, to accrue and pay to the Distributor on behalf of the Shares the fee agreed to under the Distribution Agreement. Payments under the Plan are not tied exclusively to expenses actually incurred by the Distributor, and the payments may exceed distribution expenses actually incurred.

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-844-261-6488 to request individual copies of these documents. Once the Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Lost Shareholder, Inactive Accounts and Unclaimed Property

It is important that the Fund maintains a correct address for each shareholder.  An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund.  Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account.  If the Fund is unable to locate the shareholder, then it will determine whether the shareholder’s account can legally be considered abandoned.  Your mutual fund account may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws.  The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements.  The shareholder’s last known address of record determines which state has jurisdiction.  Please proactively contact the Transfer Agent at 1-844-261-6482 (toll free) at least annually to ensure your account remains in active status.

If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller.  Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS NOT CONTAINED IN THIS PROSPECTUS OR IN THE FUND'S SAI INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE COMPANY OR ITS DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING BY THE COMPANY OR BY THE DISTRIBUTOR IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.

FINANCIAL HIGHLIGHTS

The following financial highlights are intended to help you understand the Fund's financial performance since inception. The financial information shown below is that of the Predecessor Fund. Some of the information is presented on a per share basis. Total returns represent the rate an investor would have earned (or lost) on an investment in the Fund.

The information has been audited by [_______], the Predecessor Fund's independent registered public accounting firm. For the September 30, 2019 fiscal year, [_______]'s report, along with the Predecessor Fund's financial statements, is included in the Predecessor Fund's 2019 Annual Report, which is available, without charge, upon request.

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended September 30,
	2019	2018	2017	2016	2015
Net Asset Value, Beginning of Period		$9.36	$10.13	$11.17	$11.01
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(1)		(0.03)	(0.04)	(0.09)	(0.13)
Net realized and unrealized gain (loss) on investments, swap contracts, futures and forward currency contracts(2)		0.16	(0.73)	(0.74)	0.97
Total Income (Loss) from Investment Operations		0.13	(0.77)	(0.83)	0.84
LESS DISTRIBUTIONS:
From net investment income		--	--	(0.21)	(0.68)
Total Distributions		--	--	(0.21)	(0.68)
Net Asset Value, End of Period		$9.49	$9.36	$10.13	$11.17
Total Return(3)		1.39%	(7.60)%	(7.60)%	7.48%
SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of period (in thousands)		$14,744	$24,092	$64,528	$83,077
Ratio of gross expenses to average net assets (including interest expense)(4)(5)		1.96%	1.33%	1.25%	1.24%
Ratio of net expenses to average net assets (including interest expense)(6)		1.58%	1.15%	1.17%	1.15%
Ratio of net investment loss to average net assets		(0.32)%	(0.45)%	(0.83)%	(1.08)%
Portfolio turnover rate		122%	0%	0%	0%

(1)	Per share amounts are calculated using the average shares method, which more appropriately presents the per share data for the period.
(2)	Realized and unrealized gains per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the statement of operations due to the timing of share transactions for the period.
(3)	Total returns are historical and assume changes in share price and reinvestment of dividends and distributions. Total returns shown exclude the effect of the maximum applicable sales charges of 5.75% and, if applicable, wire redemption fees. Had the Predecessor Fund’s investment adviser not waived its fees or reimbursed a portion of the Predecessor Fund’s expenses, the returns would have been lower.
(4)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Predecessor Fund’s investment adviser.
(5)	Ratio of gross expenses to average net assets excluding interest expense(4): 1.96%, 1.33%, 1.23%, 1.24% and 1.30%(7) for the fiscal years ended 2018, 2017, 2016, 2015 and 2014, respectively.
(6)	Ratio of net expenses to average net assets excluding interest expense: 1.58%, 1.15%, 1.15%, 1.15% and 1.15%(7) for the fiscal years ended 2018, 2017, 2016, 2015 and 2014, respectively.
(7)	Does not include the expenses of other investment companies in which the Predecessor Fund invests, if any.

PRIVACY NOTICE
FACTS	WHAT DOES THE CAMPBELL SYSTEMATIC MACRO FUND DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

●     Social Security number

●     account balances

●     account transactions

●     transaction history

●     wire transfer instructions

●     checking account information

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons the Campbell Systematic Macro Fund chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does the Campbell Systematic Macro Fund share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We do not share.
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share.
For our affiliates to market to you	No	We do not share.
For non-affiliates to market to you	No	We do not share.
Questions?	Call 1-844-261-6488

What we do
How does the Campbell Systematic Macro Fund protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
How does the Campbell Systematic Macro Fund collect my personal information?

We collect your personal information, for example, when you

●    open an account

●    provide account information

●    give us your contact information

●    make a wire transfer

●    tell us where to send the money

We also collect your information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes – information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for non-affiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

●    Our affiliates include Campbell Systematic Macro Fund’s investment adviser, Campbell & Company Investment Adviser LLC.

Non-affiliates

Companies not related by common ownership or control. They can be financial and nonfinancial companies.

●    The Campbell Systematic Macro Fund does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● The Campbell Systematic Macro Fund does not jointly market.

FOR MORE INFORMATION ABOUT THE FUND

This Prospectus contains important information you should know before you invest. Read it carefully and keep it for future reference. More information about the Fund will be available free of charge, upon request, including:

Annual/Semi-Annual Reports: These reports, when available, will contain additional information about the Fund’s investments, describe the Fund’s performance, list portfolio holdings and discuss recent market conditions and economic trends. The Annual Report will include a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information ("SAI"): The Fund's SAI, dated [_______], 2019, has been filed with the SEC. The SAI, which includes additional information about the Fund, and the Fund's Annual and Semi-Annual Reports, may be obtained free of charge by calling 1-844-261-6488 or by visiting www.campbell.com. The SAI, as supplemented from time to time, is incorporated by reference into this Prospectus and is legally considered a part of this Prospectus.

Shareholder Inquiries: Representatives are available to discuss account balance information, mutual fund prospectuses, literature, programs and services available. Hours: 9 a.m. to 8 p.m. (Eastern Time) Monday-Friday. Call: 1-844-261-6488.

Purchases and Redemptions: Call your registered representative or 1-844-261-6488.

Written Correspondence:
P.O. Box Address:

Campbell Systematic Macro Fund
c/o U.S. Bank Global Fund Services
PO Box 701
Milwaukee, WI 53201-0701

Street Address:

Campbell Systematic Macro Fund
c/o U.S. Bank Global Fund Services
615 East Michigan Street
Milwaukee, WI 53202

Securities and Exchange Commission: You may view and copy information about the Company and the Fund, including the SAI, by visiting the SEC's Public Reference Room in Washington, D.C. or the EDGAR Database on the SEC's Internet site at www.sec.gov. You may also obtain copies of Fund documents by paying a duplicating fee and sending an electronic request to the following e-mail address: publicinfo@sec.gov.

Investment Company Act File No. 811-05518

STATEMENT OF ADDITIONAL INFORMATION

CAMPBELL SYSTEMATIC MACRO FUND

a series of THE RBB FUND, INC.

Class A [TICKER]

Class I [TICKER]

Class P [TICKER]

Class C [TICKER]

[   ], 2019

Investment Manager:

CAMPBELL & COMPANY INVESTMENT ADVISER LLC

This Statement of Additional Information (“SAI”) provides supplementary information pertaining to shares of four classes, Class A Shares, Class I Shares, Class P Shares and Class C Shares (the “Shares”), representing interests in the Campbell Systematic Macro Fund (the “Fund”) of The RBB Fund, Inc. (the “Company”). This SAI is not a prospectus and should be read only in conjunction with the Fund’s Prospectus dated [   ], 2019 (the “Prospectus”).

The financial statements with respect to the Equinox Campbell Strategy Fund (the “Predecessor Fund”), a series of the Equinox Funds Trust, for the fiscal year ended September 30, 2019, including the notes thereto and the report of [ ] thereon, included in the Predecessor Fund’s annual report dated September 30, 2019, are incorporated by reference into this SAI. No other part of the annual report is hereby incorporated by reference. This report, the Prospectus or the SAI can be obtained upon request and without charge by calling toll free 1-844-261-6488.

TABLE OF CONTENTS

GENERAL INFORMATION	[1]
INVESTMENT OBJECTIVE	[1]
PRINCIPAL INVESTMENT POLICIES AND RISKS	[1]
NON-PRINCIPAL INVESTMENT POLICIES AND RISKS	[17]
INVESTMENT LIMITATIONS	[20]
DISCLOSURE OF PORTFOLIO HOLDINGS	[21]
PORTFOLIO TURNOVER	[22]
MANAGEMENT OF THE COMPANY	[22]
CODE OF ETHICS	[31]
PROXY VOTING	[31]
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	[31]
INVESTMENT ADVISORY AND OTHER SERVICES	[31]
INVESTMENT MANAGER	[32]
THE PORTFOLIO MANAGERS	[33]
ADMINISTRATION AND ACCOUNTING AGREEMENT	[35]
CUSTODIAN AGREEMENT	[36]
TRANSFER AGENCY AGREEMENT	[37]
DISTRIBUTION AGREEMENT	[37]
PAYMENTS TO FINANCIAL INTERMEDIARIES	[39]
FUND TRANSACTIONS	[40]
PURCHASE AND REDEMPTION INFORMATION	[42]
TELEPHONE TRANSACTION PROCEDURES	[47]
VALUATION OF SHARES	[47]
TAXES	[48]
ADDITIONAL INFORMATION CONCERNING COMPANY SHARES	[49]
MISCELLANEOUS	[50]
APPENDIX A	[A-1]

i

GENERAL INFORMATION

The Company is an open-end management investment company currently consisting of 33 separate portfolios.  The Company is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) and was organized as a Maryland corporation on February 29, 1988.  This SAI pertains to the Campbell Systematic Macro Fund (the “Fund”), a non-diversified portfolio. Campbell & Company Investment Adviser LLC (“Campbell” or the “Manager”) serves as the investment manager to the Fund.

The Fund previously commenced operations on March 4, 2013 as the Equinox Campbell Strategy Fund, (the “Predecessor Fund”), a series of the Equinox Funds Trust. It is currently contemplated that before the Fund commences operations, substantially all of the assets of the Predecessor Fund, which is sub-advised by the Adviser, will be transferred to the Fund in a tax-free reorganization (the “Reorganization”). If approved by shareholders of the Predecessor Fund, the Reorganization will occur on or about [December [ ], 2019]. As a result of the Reorganization, the performance and accounting history of the Predecessor Fund will be assumed by the Fund. Financial and performance information included herein is that of the Predecessor Fund.

INVESTMENT OBJECTIVE

The following supplements the information contained in the Prospectus concerning the investment objective and policies of the Fund.

The Fund seeks capital appreciation over the medium to long-term. The investment objective of the Fund is not a fundamental policy of the Fund and may be changed by the Company’s Board of Directors (the “Board”) without a vote of the shareholders. There can be no guarantee that the Fund will achieve its investment objective.  The Fund may not necessarily invest in all of the instruments or use all of the investment techniques permitted by the Fund’s Prospectus and this SAI, or invest in such instruments or engage in such techniques to the full extent permitted by the Fund’s investment policies and limitations.

PRINCIPAL INVESTMENT POLICIES AND RISKS

Portfolio Turnover Rate.  Portfolio turnover rate is defined under U.S. Securities and Exchange Commission (the “SEC”) rules as the greater of the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year.  Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts in which the Fund may invest since such contracts generally have remaining maturities of less than one-year.  The Fund may at times hold investments in other short-term instruments which are excluded for purposes of computing portfolio turnover.

Commodity-Linked Investments. The Fund may attempt to provide exposure to the returns of real assets that trade in the commodity markets without direct investment in physical commodities. Real assets include oil, gas, industrial and precious metals, livestock, and agricultural or meat products, or other items that have tangible properties. Commodity-linked derivative instruments include commodity index-linked securities and other derivative instruments that provide exposure to the investment returns of the commodities markets. Commodity-linked investments may be more volatile and less liquid than the underlying instruments and their value may be affected by the performance of commodities as well as weather, tax, and other regulatory or political developments, overall market movements and other factors affecting the value of particular industries or commodities, such as disease, embargoes, acts of war or terrorism.

The Fund may invest in commodity-linked derivative instruments such as commodity-linked structured notes. The Fund may invest in commodity-linked notes that pay a return linked to the performance of a commodities index or basket of futures contracts with respect to all of the commodities in an index. In some cases, the return will be based on some multiple of the performance of the index, and this embedded leverage will magnify the positive and negative return the Fund earns from these notes as compared to the index. The principal and/or interest payments of commodity-linked derivatives are tied to the value of a real asset or commodity index. Structured notes may be structured by the issuer and the purchaser of the note. The notes are derivative debt instruments with principal payments generally linked to the value of commodities, commodity futures contracts or the performance of commodity indices and interest and coupon payments pegged to a market-based interest rate, such as LIBOR or a bank’s prime rate. The value of these notes will rise or fall in response to changes in the underlying commodity or related index or investment. These notes expose the Fund economically to movements in commodity prices.

Corporate Obligations. The Fund may invest in debt obligations, such as bonds and debentures, issued by corporations and other business organizations without limit on credit quality or maturity of debt securities.  See Appendix A to this SAI for a description of corporate debt ratings. An issuer of debt obligations may default on its obligation to pay interest and repay principal. Also, changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value.

Equity Securities.  Equity securities represent ownership interests in a company and consist of common stocks, preferred stocks, warrants to acquire common stock, and securities convertible into common stock.  Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which the Fund may invest will cause the net asset value (“NAV”) of the Fund to fluctuate. The Fund may purchase equity securities traded in the U.S. on registered exchanges or the over-the-counter market. Equity securities are described in more detail below:

●	Common Stock. Common stock represents an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.

●	Preferred Stock. Preferred stock represents an equity or ownership interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds take precedence over the claims of those who own preferred and common stock.

●	Warrants. Warrants are instruments that entitle the holder to buy an equity security at a specific price for a specific period of time. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments.

●	Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the Fund is called for redemption or conversion, the Fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at a price above their “conversion value,” which is the current market value of the stock to be received upon conversion.  The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities.  However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder.  When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase.  At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise.  Convertible securities are also subject to credit risk, and are often lower-quality securities.

●	Small and Medium Capitalization Issuers. Investing in equity securities of small and medium capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size, limited markets and financial resources, narrow product lines and frequent lack of depth of management. The securities of smaller companies are often traded in the over-the-counter market and even if listed on a national securities exchange may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies are less likely to be liquid, may have limited market stability, and may be subject to more abrupt or erratic market movements than securities of larger, more established growth companies or the market averages in general.

Foreign Markets. Foreign investments involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments. In addition, foreign investments may include additional risks associated with currency exchange rates, less complete financial information about the issuers, less market liquidity and political stability. Volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility or price can be greater than in the United States. Future political and economic information, the possible imposition of withholding taxes on interest income, the possible seizure or nationalization of foreign holdings, the possible establishment of exchange controls, or the adoption of other governmental restrictions, might adversely affect the payment of principal and interest on foreign obligations. Inability to dispose of Fund securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the securities, or, if the Fund has entered into a contract to sell the instruments, could result in possible liability to the purchaser. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.

Fixed commissions on foreign financial exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Fund endeavors to achieve the most favorable net results on their portfolio transactions. There is generally less government supervision and regulation of financial exchanges, brokers, dealers and listed companies than in the United States.

Settlement mechanics (e.g., mail service between the United States and foreign countries) may be slower or less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund is uninvested and no return is earned thereon. The inability of the Fund to make intended purchases due to settlement problems could cause the Fund to miss attractive investment opportunities.

Although the Fund may invest in instruments denominated in foreign currencies, the Fund values its assets in U.S. dollars. As a result, the NAV of the Fund’s shares may fluctuate with U.S. dollar exchange rates as well as the price changes of the Fund’s investments in the various local markets and currencies. Thus, an increase in the value of the U.S. dollar compared to the currencies in which the Fund makes its investments could reduce the effect of increases and magnify the effect of decreases in the price of the Fund’s investments in their local markets. Conversely, a decrease in the value of the U.S. dollar may have the opposite effect of magnifying the effect of increases and reducing the effect of decreases in the prices of the Fund’s investments in its foreign markets. In addition to favorable and unfavorable currency exchange rate developments, the Fund is subject to the possible imposition of exchange control regulations or freezes on convertibility of currency. The Fund may invest in obligations of foreign branches of U.S. banks (Eurodollars) and U.S. branches of foreign banks (Yankee dollars) as well as foreign branches of foreign banks. These investments involve risks that are different from investments in securities of U.S. banks, including potential unfavorable political and economic developments, different tax provisions, seizure of foreign deposits, currency controls, interest limitations or other governmental restrictions which might affect payment of principal or interest. The Fund may also invest in Yankee bonds, which are issued by foreign governments and their agencies and foreign corporations but pay interest in U.S. dollars and are typically issued in the United States.

European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.

In June of 2016, the United Kingdom (the“UK”) approved a referendum to leave the EU, commonly referred to as“Brexit,”which sparked depreciation in the value of the British pound and heightened risk of continued worldwide economic volatility. Pursuant to Article 50 of the Treaty of Lisbon, the UK gave notice in March 2017 of its withdrawal from the EU and commenced negotiations on the terms of withdrawal. It is unclear what the potential consequences may be. In addition, it is possible that measures could be taken to revote the issue of the withdrawal, or that regions of the UK could seek to separate and remain a part of the EU. As a result of the scheduled withdrawal, the Fund may be exposed to volatile trading markets and significant and unpredictable currency fluctuations over a short period of time, and potentially lower economic growth in the UK, Europe and globally. Securities issued by companies domiciled in the UK could be subject to changing regulatory and tax regimes. Banking and financial services companies that operate in the UK or EU could be disproportionately affected by Brexit. Further insecurity in EU membership or the abandonment of the euro could exacerbate market and currency volatility and negatively affect the Fund’s investments in securities of issuers located in the EU. The effects of these actions, especially if they occur in a disorderly fashion, are not clear but could be significant and far-reaching. Negotiations are ongoing and subject to further developments.

Forward Foreign Currency Transactions. The Fund may enter into forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign currency exchange rates or to seek to increase total return. The Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market conducted directly between traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the spread) between the price at which they are buying and selling various currencies.

The Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value in financial instruments denominated or quoted in a different currency or to seek to increase total return. Cross-hedging may also include entering into a forward transaction involving two foreign currencies, using one foreign currency as a proxy for the U.S. dollar to hedge against variations in the other foreign currency.

At the consummation of the forward contract, the Fund may terminate its contractual obligation by purchasing an offsetting contract obligating it to purchase at the same maturity date, the same amount of such foreign currency. If the Fund engages in an offsetting transaction, the Fund will realize a gain or a loss to the extent that there has been a change in forward contract prices. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.

The Fund’s transactions in forward contracts will be limited to those described above. Of course, the Fund is not required to enter into such transactions with regard to its foreign currency quoted or denominated instruments, and the Fund will not do so unless deemed appropriate by the Manager.

When the Fund enters into forward contracts the Fund is required to “cover” its position in order to limit leveraging and related risks.  To cover its position, the Fund may segregate (and mark-to-market on a daily basis) cash or liquid assets that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the forward contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage that the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio holdings.  Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund or its wholly-owned and controlled Cayman Islands subsidiary, Campbell Systematic Macro Offshore Limited (the “Subsidiary”), through which the Fund may invest, may enter into agreements with a futures commission merchant (“FCM”), which require the FCM to accept physical settlement for certain financial instruments.  If this occurs, the Fund would treat the financial instrument as being cash-settled for purposes of determining the Fund’s coverage requirements.

If the Fund uses forward contracts as a method of protecting the value of the Fund’s investments against a decline in the value of a currency, this does not eliminate fluctuations in the underlying prices of the investments. It simply establishes a rate of exchange which can be achieved at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of the Fund’s foreign assets. It also reduces any potential gain which may have otherwise occurred had the currency value increased above the settlement price of the contract.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks or to seek to increase total return, transactions in such contracts involve certain other risks. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may cause the Fund to sustain losses, which will prevent the Fund from achieving a complete hedge, or expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

The Fund’s foreign currency transactions (including related options, futures and forward contracts) may be limited by the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), for qualification as a regulated investment company.

Futures and Options on Futures.  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific financial instrument at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Fund may use futures contracts and related options for: bona fide hedging; attempting to offset changes in the value of financial instruments held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes.

The Fund and the Subsidiary, through which the Fund invests, are subject to regulation by the CFTC as commodity pools and the Manager’s parent, Campbell & Company, LP (“Campbell & Company”) is subject to regulation by the CFTC as a commodity pool operator (“CPO”) with respect to the Fund under the Commodity Exchange Act (“CEA”). Campbell & Company does not currently rely on an exclusion from the definition of CPO in CFTC Rule 4.5 with respect to the Fund.

Transactions in futures and options by the Fund are subject to limitations established by futures and option exchanges governing the maximum number of futures and options that may be written or held by a single investor or group of investors acting in concert, regardless of whether the futures or options were written or purchased on the same or different exchanges or are held in one or more accounts or through one or more different exchanges or through one or more brokers. Thus the number of futures or options that the Fund may write or hold may be affected by futures or options written or held by other entities, including other investment companies advised by the Manager.  An exchange may order the liquidation of positions found to be in violation of those limits and may impose certain other sanctions.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified currency amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When the Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to “cover” its position in order to limit leveraging and related risks.  To cover its position, the Fund may segregate (and mark-to-market on a daily basis) cash or liquid assets that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage that the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio holdings.  Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund or the Subsidiary may enter into agreements with a FCM that require the FCM to accept physical settlement for certain financial instruments.  If this occurs, the Fund would treat the financial instrument as being cash-settled for purposes of determining the Fund’s coverage requirements.

The Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract.  In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will segregate cash or liquid assets equal in value to the difference between the strike price of the put and the price of the futures contract.  The Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract.  The Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices that are expected to move relatively consistently with the futures contract.

The Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option.  In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid assets equal in value to the difference between the strike price of the call and the price of the futures contract.  The Fund may also cover its sale of a call option by taking positions in instruments with prices that are expected to move relatively consistently with the call option.  The Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will maintain in a segregated account cash or liquid assets equal in value to the difference between the strike price of the put and the price of the futures contract.  The Fund may also cover its sale of a put option by taking positions in instruments with prices that are expected to move relatively consistently with the put option.

There are significant risks associated with the Fund’s use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Manager’s ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the changes in market value of the instruments held by the Fund and the prices of futures and options on futures; (3) there may not be a liquid secondary market for a futures contract or option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce the Fund’s exposure to price fluctuations, while others tend to increase its market exposure.

Swap Agreements.  Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.  The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket” of securities representing a particular index.  Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap,” interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor,” and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the Fund calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, the Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”). The Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid.

Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the Fund’s investment restriction concerning senior securities.  Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund’s illiquid investment limitation.  The Fund will not enter into any swap agreement unless the Manager believes that the other party to the transaction is creditworthy.  The Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

The Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable.  The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer.  The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.  The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks.  Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Payments may be made at the conclusion of a swap agreement or periodically during its term.  Swap agreements do not involve the delivery of securities or other underlying assets.  Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that the Fund is contractually obligated to make.  If the other party to a swap agreement defaults, the Fund’s risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive, if any.  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian.  Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Fund and the Manager believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Fund’s borrowing restrictions.

Global regulatory changes could adversely affect the Fund by restricting its trading activities and/or increasing the costs or taxes to which its investors are subject. The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the U.S., and the European Market Infrastructure Regulation (“EMIR”) in the EU (among others), grant prudential and financial regulators (notably the SEC and CFTC in the U.S. and European Securities and Markets Authority in the EU) the jurisdictional and rulemaking authority necessary to impose comprehensive regulations on the over-the-counter (“OTC”) and cleared derivatives markets. These regulations include, but are not limited to, requirements relating to disclosure, trade processing, trade reporting, margin and registration requirements. Under the Dodd-Frank Act, regulations are now in effect that require swap dealers to post and collect variation margin (comprised of specified liquid instruments and subject to a required haircut) in connection with trading of OTC swaps with the Fund. Requirements for posting of initial margin in connection with OTC swaps will be phased-in through 2020. The implementation of these margin requirements with respect to OTC swaps, as well as the other types of regulations described above and other global regulatory initiatives, could adversely impact the Fund by increasing transaction costs and/or regulatory compliance costs, limiting the availability of certain derivatives or otherwise adversely affecting the value or performance of derivatives that the Fund trades. Other potentially adverse regulatory obligations can develop suddenly and be imposed without notice.

● Total Return Swaps. Total return swaps are contracts in which one party agrees to make payments of the total return from the underlying asset during the specified period, in return for payments equal to a fixed or floating rate of interest or the total return from another underlying asset. The total return includes appreciation or depreciation on the underlying asset, plus any interest or dividend payments. Payments under the swap are based upon an agreed upon principal amount but since the principal amount is not exchanged, it represents neither an asset nor a liability to either counterparty, and is referred to as notional. Total return swaps are marked to market daily using different sources, including quotations from counterparties, pricing services, brokers or market makers. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the amount due to the Fund at termination or settlement. The primary risks associated with total returns swaps are credit risks (if the counterparty fails to meet its obligations) and market risk (if there is no liquid market for the agreement or unfavorable changes occur to the underlying asset).

● Interest Rate Swaps. Interest rate swaps are financial instruments that involve the exchange of one type of interest rate for another type of interest rate cash flow on specified dates in the future. Some of the different types of interest rate swaps are “fixed-for floating rate swaps,” “termed basis swaps” and “index amortizing swaps.” Fixed-for floating rate swaps involve the exchange of fixed interest rate cash flows for floating rate cash flows. Termed basis swaps entail cash flows to both parties based on floating interest rates, where the interest rate indices are different. Index amortizing swaps are typically fixed-for floating swaps where the notional amount changes if certain conditions are met.

Like a traditional investment in a debt security, the Fund could lose money by investing in an interest rate swap if interest rates change adversely. For example, if the Fund enters into a swap where it agrees to exchange a floating rate of interest for a fixed rate of interest, the Fund may have to pay more money than it receives. Similarly, if the Fund enters into a swap where it agrees to exchange a fixed rate of interest for a floating rate of interest, the Fund may receive less money than it has agreed to pay.

● Currency Swaps. A currency swap is an agreement between two parties in which one party agrees to make interest rate payments in one currency and the other promises to make interest rate payments in another currency. The Fund may enter into a currency swap when it has one currency and desires a different currency. Typically the interest rates that determine the currency swap payments are fixed, although occasionally one or both parties may pay a floating rate of interest. Unlike an interest rate swap, however, the principal amounts are exchanged at the beginning of the contract and returned at the end of the contract. Changes in foreign exchange rates and changes in interest rates, as described above may negatively affect currency swaps.

● Caps, Collars and Floors. Caps and floors have an effect similar to buying or writing options. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level. The seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

The Manager, under the supervision of the Board, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements. The use of swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Recent market developments related to swaps have prompted increased scrutiny with respect to these instruments. As a result of the Dodd-Frank Act, swaps may in the future be subject to increased regulation. Such regulation may limit the Fund's ability to use swaps and increase the cost of using swaps.

Investing in Emerging Countries, including Asia and Eastern Europe. The Fund intends to have exposure to emerging markets due to its investments in certain stock index futures and foreign exchange instruments. The financial markets of emerging countries are less liquid and have far fewer trading volumes than the developed markets.

Emerging country financial markets are typically marked by a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of ownership by a limited number of investors.  The markets in certain emerging countries are in the earliest stages of their development. Even the markets for relatively widely traded instruments in emerging countries may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the financial markets of developed countries. The limited size of many of these markets can cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, prices may be unduly influenced by traders who control large positions in these markets. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The limited liquidity of emerging country markets may also affect the Fund’s ability to accurately value its portfolio holdings or to acquire or dispose of instruments at the price and time it wishes to do so or in order to meet redemption requests.

With respect to investments in certain emerging market countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders in U.S. corporations.

Transaction costs, including brokerage commissions or dealer mark-ups, in emerging countries may be higher than in the United States and other developed financial markets. In addition, existing laws and regulations are often inconsistently applied. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.

Foreign investment in the financial markets of certain emerging countries is restricted or controlled to varying degrees. These restrictions may limit the Fund’s investment in certain emerging countries and may increase the expenses of the Fund. Certain emerging countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities that may have less advantageous terms (including price) than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from emerging countries may be subject to restrictions that require governmental consents or prohibit repatriation entirely for a period of time. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of the operation of the Fund. The Fund may be required to establish special custodial or other arrangements before investing in certain emerging countries.

Emerging countries may be subject to a substantially greater degree of economic, political and social instability and disruption than is the case in the United States, Japan and most Western European countries. This instability may result from, among other things, the following: (i) authoritarian governments or military involvement in political and economic decision making, including changes or attempted changes in governments through extra-constitutional means; (ii) popular unrest associated with demands for improved political, economic or social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection or conflict; and (vi) the absence of developed legal structures governing foreign private investments and private property. Such economic, political and social instability could disrupt the principal financial markets in which the Fund may invest and adversely affect the value of the Fund’s assets. The Fund’s investments can also be adversely affected by any increase in taxes or by political, economic or diplomatic developments.

The Fund may seek investment opportunities within former “east bloc” countries in Eastern Europe. Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities. As a result of recent events involving Ukraine and the Russian Federation, the United States and the European Union have imposed sanctions on certain Russian individuals and Russian corporations. Additional broader sanctions may be imposed in the future. These sanctions, or even the threat of further sanctions, may result in the decline of the value and liquidity of Russian securities, a weakening of the ruble or other adverse consequences to the Russian economy. These sanctions could also result in the immediate freeze of Russian securities, impairing the ability of the Fund to buy, sell, receive or deliver those securities. Sanctions could also result in Russia taking counter measures or retaliatory actions, which may further impair the value and liquidity of Russian and/or Ukrainian securities.

The economies of emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. Other emerging countries, on the other hand, have recently experienced deflationary pressures and are in economic recessions. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries are vulnerable to weakness in world prices for their commodity exports. The Fund’s income and, in some cases, capital gains from foreign investments will be subject to applicable taxation in certain of the countries in which it invests, and treaties between the U.S. and such countries may not be available in some cases to reduce the otherwise applicable tax rates. See “Taxes.”

Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when a portion of the assets of the Fund remain uninvested and no return is earned on such assets. The inability of the Fund to make intended purchases or sales due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the instrument or, if the Fund has entered into a contract to sell the instrument, could result in possible liability to the purchaser.

Large Shareholder Purchase and Redemption Risk.  The Fund may experience adverse effects when certain large shareholders purchase or redeem large amounts of shares of the Fund.  Such large shareholder redemptions may cause the Fund to sell its securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity.  Similarly, large share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.  In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. However, this risk may be limited to the extent that the Manager and Fund have entered into a fee waiver and/or expense reimbursement agreement.

Margin Deposits and Cover Requirements. Unlike the purchase or sale of portfolio securities, no price is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Subsidiary will be required to deposit with the broker an amount of cash or cash equivalents, known as initial margin, based on the value of the contract. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract, which is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the price of the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the Manager may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Fund’s position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

The Fund will comply with guidelines established by the SEC with respect to coverage of forwards, futures, swaps and options. For example, when entering into a contract that must be cash settled, the Fund will cover (and mark-to-market on a daily basis) its position, when added to the amounts deposited with a futures commission merchant as margin, are equal to the daily mark-to-market obligation, rather than the notional value of the contract.

When entering into a contract that does not need to be settled in cash, the Fund is also required to “cover” its position in order to limit leveraging and related risks.  To cover its position, the Fund may segregate (and mark-to-market on a daily basis) cash or liquid assets that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the contract or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage that the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio holdings.  Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities. Segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. As a result, there is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations. The Subsidiary will comply with these coverage requirements to the same extent as the Fund that holds the Subsidiary’s securities.

The Fund or the Subsidiary may enter into agreements with a FCM which require the FCM to accept physical settlement for certain financial instruments.  If this occurs, the Fund would treat the financial instrument as being cash-settled for purposes of determining the Fund’s coverage requirements.

The Fund may also cover its position in relation to forwards, futures, swaps and options through ownership of the underlying financial instrument, commodity index, or currency or by other portfolio positions or by other means consistent with applicable regulatory policies.

Options.  The Fund may purchase and write put and call options on indices, currencies, commodities or other financial instruments and enter into related closing transactions. A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying instrument at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying instrument at any time during the option period.  The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

The Fund may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates or to seek and increase in total return. Call options on foreign currency written by the Fund will be “covered” as set out below.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

When the Fund writes an option, the Fund is required to “cover” its position in order to limit leveraging and related risks.  To cover its position, the Fund may segregate (and mark-to-market on a daily basis) cash or liquid assets that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the option or otherwise “cover” its position in a manner consistent with the 1940 Act or the rules and SEC interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage that the Fund may undertake and on the potential increase in the speculative character of the Fund’s outstanding portfolio holdings.  Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the Fund arising from such investment activities.

The Fund or the Subsidiary may enter into agreements with a FCM which require the FCM to accept physical settlement for certain financial instruments.  If this occurs, the Fund would treat the financial instrument as being cash-settled for purposes of determining the Fund’s coverage requirements. Similarly, the Fund or Subsidiary may enter into agreements with counterparties which require the counterparty to settle currency forward contracts in US Dollar, rather than the deliverable currency.  If this occurs, the Fund would treat the financial instrument as being cash-settled for purposes of determining the Fund’s coverage requirements.

The initial purchase (sale) of an option contract is an “opening transaction.” In order to close out an option position, the Fund may enter into a “closing transaction,” which is simply the sale (purchase) of an option contract on the same instrument with the same exercise price and expiration date as the option contract originally opened. If the Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying instrument until the option expires or the Fund delivers the instrument upon exercise.

The Fund may purchase put and call options to protect against a decline in the market value of the holdings in its portfolio, to anticipate an increase in the market value of instruments that the Fund may seek to purchase in the future or to seek to increase total return. The Fund purchasing put and call options pays a premium therefor. If price movements in the underlying instruments are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund’s instruments or by a decrease in the cost of acquisition of instruments by the Fund.

The Fund may write covered call options as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When the Fund writes an option, if the underlying instruments do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option of which the Fund is the writer is exercised, the Fund will be required to sell the underlying instruments to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Fund is the writer is exercised, the Fund will be required to purchase the underlying instruments at a price in excess of the market value of such securities.

The Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options (“OTC options”) differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC’s position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying instrument. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying instrument and the time remaining until the expiration date.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual instruments, fluctuations in markets and movements in interest rates; (2) there may be an imperfect correlation between the movement in prices of options and the instruments underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying instrument.

Restricted and Illiquid Securities.  The Fund may not invest more than 15% of its net assets in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. Illiquid securities include: repurchase agreements and time deposits with a notice or demand period of more than seven days; interest rate; currency, mortgage and credit default swaps; interest rate caps; floors and collars; municipal leases; certain restricted securities, such as those purchased in a private placement of securities, unless it is determined, based upon a review of the trading markets for a specific restricted security, that such restricted security is liquid; and certain over-the-counter options. Securities that have legal or contractual restrictions on resale but have a readily available market are not considered illiquid for purposes of this limitation.

Mutual funds do not typically hold a significant amount of restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

The Fund may purchase securities which are not registered under the Securities Act but that may be sold to “qualified institutional buyers” in accordance with Rule 144A under the Securities Act (“Restricted Securities”). These securities will not be considered illiquid so long as it is determined by the Manager that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in the Fund during any period that qualified institutional buyers become uninterested in purchasing restricted securities.

The Manager will monitor the liquidity of Restricted Securities held by the Fund under the supervision of the Board. In reaching liquidity decisions, the Manager may consider, among others, the following factors: (1) the unregistered nature of the security; (2) the frequency of trades and quotes for the security; (3) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (4) dealer undertakings to make a market in the security; and (5) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

The purchase price and subsequent valuation of Restricted Securities normally reflect a discount from the price at which such securities trade when they are not restricted, since the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions.

As consistent with the Fund’s investment objective, the Fund may also invest in Section 4(2) commercial paper. Section 4(2) commercial paper is issued in reliance on an exemption from registration under Section 4(2) of the Act and is generally sold to institutional investors who purchase for investment. Any resale of such commercial paper must be in an exempt transaction, usually to an institutional investor through the issuer or investment dealers who make a market in such commercial paper. The Company believes that Section 4(2) commercial paper is liquid to the extent it meets the criteria established by the Board. The Company intends to treat such commercial paper as liquid and not subject to the investment limitations applicable to illiquid securities or restricted securities.

In October 2016, the SEC adopted a liquidity risk management rule, Rule 22e-4 (the “Liquidity Rule”), that required the Fund to establish a liquidity risk management program by June 1, 2019. In connection with the implementation of the Liquidity Rule, the term “illiquid security” is defined as a security which the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the security. If the limitation on illiquid securities is exceeded, other than by a change in market values, the condition will be reported to the Board and, when required by the Liquidity Rule, to the SEC.

The impact the Liquidity Rule will have on the Fund is not yet fully known, but the Liquidity Rule could impact the Fund’s performance and its ability to achieve its investment objective.

The Manager will monitor the liquidity of restricted securities in the Fund under the supervision of the Board. In reaching liquidity decisions, the Manager may consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers wishing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer).

Risk Considerations of Medium Grade Securities. Obligations in the lowest investment grade (i.e., BBB or Baa), referred to as “medium grade” obligations, have speculative characteristics, and changes in economic conditions and other factors are more likely to lead to weakened capacity to make interest payments and repay principal on these obligations than is the case for higher rated securities. In the event that a security purchased by the Fund is subsequently downgraded below investment grade, the Manager will consider such event in its determination of whether the Fund should continue to hold the security.

Short Sales.  As consistent with the Fund’s investment objective, the Fund may engage in short sales that are “uncovered”.

Uncovered short sales are transactions under which the Fund sells an instrument it does not own.  To complete such a transaction, the Fund must borrow the instrument to make delivery to the buyer.  The Fund then is obligated to replace the instrument borrowed by purchasing the instrument at the market price at the time of the replacement.  The price at such time may be more or less than the price at which the instrument was sold by the Fund.  Until the instrument is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan.  To borrow the instrument, the Fund also may be required to pay a premium, which would increase the cost of the instrument sold.  The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until the Fund replaces a borrowed instrument in connection with a short sale, the Fund will: (a) maintain daily a segregated account, containing cash, cash equivalents, or liquid assets, at such a level that the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the instrument sold short or (b) otherwise cover its short position in accordance with positions taken by the staff of the SEC.

The Fund will incur a loss as a result of the short sale if the price of the instrument increases between the date of the short sale and the date on which the Fund replaces the borrowed instrument.  The Fund will realize a gain if the instrument declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in an instrument. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium or amounts in lieu of interest the Fund may be required to pay in connection with a short sale. A Fund may purchase call options to provide a hedge against an increase in the price of an instrument sold short by the Fund. See the section entitled “Options” above.

Short Sales “Against the Box.” In addition to the short sales discussed above, the Fund may make short sales “against the box,” transactions in which the Fund enters into a short sale of a security that the Fund owns or has the right to obtain at no additional cost. The proceeds of the short sale will be held by a broker until the settlement date at which time the Fund delivers the security to close the short position. The Fund receives the net proceeds from the short sale.

Special Note Regarding Market Events. Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally. While entire markets have been impacted, issuers that have exposure to the real estate, mortgage and credit markets have been particularly affected. These events and the potential for continuing market turbulence may have an adverse effect on the underlying investment companies’ investments. It is uncertain how long these conditions will continue.

The instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. Federal, state and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Such legislation or regulation could limit or preclude an underlying investment company’s, and thus the Fund’s, ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the underlying investment companies’ holdings.

Subsidiary Risk.  The Fund intends to make investments through the Subsidiary of the Fund (Campbell Systematic Macro Offshore Limited). Investment in the Subsidiary is expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code. The Subsidiary is organized under the laws of the Cayman Islands. The Fund is the sole shareholder of the Subsidiary, and it is not currently expected that shares of the Subsidiary will be sold or offered to other investors.

It is expected that the Subsidiary will invest primarily in derivative instruments, such as, commodity futures contracts, non-commodity futures contracts, such as equity index, government bond, fixed income and foreign exchange futures contracts, commodity and non-commodity swap agreements.  The Subsidiary may also invest in fixed income securities and money market instruments, cash and cash equivalents with two years or less term to maturity, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. Although the Fund may enter into these commodity-linked derivative instruments directly, the Fund will likely gain exposure to these derivative instruments indirectly by investing in the Subsidiary. The Fund’s investment in the Subsidiary may vary depending on the types of instruments selected by the Manager to gain exposure to the commodities markets. To the extent that the Fund invests in the Subsidiary, the Fund may be subject to the risks associated with the abovementioned derivative instruments and other securities, which are discussed elsewhere in the Prospectus and this SAI.

The Fund intends to treat physically settled futures contracts in the same manner as cash settled futures contracts through the use of a swap and/or letter agreement with the Subsidiary’s FCM for the purposes of complying with Section 18 of 1940 Act.  The SEC has not declared whether or not the use of such a letter agreement is sufficient for the purpose of compliance with Section 18 of the 1940 Act.  There is a risk, therefore, that the SEC may deem the use of the letter agreement as insufficient and that the Fund may not be permitted to continue to gain exposure to these contracts through the use of the letter agreement.

While the Subsidiary may be considered similar to an investment company, it is not registered under the 1940 Act and, unless otherwise noted in the Prospectus and this SAI, is not subject to all of the investor protections of the 1940 Act and other U.S. regulations. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in the Prospectuses and this SAI and could negatively affect the Fund and its shareholders.

Tax Risk. The Fund intends to qualify annually to be treated as a regulated investment company under the Code. To qualify as a regulated investment company under the Code, the Fund must invest in assets which produce the types of income specified in the Code and the Treasury regulations (“Qualifying Income”). Whether the income from certain derivatives, swaps, commodity-linked derivatives and other commodity/natural resource-related securities, including income from the Fund’s investment in its subsidiary, is Qualifying Income is unclear. The Internal Revenue Service (“IRS”) has issued a ruling that income realized from certain types of commodity-linked derivatives would not be Qualifying Income. The Fund’s investment in the Subsidiary is expected to provide the Fund with exposure to the commodities markets within the limitations of the Code for qualification as a regulated investment company, but there is a risk that the IRS could assert that the income derived from the Fund’s investment in the Subsidiary and certain commodity-linked structured notes will not be considered Qualifying Income. In addition, pursuant to guidance issued by the Treasury and the IRS, the Subsidiary’s commodity-related income for a taxable year will only be treated as Qualifying Income to the extent the Subsidiary actually distributes such income out of its earnings and profits to the Fund for such taxable year. If the Fund’s income from these types of securities and from the Subsidiary is determined to not be Qualifying Income, it may cause the Fund to fail to qualify as a regulated investment company under the Code. Moreover, an investment in a subsidiary generally may not exceed 25% of the value of the Fund’s total assets at the end of each quarter of the Fund’s taxable year. If the Subsidiary does exceed 25% of the value of the Fund’s total assets, in any quarter, the Fund may fail to qualify as a regulated investment company under the Code. See “Taxes” below for additional information related to these restrictions.

Temporary Defensive Positions.  In anticipation of or in response to adverse market, economic, political or other conditions, the Fund may take temporary defensive positions (up to 100% of its assets) in cash, cash equivalents and short-term U.S. government securities. If the Fund were to take a temporary defensive position, it may be unable for a time to achieve its investment objective.

U.S. Government Securities.  The Fund may purchase U.S. government agency and instrumentality obligations that are debt securities issued by U.S. government-sponsored enterprises and federal agencies. Some obligations of agencies and instrumentalities of the U.S. government are supported by the full faith and credit of the U.S. government or by U.S. Treasury guarantees, such as securities of the Government National Mortgage Association (“GNMA”) and the Federal Housing Authority; others, by the ability of the issuer to borrow, provided approval is granted, from the U.S. Treasury, such as securities of Federal Home Loan Mortgage Corporation (“Freddie Mac”) and others, only by the credit of the agency or instrumentality issuing the obligation, such as securities of Federal National Mortgage Association (“Fannie Mae”) and the Federal Home Loan Banks (“FHLBs”). Such guarantees of U.S. government securities held by a Fund do not, however, guarantee the market value of the shares of the Fund. There is no guarantee that the U.S. government will continue to provide support to its agencies or instrumentalities in the future. U.S. government obligations that are not backed by the full faith and credit of the U.S. government are subject to greater risks than those that are backed by the full faith and credit of the U.S. government. All U.S. government obligations are subject to interest rate risk.

In September 2008, the U.S. Treasury Department and Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae and Freddie Mac would be placed in conservatorship under the FHFA. On June 16, 2010, FHFA ordered Fannie Mae’s and Freddie Mac’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in Fannie Mae fell below the NYSE’s minimum average closing price of $1 for more than 30 days. The future status and role of Fannie Mae and Freddie Mac could be impacted by (among other things) the actions taken and restrictions placed on Fannie Mae and Freddie Mac by the FHFA in its role as conservator, the restrictions placed on Fannie Mae’s and Freddie Mac’s operations and activities as a result of the senior preferred stock investment made by the U.S. Treasury, market responses to developments at Fannie Mae and Freddie Mac, and future legislative and regulatory action that alters the operations, ownership, structure and/or mission of these institutions, each of which may, in turn, impact the value of, and cash flows on, any mortgage-backed securities guaranteed by Fannie Mae and Freddie Mac, including any such mortgage-backed securities held by the Fund.

The Fund’s net assets may be invested in obligations issued or guaranteed by the U.S. Treasury or the agencies or instrumentalities of the U.S. government, including, if applicable, options and futures on such obligations. The maturities of U.S. government securities usually range from three months to thirty years. Examples of types of U.S. government obligations include U.S. Treasury Bills, Treasury Notes and Treasury Bonds and the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Fannie Mae, GNMA, General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks, the Maritime Administration, the Asian-American Development Bank and the Inter-American Development Bank. U.S. government securities may include inflation-indexed fixed income securities, such as U.S. Treasury Inflation Protected Securities (“TIPS”). The interest rate of TIPS, which is set at auction, remains fixed throughout the term of the security and the principal amount of the security is adjusted for inflation. The inflation-adjusted principal is not paid until maturity.

There is risk that the U.S. government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. government securities that are not backed by the full faith and credit of the United States, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. government securities held by the Fund may greatly exceed their current resources, including their legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.

●	U.S. Treasury Obligations. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as Separately Traded Registered Interest and Principal Securities (“STRIPS”) and Treasury Receipts (“TRs”).

●	Receipts. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

●	U.S. Government Zero Coupon Securities. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

●	U.S. Government Agencies. Some obligations issued or guaranteed by agencies of the U.S. government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of the Fund’s shares.

NON-PRINCIPAL INVESTMENT POLICIES AND RISKS

Cyber Security Risk.  The Fund and its service providers may be prone to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption, or lose operational capacity. Breaches in cyber security include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber-attacks. Cyber security breaches affecting the Fund or the Manager, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber security breaches may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issuers of securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value. While the Fund and its service providers have established IT and data security programs and have in place business continuity plans and other systems designed to prevent losses and mitigate cyber security risk, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified or that cyber-attacks may be highly sophisticated.

Investment Company Shares.  The Fund may invest in shares of other investment companies to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Fund. The Fund’s purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Fund’s expenses. Unless an exception is available, Section 12(d)(1)(A) of the 1940 Act prohibits a fund from (i) acquiring more than 3% of the voting shares of any one investment company, (ii) investing more than 5% of its total assets in any one investment company, and (iii) investing more than 10% of its total assets in all investment companies combined, including its ETF investments.

For hedging or other purposes, the Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as exchange-traded funds, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company’s shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things.

Pursuant to orders issued by the SEC to each of certain exchange-traded funds (collectively, the “ETFs”) and procedures approved by the Board, the Fund may invest in the ETFs in excess of the limits described above, provided that the Fund has described the ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations. Neither the ETFs nor their investment advisers make any representations regarding the advisability of investing in the ETFs.

Rights Offerings and Purchase Warrants. Rights offerings and purchase warrants are privileges issued by a corporation that enable the owner to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short lifespan to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not executed prior to the right’s or warrant’s expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.

Risk Considerations of Lower Rated Securities. The Fund may invest in fixed income securities that are not investment grade but are rated as low as B by Moody’s Investors Service, Inc. or B by S&P Global Ratings (“S&P”) (or their equivalents or, if unrated, determined by the Manager to be of comparable credit quality). In the case of a security that is rated differently by two or more rating services, the higher rating is used in connection with the foregoing limitation. In the event that the rating on a security held in the Fund’s portfolio is downgraded by a rating service, such action will be considered by the Manager in its evaluation of the overall investment merits of that security, but will not necessarily result in the sale of the security. The widespread expansion of government, consumer and corporate debt within the U.S. economy has made the corporate sector, especially cyclically sensitive industries, more vulnerable to economic downturns or increased interest rates. An economic downturn could severely disrupt the market for high yield fixed income securities and adversely affect the value of outstanding fixed income securities and the ability of the issuers to repay principal and interest.

The Fund may invest in high yield debt obligations, such as bonds and debentures, issued by corporations and other business organizations. The Fund may invest in high yield debt instruments when the Fund believes that such instruments offer a better risk/reward profile than comparable equity opportunities. High yield fixed income securities (commonly known as “junk bonds”) are considered speculative investments while generally providing greater income than investments in higher rated securities, involve greater risk of loss of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories. Since yields vary over time, no specific level of income can ever be assured.

The prices of high yield fixed income securities have been found to be less sensitive to interest rate changes than higher-rated investments but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress, which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. If the issuer of a fixed income security owned by the Fund defaulted, the Fund could incur additional expenses in attempting to obtain a recovery. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of high yield fixed income securities and the Fund’s NAV to the extent it holds such securities.

High yield fixed income securities also present risks based on payment expectations. For example, high yield fixed income securities may contain redemption or call provisions. If an issuer exercises these provisions in a declining interest rate market, the Fund may, to the extent it holds such fixed income securities, have to replace the securities with a lower yielding security, which may result in a decreased return for investors. Conversely, a high yield fixed income security’s value will decrease in a rising interest rate market, as will the value of the Fund’s assets, to the extent it holds such fixed income securities.  In addition, to the extent that there is no established retail secondary market, there may be thin trading of high yield fixed income securities, and this may have an impact on the Manager’s ability to accurately value such securities and the Fund’s assets and on the Fund’s ability to dispose of such securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield fixed income securities, especially in a thinly traded market.

New laws proposed or adopted from time to time may have an impact on the market for high yield securities.

Finally, there are risks involved in applying credit or dividend ratings as a method for evaluating high yield securities. For example, ratings evaluate the safety of principal and interest or dividend payments, not market value risk of high yield securities. Also, since rating agencies may fail to timely change the credit ratings to reflect subsequent events, the Fund will continuously monitor the issuers of high yield securities in its portfolio, if any, to determine if the issuers will have sufficient cash flow and profits to meet required principal and interest payments, and to assure the security’s liquidity so the Fund can meet redemption requests.

Securities Lending.  The Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Board.  These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral).  The Fund will not lend portfolio securities to the Manager or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder.  Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 102% of the current market value of the loaned domestic securities (105% of loaned foreign securities) by marking to market daily.  Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

The Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated or, to the extent consistent with the 1940 Act or the rules and SEC interpretations thereunder, affiliated third party for acting as the Fund’s securities lending agent.

By lending its securities, the Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral.  The Fund does not have the right to vote loaned securities.  The Fund will attempt to call all loaned securities back to permit the exercise of voting rights on material matters, if time and jurisdictional restrictions permit.  There is no guarantee that all loans can be recalled.

Structured Securities. The Fund may invest in structured securities to the extent consistent with its investment objective. The value of the principal of and/or interest on structured securities is determined by reference to changes in the value of specific currencies, commodities, securities, indices or other financial indicators (the “Reference”) or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Examples of structured securities include, but are not limited to, notes where the principal repayment at maturity is determined by the value of the relative change in two or more specified securities or securities indices.

The terms of some structured securities may provide that in certain circumstances no principal is due at maturity and, therefore, the Fund could suffer a total loss of its investment. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rate or the value of the security at maturity may be a multiple of the changes in the value of the Reference. Consequently, structured securities may entail a greater degree of market risk than other types of securities. Structured securities may also be more volatile, less liquid and more difficult to accurately price than less complex securities due to their derivative nature.

The Fund’s Service Providers Could Fail.  The institutions with which the Fund or Subsidiary trades or invests may encounter financial difficulties that impair the operational capabilities or the capital position of the Fund. A futures broker is generally required by U.S. law to segregate all funds received from such broker’s customers from such broker’s proprietary assets. If the futures broker did not do so to the full extent required by law, the assets of the Fund might not be fully protected in the event of the bankruptcy of the futures broker. Furthermore, in the event of the futures broker’s bankruptcy, the Fund or Subsidiary could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts, even though certain property specifically traceable to the Fund (for example, Treasury bills deposited by the Fund with the futures broker as margin) was held by the futures broker.

Although the Manager regularly monitors the financial condition of the counterparties it uses, if the counterparties were to become insolvent or the subject of liquidation proceedings in the United States (either under the Securities Investor Protection Act of the United States Bankruptcy Code), there exists the risk that the recovery of the Fund’s or subsidiary’s assets from such counterparty will be delayed or be a value less than the value of the assets originally entrusted to such counterparty.

Failure to Receive Timely and Accurate Market Data from Third Party Vendors Could Cause Disruptions or the Inability to Trade.  The Manager’s strategies are dependent to a significant degree on the receipt of timely and accurate market data from third party vendors. Accordingly, the failure to receive such data in a timely manner or the receipt of inaccurate data, whether due to acts or omissions of such third party vendors or otherwise, could disrupt trading to the detriment of the Fund or make trading impossible until such failure or inaccuracy is remedied. Any such failure or inaccuracy could, in certain market conditions, cause the Fund to experience significant trading losses, effect trades in a manner which it otherwise would not have done, or miss opportunities for profitable trading. For example, the receipt of inaccurate market data may cause the Manager to establish (or exit) a position which it otherwise would not have established (or exited), or fail to establish (or exit) a position which it otherwise would have established (or exited), and any subsequent correction of such inaccurate data may cause the Manager to reverse such action or inaction, all of which may ultimately be to the detriment of the Fund.

INVESTMENT LIMITATIONS

The Fund has adopted the following fundamental investment limitations which may not be changed with respect to the Fund without the affirmative vote of the holders of a majority of the Fund’s outstanding shares (as defined in Section 2(a)(42) of the 1940 Act). As used in this SAI and in the Prospectus, “shareholder approval” and a “majority of the outstanding shares” of the Fund means, with respect to the approval of an investment advisory agreement, a distribution plan or a change in a fundamental investment limitation, the lesser of (1) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund. Unless otherwise noted, the Fund’s investment goals and strategies described in the Prospectus may be changed by the Board without the approval of the Fund’s shareholders.

Except with respect to the asset coverage requirement under Section 18(f)(1) of the 1940 Act with respect to borrowing, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in value of portfolio securities or amount of net assets will not be considered a violation of the investment limitation. In the case of borrowing, however, the Fund will promptly take action to reduce the amount of the Fund’s borrowings outstanding if, because of changes in the net asset value of the Fund due to market action, the amount of such borrowings exceeds one-third of the value of the Fund’s net assets.

The Fund will not:

1.	Invest 25% or more of the value of the Fund’s total assets in the securities of one or more issuers conducting their principal business activities in the same industry or group of industries. This limit does not apply to securities issued or guaranteed by the U.S. government, its agencies or instrumentalities.

2.	Borrow money or issue senior securities (as defined under the 1940 Act), except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

3.	Make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

4.	Purchase or sell commodities or real estate, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

5.	Underwrite securities issued by other persons, except to the extent permitted under the 1940 Act, the rules and regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

6.	Purchase securities of an issuer that would cause the Fund to fail to satisfy the diversification requirement for a diversified management company under the 1940 Act, the rules or regulations thereunder or any exemption therefrom, as such statute, rules or regulations may be amended or interpreted from time to time.

When engaging in options, futures and forward currency contract strategies, the Fund will either: (1) earmark or set aside cash or liquid securities in a segregated account with the custodian or its futures commission merchant as permitted by the 1940 Act, the rules and regulations thereunder and the applicable guidance of the SEC and its staff; or (2) hold securities or other options or futures contracts whose values are expected to offset (“cover”) its obligations thereunder. Securities, currencies or other options or futures contracts used for cover cannot be sold or closed out while the strategy is outstanding, unless they are replaced with similar assets.

The Fund may use derivatives to gain exposure to the asset classes and for risk management purposes, including to gain exposure to various markets in a cost efficient manner, to reduce transaction costs or to remain fully invested. Because many derivatives have a leverage or borrowing component that carry the potential for unlimited loss, regardless of the size of the initial investment, they may be considered to constitute borrowing transactions for purposes of the 1940 Act. Such a derivative transaction will not be considered to constitute the issuance of a “senior security” by the Fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise imposed by the 1940 Act on the Fund, however, if the Fund covers the transaction or segregates sufficient liquid assets in accordance with the 1940 Act requirements or the rules and SEC interpretations thereunder.

The Fund generally will use its money market instruments or other liquid assets to cover its obligations as required by the 1940 Act, the rules thereunder, and applicable SEC and SEC staff positions. The Adviser will monitor the Fund’s use of derivatives and will take action as necessary for the purpose of complying with the asset segregation policy stated above. Such actions may include the sale of the Fund’s portfolio investments. There is a possibility that segregation of a large percentage of the Fund’s assets could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Company has adopted, on behalf of the Fund, a policy relating to the selective disclosure of the Fund’s portfolio holdings by the Manager, Board, officers, or third party service provider, in accordance with regulations that seek to ensure that disclosure of information about portfolio holdings is in the best interest of Fund shareholders. The policies relating to the disclosure of the Fund’s portfolio holdings are designed to allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Company that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure.

The Company discloses portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Company will disclose the Fund’s portfolio holdings in applicable regulatory filings, including shareholder reports, reports on Form N-CSR, Form N-CEN, Form N-PORT and Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Company may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available to its third-party service providers, which include U.S. Bank, N.A., the custodian; U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”); [   ], the Fund’s independent registered public accounting firm; Drinker Biddle & Reath LLP, legal counsel; FilePoint, the financial printer; the Fund’s proxy voting service(s); and the Company’s liquidity classification agent. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Fund. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g. attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions). Portfolio holdings may also be provided earlier to shareholders and their agents who receive redemptions in kind that reflect a pro rata allocation of all securities held in the Fund’s portfolio.

Portfolio holdings may also be disclosed, upon authorization by a designated officer of the Manager, to (i) certain independent reporting agencies recognized by the SEC as acceptable agencies for the reporting of industry statistical information, and (ii) financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and the Manager’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings. The Board or a committee thereof may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Manager reserves the right to refuse to fulfill any request for portfolio holdings information from a shareholder or non-shareholder if it believes that providing such information will be contrary to the best interests of the Fund.

The Board provides ongoing oversight of the Company’s policies and procedures and compliance with such policies and procedures. As part of this oversight function, the Board receives from the Company’s Chief Compliance Officer (“CCO”) as necessary, reports on compliance with these policies and procedures. In addition, the Board receives an annual assessment of the adequacy and effectiveness of the policies and procedures with respect to the Fund, and any changes thereto, and an annual review of the operation of the policies and procedures. Any violation of the policy set forth above as well as any corrective action undertaken to address such violation must be reported by the Manager, director, officer or third party service provider to the Company’s CCO, who will determine whether the violation should be reported immediately to the Board or at its next quarterly Board meeting.

PORTFOLIO TURNOVER

Portfolio turnover measures the percentage of the Fund’s total portfolio market value that was purchased or sold during the period. The Fund’s turnover rate provides an indication of how transaction costs (which are not included in the Fund’s expenses) may affect the Fund’s performance. Also, funds with a high turnover may be more likely to distribute capital gains that may be taxable to shareholders. The Fund’s portfolio turnover rate is calculated by the value of the investment securities purchased or sold, excluding all instruments whose maturities at the time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this calculation, instruments, including options and futures contracts, with remaining maturities of less than one year are excluded from the portfolio turnover rate. If such instruments were included, the Fund's portfolio turnover rate would be higher. During the most recent fiscal year, the Predecessor Fund’s portfolio turnover rate was [   ]% of the average value of its portfolio.

MANAGEMENT OF THE COMPANY

The business and affairs of the Company are managed under the oversight of the Board, subject to the laws of the State of Maryland and the Company’s Charter. The Directors are responsible for deciding matters of overall policy and overseeing the actions of the Company’s service providers. The officers of the Company conduct and supervise the Company’s daily business operations.

Directors who are not deemed to be “interested persons” of the Company (as defined in the 1940 Act) are referred to as “Independent Directors.” Directors who are deemed to be “interested persons” of the Company are referred to as “Interested Directors.” The Board is currently composed of seven Independent Directors and one Interested Director. The Board has selected Arnold M. Reichman, an Independent Director, to act as Chairman. Mr. Reichman’s duties include presiding at meetings of the Board and interfacing with management to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of his duties, Mr. Reichman will consult with the other Independent Directors and the Company’s officers and legal counsel, as appropriate. The Chairman may perform other functions as requested by the Board from time to time.

The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular, in-person meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. The Board also relies on professionals, such as the Company’s independent registered public accounting firms and legal counsel, to assist the Directors in performing their oversight responsibilities.

The Board has established nine standing committees — Audit, Contract, Executive, Investment and Liquidity Risk, Nominating and Governance, Product Development, Regulatory Oversight, Strategic Oversight, and Valuation Committees. The Board may establish other committees, or nominate one or more Directors to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section entitled “Standing Committees.”

The Board has determined that the Company’s leadership structure is appropriate because it allows the Board to effectively perform its oversight responsibilities.

Directors and Executive Officers

The Directors and executive officers of the Company, their ages, business addresses and principal occupations during the past five years are set forth below.

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INDEPENDENT DIRECTORS
Julian A. Brodsky 615 East Michigan Street Milwaukee, WI 53202 Age: 86	Director	1988 to present	From 1969 to 2011, Director and Vice Chairman, Comcast Corporation (cable television and communications).	33	AMDOCS Limited (service provider to telecommunications companies).
J. Richard Carnall 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Director	2002 to present	Since 1984, Director of Haydon Bolts, Inc. (bolt manufacturer) and Parkway Real Estate Company (subsidiary of Haydon Bolts, Inc.); since 2004, Director of Cornerstone Bank.	33	None

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Gregory P. Chandler 615 East Michigan Street Milwaukee, WI 53202 Age: 53	Director	2012 to present	Since 2009, Chief Financial Officer, Emtec, Inc. (information technology consulting/services).	33

Emtec, Inc.; FS Investment Corporation (business development company) (until December 2018); FS Energy and Power Fund (business development company); Wilmington Funds (12 portfolios) (registered investment company).

Nicholas A. Giordano 615 East Michigan Street Milwaukee, WI 53202 Age: 76	Director	2006 to present	Since 1997, Consultant, financial services organizations.	33	IntriCon Corporation (biomedical device manufacturer); Kalmar Pooled Investment Trust (registered investment company)(until September 2017); Wilmington Funds (12 portfolios) (registered investment company); Independence Blue Cross (healthcare insurance).

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Arnold M. Reichman 615 East Michigan Street Milwaukee, WI 53202 Age: 71	Chairman Director	2005 to present 1991 to present	From 2006 - 2016, Co-Founder and Chief Executive Officer, Lifebooker, LLC (online beauty and health appointment booking service).	33	Independent Trustee of EIP Investment Trust (registered investment company).
Brian T. Shea 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Director	2018 to present	From 2014-2017, Chief Executive Officer, BNY Mellon Investment Services (fund services, global custodian and securities clearing firm); from 1983-2014, Chief Executive Officer and various positions, Pershing LLC (broker dealer, clearing and custody firm).	33	WisdomTree Investments, Inc. (asset management company) (until March 2019); Fidelity National Information Services, Inc. (financial services technology company); Ameriprise Financial, Inc. (financial services company).
Robert A. Straniere 615 East Michigan Street Milwaukee, WI 53202 Age: 78	Director	2006 to present	Since 2009, Administrative Law Judge, New York City; since 1980, Founding Partner, Straniere Law Group (law firm).	33	Reich and Tang Group (asset management) (until 2015).

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
INTERESTED DIRECTOR[2]
Robert Sablowsky 615 East Michigan Street Milwaukee, WI 53202 Age: 81	Vice Chairman Director	2016 to present 1991 to present	Since 2002, Senior Director - Investments and prior thereto, Executive Vice President, of Oppenheimer & Co., Inc. (a registered broker-dealer).	33	None
OFFICERS
Salvatore Faia, JD, CPA, CFE Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 57	President Chief Compliance Officer	2009 to present 2004 to present	Since 2004, President, Vigilant Compliance, LLC (investment management services company); since 2005, Independent Trustee of EIP Investment Trust (registered investment company).	N/A	N/A
James G. Shaw 615 East Michigan Street Milwaukee, WI 53202 Age: 59	Treasurer and Secretary	2016 to present

Since 2016, Treasurer and Secretary of The RBB Fund, Inc.; from 2005 to 2016, Assistant Treasurer of The RBB Fund, Inc.; from 1995 to 2016, Senior Director and Vice President of BNY Mellon Investment Servicing (US) Inc. (financial services company).

				N/A	N/A

Name, Address, and Age	Position(s) Held with Company	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director*	Other Directorships Held by Director in the Past 5 Years
Robert Amweg Vigilant Compliance, LLC Gateway Corporate Center Suite 216 223 Wilmington West Chester Pike Chadds Ford, PA 19317 Age: 66	Assistant Treasurer	2016 to present

Since 2013, Compliance Director, Vigilant Compliance, LLC (investment management services company); since 2012, Consultant to the financial services industry; from 2007 to 2012, Chief Financial Officer and Chief Accounting Officer, Turner Investments, LP (registered investment company).

				N/A	N/A
Jennifer Witt 615 East Michigan Street Milwaukee, WI 53202 Age: 37	Assistant Treasurer	2018 to present	Since 2016, Assistant Vice President, U.S. Bank Global Fund Services (fund administrative services firm); from 2007 to 2016, Supervisor, Nuveen Investments (registered investment company).	N/A	N/A
Edward Paz 615 East Michigan Street Milwaukee, WI 53202 Age: 48	Assistant Secretary	2016 to present	Since 2007, Vice President and Counsel, U.S. Bank Global Fund Services (fund administrative services firm).	N/A	N/A
Michael P. Malloy One Logan Square Suite 2000 Philadelphia, PA 19103 Age: 60	Assistant Secretary	1999 to present	Since 1993, Partner, Drinker Biddle & Reath LLP (law firm).	N/A	N/A
Jillian L. Bosmann One Logan Square Suite 2000 Philadelphia, PA 19103 Age: 40	Assistant Secretary	2017 to present	Since 2017, Partner, Drinker Biddle & Reath LLP (law firm); Drinker Biddle & Reath LLP (2006 to present).	N/A	N/A

*	Each Director oversees 33 portfolios of the Company.

1.	Subject to the Company’s Retirement Policy, each Director may continue to serve as a Director until the last day of the calendar year in which the applicable Director attains age 75 or until his successor is elected and qualified or his death, resignation or removal. The Board reserves the right to waive the requirements of the Policy with respect to an individual Director. The Board has approved waivers of the policy with respect to Messrs. Brodsky, Carnall, Giordano, Sablowsky and Straniere. Each officer holds office at the pleasure of the Board until the next special meeting of the Company or until his or her successor is duly elected and qualified, or until he or she dies, resigns or is removed.

2.	Mr. Sablowsky is considered an “interested person” of the Company as that term is defined in the 1940 Act and is referred to as an “Interested Director.” Mr. Sablowsky is considered an “Interested Director” of the Company by virtue of his position as an employee of Oppenheimer & Co., Inc., a registered broker-dealer.

Director Experience, Qualifications, Attributes and/or Skills

The information above includes each Director’s principal occupations during the last five years.  Each Director possesses extensive additional experience, skills and attributes relevant to his qualifications to serve as a Director.  The cumulative background of each Director led to the conclusion that each Director should serve as a Director of the Company. Mr. Giordano has years of experience as a consultant to financial services organizations and also serves on the boards of other registered investment companies. Mr. Reichman brings decades of investment management experience to the Board, in addition to senior executive-level management experience. Mr. Straniere has been a practicing attorney for over 30 years and has served on the boards of an asset management company and another registered investment company.  Mr. Brodsky has over 40 years of senior executive-level management experience in the cable television and communications industry. Mr. Sablowsky has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the financial services industry. Mr. Carnall has decades of senior executive-level management experience in the banking and financial services industry and also serves on the boards of various corporations and a bank. Mr. Chandler has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the investment technology consulting/services and investment banking/brokerage industries, and also serves on various boards. Mr. Shea has demonstrated leadership and management abilities as evidenced by his senior executive-level positions in the brokerage, clearing and investment services industry, and service on securities industry and investment company boards.

Standing Committees

The responsibilities of each Committee of the Board and its members are described below.

Audit Committee. The Board has an Audit Committee comprised of three Independent Directors. The current members of the Audit Committee are Messrs. Brodsky, Chandler and Giordano. The Audit Committee, among other things, reviews results of the annual audit and approves the firm(s) to serve as independent auditors. The Audit Committee convened three times during the fiscal year ended August 31, 2019.

Contract Committee. The Board has a Contract Committee comprised of the Interested Director and three Independent Directors. The current members of the Contract Committee are Messrs. Brodsky, Chandler, Sablowsky and Straniere. The Contract Committee reviews and makes recommendations to the Board regarding the approval and continuation of agreements and plans of the Company. The Contract Committee convened four times during the fiscal year ended August 31, 2019.

Executive Committee. The Board has an Executive Committee comprised of the Interested Director and three Independent Directors. The current members of the Executive Committee are Messrs. Chandler, Giordano, Reichman and Sablowsky. The Executive Committee may generally carry on and manage the business of the Company when the Board is not in session. The Executive Committee did not meet during the fiscal year ended August 31, 2019.

Investment and Liquidity Risk Committee. The Board has an Investment and Liquidity Risk Committee comprised of the Interested Director and two Independent Directors. The current members of the Investment Risk Committee are Messrs. Reichman, Sablowsky and Shea. The Investment and Liquidity Risk Committee ensures that the Company’s investment advisers have adopted investment risk management policies and procedures. The Investment and Liquidity Risk Committee convened one time during the fiscal year ended August 31, 2019.

Nominating and Governance Committee. The Board has a Nominating and Governance Committee comprised of three Independent Directors. The current members of the Nominating and Governance Committee are Messrs. Carnall, Giordano and Reichman. The Nominating and Governance Committee recommends to the Board all persons to be nominated as Directors of the Company. The Nominating and Governance Committee will consider nominees recommended by shareholders. Recommendations should be submitted to the Committee care of the Company’s Secretary. The Nominating and Governance Committee convened two times during the fiscal year ended August 31, 2019.

Product Development Committee. The Board has a Product Development Committee comprised of the Interested Director and one Independent Director. The current members of the Product Development Committee are Messrs. Reichman and Sablowsky. The Product Development Committee oversees the process regarding the addition of new investment advisers and investment products to the Company. The Product Development Committee convened two times during the fiscal year ended August 31, 2019.

Regulatory Oversight Committee. The Board has a Regulatory Oversight Committee comprised of the Interested Director and four Independent Directors. The current members of the Regulatory Oversight Committee are Messrs. Carnall, Reichman, Sablowsky, Shea and Straniere. The Regulatory Oversight Committee monitors regulatory developments in the mutual fund industry and focuses on various regulatory aspects of the operation of the Company. The Regulatory Oversight Committee convened four times during the fiscal year ended August 31, 2019.

Strategic Oversight Committee. The Board has a Strategic Oversight Committee comprised of the Interested Director and three Independent Directors. The current members of the Strategic Oversight Committee are Messrs. Carnall, Chandler, Reichman and Sablowsky. The Strategic Oversight Committee assists the Board in its oversight and review of the Company’s strategic plan and operations. The Strategic Oversight Committee did not meet during the fiscal year ended August 31, 2019.

Valuation Committee. The Board has a Valuation Committee comprised of the Interested Director and three officers of the Company. The members of the Valuation Committee are Messrs. Amweg, Faia, Sablowsky and Shaw. The Valuation Committee is responsible for reviewing fair value determinations. The Valuation Committee convened four times during the fiscal year ended August 31, 2019.

Risk Oversight

The Board performs its risk oversight function for the Company through a combination of (1) direct oversight by the Board as a whole and Board committees and (2) indirect oversight through the Company’s investment advisers and other service providers, Company officers and the Company’s Chief Compliance Officer.  The Company is subject to a number of risks, including but not limited to investment risk, compliance risk, operational risk, reputational risk, credit risk and counterparty risk.  Day-to-day risk management with respect to the Company is the responsibility of the Company’s investment advisers or other service providers (depending on the nature of the risk) that carry out the Company’s investment management and business affairs.  Each of the investment advisers and the other service providers have their own independent interest in risk management and their policies and methods of risk management will depend on their functions and business models and may differ from the Company’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls.

The Board provides risk oversight by receiving and reviewing on a regular basis reports from the Company’s investment advisers or other service providers, receiving and approving compliance policies and procedures, periodic meetings with the Company’s portfolio managers to review investment policies, strategies and risks, and meeting regularly with the Company’s Chief Compliance Officer to discuss compliance reports, findings and issues.  The Board also relies on the Company’s investment advisers and other service providers, with respect to the day-to-day activities of the Company, to create and maintain procedures and controls to minimize risk and the likelihood of adverse effects on the Company’s business and reputation.

Board oversight of risk management is also provided by various Board Committees.  For example, the Audit Committee meets with the Company’s independent registered public accounting firms to ensure that the Company’s respective audit scopes include risk-based considerations as to the Company’s financial position and operations.

The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight.  The Board’s oversight role does not make the Board a guarantor of the Company’s investments or activities.

Director Ownership of Shares of the Company

The following table sets forth the dollar range of equity securities beneficially owned by each Director in the Fund and in all of the portfolios of the Company (which for each Director comprise all registered investment companies within the Company’s family of investment companies overseen by him), as of December 31, 2018:

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director within the Family of Investment Companies
INDEPENDENT DIRECTORS
Julian A. Brodsky	None	Over $100,000
J. Richard Carnall	None	$50,001-$100,000
Gregory P. Chandler	None	$1-$10,000
Nicholas A. Giordano	None	$10,001-$50,000
Arnold M. Reichman	None	Over $100,000
Brian T. Shea	None	None
Robert A. Straniere	None	1-$10,000
INTERESTED DIRECTOR
Robert Sablowsky	None	Over $100,000

Directors’ and Officers’ Compensation

Effective April 1, 2019, the Company pays each Director a retainer at the rate of $125,000 annually, $10,000 for each regular meeting of the Board, $3,500 for each committee meeting attended in-person, and $2,000 for each committee meeting attended telephonically or special meeting of the Board attended in-person or telephonically. The Chairman of the Audit Committee and Chairman of the Regulatory Oversight Committee each receive an additional fee of $20,000 for his services. The Chairman of the Contract Committee and the Chairman of the Nominating and Governance Committee each receive an additional fee of $10,000 per year for his services. The Chairman of the Investment and Liquidity Risk Committee receives an additional fee of $7,500 per year for his services. The Vice Chairman of the Board receives an additional fee of $35,000 per year for his services in this capacity and the Chairman of the Board receives an additional fee of $75,000 per year for his services in this capacity.

Directors are reimbursed for any reasonable out-of-pocket expenses incurred in attending meetings of the Board or any committee thereof. Employees of Vigilant Compliance, LLC serve as President, Chief Compliance Officer and Assistant Treasurer of the Company. Vigilant Compliance, LLC is compensated for the services provided to the Company, and such compensation is determined by the Board. For the fiscal year ended August 31, 2019, Vigilant Compliance LLC received $0 from the Fund and $[   ] in aggregate from all series of the Company for its services. An employee of the Company serves as Treasurer and Secretary and is compensated for services provided. For the fiscal year ended August 31, 2019, each of the following members of the Board and the Treasurer and Secretary received compensation from the Company in the following amounts:

Name of Director/Officer	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund Complex Paid to Directors or Officer
Independent Directors:
Julian A. Brodsky, Director	$0	N/A	N/A	$[ ]
J. Richard Carnall, Director	$0	N/A	N/A	$[ ]
Gregory P. Chandler, Director	$0	N/A	N/A	$[ ]
Nicholas A. Giordano, Director	$0	N/A	N/A	$[ ]
Arnold M. Reichman, Director and Chairman	$0	N/A	N/A	$[ ]
Brian T. Shea, Director	$0	N/A	N/A	$[ ]
Robert A. Straniere, Director	$0	N/A	N/A	$[ ]
Interested Director:
Robert Sablowsky, Director	$0	N/A	N/A	$[ ]
Officer:
James G. Shaw, Treasurer and Secretary	$0	N/A	N/A	$[ ]

Each compensated Director is entitled to participate in the Company’s deferred compensation plan (the “DC Plan”).  Under the DC Plan, a compensated Director may elect to defer all or a portion of his compensation and have the deferred compensation treated as if it had been invested by the Company in shares of one or more of the portfolios of the Company.  The amount paid to the Directors under the DC Plan will be determined based upon the performance of such investments.

[As of December 31, 2018, the Independent Directors and their respective immediate family members (spouse or dependent children) did not own beneficially or of record any securities of the Company’s investment advisers or distributor, or of any person directly or indirectly controlling, controlled by, or under common control with the investment advisers or distributor.]

CODE OF ETHICS

The Company and the Manager have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that permits personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Company, subject to certain restrictions.

PROXY VOTING

The Board has delegated the responsibility of voting proxies with respect to the portfolio securities purchased and/or held by the Fund to the Fund’s Manager, subject to the Board’s continuing oversight.  The Fund and the Manager have agreed that the Manager will abstain from voting any proxies received.

The Company is required to disclose annually the Fund’s complete proxy voting record on Form N-PX.  The Fund’s proxy voting record for the most recent 12 month period ended June 30th will be available upon request by calling 1-844-261-6488 or by writing to the Fund at: Campbell Systematic Macro Fund, c/o U.S. Bank Global Fund Services, PO Box 701, Milwaukee, Wisconsin, 53202. The Fund’s Form N-PX will also be available on the SEC’s website at www.sec.gov.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Prior to the date of this SAI, no shares of the Fund were outstanding.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT MANAGER

Campbell & Company Investment Adviser LLC (“Campbell” or the “Manager”) is located at 2850 Quarry Lake Drive, Baltimore, MD 21209.  The Manager was founded in 2005.  The Manager is registered as an Investment Adviser with the SEC and as a Commodity Trading Adviser with the Commodity Futures Trading Commission and is a member of the National Futures Association.

The Manager is a wholly-owned subsidiary of Campbell & Company, LP (“Campbell & Company”). Campbell & Company LLC is the General Partner of Campbell & Company. Campbell & Company is controlled by KC Holding, Inc. Campbell & Company and its predecessor organization, Campbell & Company, Inc., was formed in 1972 and have over forty years of experience in creating and managing alternative investment vehicles.  Campbell & Company is registered with the CFTC as a CPO and a CTA.  Campbell & Company is a member of the NFA in such capacities.  The Manager has appointed Campbell & Company as the Fund’s Commodity Pool Operator. Campbell & Company’s officers are:  G. William Andrews, Chief Executive Officer; Kevin Cole, Chief Investment Officer; Thomas P. Lloyd, General Counsel and Chief Compliance Officer; and Michael S. Harris, President.

The Manager also serves as the investment adviser to the Subsidiary, Campbell Systematic Macro Offshore Limited, a wholly-owned and controlled subsidiary of the Fund organized under the laws of the Cayman Islands as an exempted company, pursuant to an investment advisory agreement with the Subsidiary.  The Manager does not receive additional compensation for its management of the Subsidiary. Although the Subsidiary is not registered under the 1940 Act, the Manager complies with provisions of the 1940 Act relating to investment advisory contracts with respect to the Subsidiary.

Advisory Agreement with the Company.  The Manager renders advisory services to the Fund pursuant to an Investment Advisory Agreement (“Advisory Agreement”).

Subject to the supervision of the Board, the Manager will provide for the overall management of the Fund including (i) the provision of a continuous investment program for the Fund, including investment research and management with respect to all securities, investments, cash and cash equivalents, (ii) the determination from time to time of what securities and other investments will be purchased, retained or sold by the Fund, and (iii) the placement from time to time of orders for all purchases and sales of securities and other investments made for the Fund.  The Manager will provide the services rendered by it in accordance with the Fund’s investment objective, restrictions and policies as stated in the Prospectus and in this SAI.  The Manager will not be liable for any error of judgment, mistake of law, or for any loss suffered by the Fund in connection with the performance of the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager in the performance of its duties, or from reckless disregard of its obligations and duties under the Advisory Agreement.

For its services to the Fund, the Manager is entitled to an advisory fee computed daily and payable monthly at the annual rate of 1.64% of the Fund’s average daily net assets.  The Manager has contractually agreed to waive its advisory fee and/or reimburse expenses in order to limit Total Annual Fund Operating Expenses (excluding certain items discussed below) to 2.00%, 1.75%, 2.00% and 2.75% of the Fund's average daily net assets for Class A Shares, Class I Shares, Class P Shares and Class C Shares, respectively. In determining the Manager's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account and could cause net Total Annual Fund Operating Expenses to exceed 2.00%, 1.75%, 2.00% and 2.75%, as applicable: acquired fund fees and expenses, brokerage commissions, extraordinary items, interest or taxes. This contractual limitation is in effect until [ ], 2020 and may not be terminated without the approval of the Board of Directors of The RBB Fund, Inc.

The Manager will pay all expenses incurred by it in connection with its activities under the Advisory Agreement.  The Fund bears all of its own expenses not specifically assumed by the Manager.  General expenses of the Company not readily identifiable as belonging to a portfolio of the Company are allocated among all investment portfolios by or under the direction of the Board in such manner as it deems to be fair and equitable. Expenses borne by the Fund include, but are not limited to the following (or the Fund’s share of the following): (a) the cost (including brokerage commissions) of securities and other investments, including futures contracts, forward contracts, swaps, and options, purchased or sold by the Fund and any losses incurred in connection therewith; (b) fees payable to and expenses incurred on behalf of the Fund by the Manager; (c) filing fees and expenses relating to the registration and qualification of the Company and the Fund’s shares under federal and/or state securities laws and maintaining such registrations and qualifications; (d) fees and salaries payable to the Company’s Directors and officers; (e) taxes (including any income or franchise taxes) and governmental fees; (f) costs of any liability and other insurance or fidelity bonds; (g) any costs, expenses or losses arising out of a liability of or claim for damages or other relief asserted against the Company or the Fund for violation of any law; (h) legal, accounting and auditing expenses, including legal fees of special counsel for the independent Directors; (i) charges of custodians and other agents; (j) expenses of setting in type and printing prospectuses, statements of additional information and supplements thereto for existing shareholders, reports, statements, and confirmations to shareholders and proxy material that are not attributable to a class; (k) costs of mailing prospectuses, statements of additional information and supplements thereto to existing shareholders, as well as reports to shareholders and proxy materials that are not attributable to a class; (1) any extraordinary expenses; (m) fees, voluntary assessments and other expenses incurred in connection with membership in investment company organizations; (n) costs of mailing and tabulating proxies and costs of shareholders’ and Directors’ meetings; (o) costs of independent pricing services to value the Fund’s securities; and (p) the costs of investment company literature and other publications provided by the Company to its Directors and officers.  Distribution expenses, transfer agency expenses, expenses of preparation, printing and mailing prospectuses, statements of additional information, proxy statements and reports to shareholders, and organizational expenses and registration fees, identified as belonging to a particular class of the Company, are allocated to such class.

The Advisory Agreement provides that the Manager shall at all times have all rights in and to the Fund’s name and all investment models used by or on behalf of the Fund.  The Manager may use the Fund’s name or any portion thereof in connection with any other mutual fund or business activity without the consent of any shareholder, and the Company has agreed to execute and deliver any and all documents required to indicate its consent to such use.

For the fiscal years ended September 30, 2017, September 30, 2018, and September 30, 2019, the Predecessor Fund paid the Adviser the following fees:

Fiscal Year Ended	Gross Advisory Fee	Advisory Fee Waived	Expense Reimbursement	Net Advisory Fee
September 30, 2019	$[ ]	$[ ]	$[ ]	$[ ]
September 30, 2018	$3,433,937	($1,015,836)	$—	$2,418,101
September 30, 2017	$4,221,400	($947,515)	$—	$3,273,885

THE PORTFOLIO MANAGERS

This section includes information about the Fund’s portfolio managers, including information about other accounts they manage, the dollar range of Fund shares they own and how they are compensated.

Campbell

Fund Shares Owned by the Portfolio Managers. As of August 31, 2019, Mr. Andrews and Dr. Cole did not own shares of the Fund.

Other Accounts.  In addition to the Fund and the Predecessor Fund, the portfolio managers are responsible for the day-to-day management of certain other accounts, as listed below.  The information below is provided as of August 31, 2019.

Name of Portfolio Manager or Team Member	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed that Advisory Fee Based on Performance	Total Assets that Advisory Fee Based on Performance
G. William Andrews	Other Registered Investment Companies:	3	$ 56.4 M	0	$ 0
	Other Pooled Investment Vehicles:	16	$ 973 M	11	$ 1.1 B
	Other Accounts:	9	$ 2.2 B	2	$ 1.5 B
Dr. Kevin Cole	Other Registered Investment Companies:	3	$ 56.4 M	0	$ 0
	Other Pooled Investment Vehicles:	16	$ 973 M	11	$ 1.1 B
	Other Accounts:	9	$ 2.2 B	2	$ 1.5 B

Compensation.  Campbell compensates the Fund’s portfolio managers for their management of the Fund.  As of the date of this SAI, the portfolio managers’ compensation consists of a cash base salary and a discretionary bonus that is based on the individual performance of the portfolio manager and overall profitability of Campbell, which is, in part, dependent on the performance of the Fund, and therefore in part based on the value of the Fund’s net assets and other client accounts they are managing.

Conflicts of Interests.  The portfolio managers’ management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund’s investments, on the one hand, and the investments of the other accounts, on the other.  The other accounts may have the same investment objective as the Fund.  Therefore, a potential conflict of interest may arise as a result of the identical investment objectives, whereby a portfolio manager could favor one account over another.  Another potential conflict could include the portfolio managers’ knowledge about the size, timing and possible market impact of Fund trades, whereby a portfolio manager could use this information to the advantage of other accounts and to the disadvantage of the Fund.  However, Campbell has established policies and procedures to ensure that the purchase and sale of securities and other investments among all accounts it manages are fairly and equitably allocated.

The Manager, its affiliates and their respective employees manage other investment funds that may pursue investment objectives similar to, or materially different from, those of the Fund. The Manager, its affiliates and their respective employees may also manage discretionary accounts in which the Fund will have no interest, some of which may have investment objectives similar to, or materially different from, those of the Fund. Conflicts of interest among the Fund and any such affiliated entities may include, but are not limited to, those described herein.

Principals of the Manager and its affiliates may trade futures, forward and options contracts for his or her own account. In addition, the Manager and its affiliates manage proprietary accounts for itself, its deferred compensation plan and for certain principals and employees. There are written procedures that govern proprietary trading by principals and employees. For instance, the Manager and its affiliates have implemented employee trading policies that prohibit employee trading in futures and options on futures unless consent is given to the employee in writing. Such consent will only be given on a case by case basis. All employees must preclear all trades in equities, equity options, equity indices or equity index options through a computer-based system. The proposed trades are compared to a restricted list that includes positions traded in material amounts. The daily feed received from its approved brokerage firms is compared against the preclearance lists to assure compliance.  A conflict of interest exists if proprietary trades are executed and cleared at more favorable rates than trades executed and cleared on behalf of the Fund. It is the Manager’s policy to objectively allocate trade executions that afford each account the same likelihood of receiving favorable or unfavorable executions over time.

Conflicts of interest may also arise from the fact that the Manager and its affiliates generally will be carrying on substantial investment activities for other clients, including other investment funds and discretionary accounts, in which the Fund will have no interest. The Manager may have financial incentives to favor certain of such accounts over the Fund. Any of their proprietary accounts and other customer accounts may use the same or different information and trading strategies as those which are utilized on behalf of the Fund, may compete with the Fund for specific trades, or may hold positions opposite to positions maintained on behalf of the Fund. The Manager may give advice and recommend securities to, or buy or sell securities for, the Fund, which advice or securities may differ from advice given to, or securities recommended or bought or sold for, other accounts and customers, even though their investment objectives may be the same as, or similar to, those of the Fund. The performance of the Fund may be adversely affected by the manner in which particular orders are entered for all accounts managed by and customers of the Manager.

The Manager may determine that an investment opportunity is appropriate for a particular investment fund or discretionary account that it manages or for itself, but not for the Fund. Situations may arise in which private investment funds managed by the Manager or its affiliates have made investments that would have been suitable for investment by the Fund but, for various reasons, were not pursued by, or available to, the Fund. To the extent that entities affiliated with the Manager trade pursuant to portfolios other than that which is traded on behalf of the Fund, the Fund may not participate in certain investment opportunities pursued by such other portfolios. The Manager, its affiliates, their respective employees and other investment funds or discretionary accounts, other than the Fund, managed by the Manager or its affiliates may invest on terms more favorable than those available to the Fund and may act in ways adverse to the interest of the Fund. The Manager and its affiliates regard their analyses as proprietary and confidential, and the Manager will not disclose its analyses, opinions or purchase and sale activities on behalf of the Fund, except to Shareholders in the periodic reports distributed by the Fund.

The Manager and its affiliates are major participants in the global currency, equity, commodity, fixed income, derivative and other markets. As such, the Manager and its affiliates are actively engaged in transactions in the same securities and other instruments in which the Fund may invest. The Manager and its affiliates are not under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result, the Manager and its affiliates may indirectly compete with the Fund for appropriate investment opportunities, or engage in trading activities, either for its proprietary account or on behalf of other clients, that is detrimental to the trading positions of the Fund. The proprietary activities or other portfolio strategies of the Manager or its affiliates, or the activities or strategies used for other accounts managed by the Manager or its affiliates, could conflict with the transactions and strategies employed on behalf of the Fund and may affect the prices and availability of the securities and instruments in which the Fund invests.

The Manager may invest the Fund’s cash reserve in investment funds managed or maintained by the Manager or its affiliates, to the extent permitted by applicable law. In such event, the Fund pays any expenses and fees associated with such investment, including any fees payable to the Manager or its affiliates. Accordingly, the Manager has a conflict of interest in evaluating any such investment.

Market quotations regarding certain investments by the Manager may not always be available. In such cases, valuations of such Fund investments may be made by the Manager in accordance with the Fund’s valuation procedures. The Manager will have a conflict of interest in making certain valuations, because any such valuation will affect the Fund’s NAV and, consequently, the amount of Management Fee that the Manager receives for its services. However, any determination of the value of the Fund is ultimately the responsibility of the Board.

Other present and future activities of the Manager or its affiliates may give rise to additional conflicts of interest.

Securities Ownership.  No shares of the Fund were outstanding as the Fund had not commenced operations prior to the date of this SAI.

ADMINISTRATION AND ACCOUNTING AGREEMENT

Fund Services, 615 East Michigan Street, Milwaukee, WI 53202, serves as fund administrator to the Fund pursuant to a fund administration servicing agreement and serves as fund accountant pursuant to a fund accounting servicing agreement (the “Administration Agreements”).  Under the fund accounting servicing agreement, Fund Services has agreed to furnish to the Fund statistical and research data, clerical, accounting and bookkeeping services, and certain other services required by the Fund.  Under the fund administration servicing agreement, Fund Services has agreed to provide fund administration services to the Company.  These services include the preparation and coordination of the Company’s annual post-effective amendment filing and supplements to the Fund’s registration statement, the preparation and assembly of board meeting materials, and certain other services necessary to the Company’s fund administration. In addition, Fund Services has agreed to prepare and file various reports with the appropriate regulatory agencies and prepare materials required by the SEC or any state securities commission having jurisdiction over the Fund.

The Administration Agreements provide that Fund Services shall be obligated to exercise reasonable care in the performance of its duties and that Fund Services shall not be liable for any error of judgment or mistake of law or any loss suffered by the Company in connection with its duties under the Administration Agreements, except a loss resulting from Fund Services’ refusal or failure to comply with the terms of the applicable Administration Agreement or from its bad faith, negligence or willful misconduct in the performance of its duties thereunder.

Fund Services receives a fee under the Administration Agreements based on the average daily net assets of the Company.

Fund Services also served as the administrator for the Predecessor Fund. The following tables set forth the fees incurred by the Predecessor Fund for administrative services, accounting services, and transfer agent services received during the last three fiscal years:

Fiscal Year Ended	Fund Administration Fees
September 30, 2019	$[ ]
September 30, 2018*	$57,260
September 30, 2017	$206,427

*	Fees for services provided by U.S. Bank in fiscal year 2018 were $39,163. All other fees listed in this table relate to services provided by Gemini Fund Services, LLC, which served as Administrator to the Predecessor Fund prior to November 17, 2017.

Fiscal Year Ended	Fund Accounting Fees
September 30, 2019
September 30, 2018*	$88,909
September 30, 2017	$66,268
*	Fees for services provided by U.S. Bank in fiscal year 2018 were $76,059. All other fees listed in this table relate to services provided by GFS.

Fiscal Year End	Fund Transfer Agent Fees
September 30, 2019	$[ ]
September 30, 2018*	$199,011
September 30, 2017	$500,200
*	Fees for services provided by UBSFS in fiscal year 2018 were $163,643. All other fees listed in this table relate to services provided by GFS.

CUSTODIAN AGREEMENT

U.S. Bank, N.A., 1555 North River Center Drive, Milwaukee, Wisconsin, 53212 (the “Custodian”), is Custodian of the Fund’s and of the Subsidiary’s assets pursuant to a custodian agreement (the “Custodian Agreement”).  Under the Custodian Agreement, the Custodian:  (a) maintains a separate account or accounts in the name of the Fund; (b) holds and transfers portfolio investments on account of the Fund; (c) accepts receipts and makes disbursements of money on behalf of the Fund; (d) collects and receives all income and other payments and distributions on account of the Fund’s portfolio investments; and (e) makes periodic reports to the Board concerning the Fund’s operations.  The Custodian is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Fund, provided that the Custodian remains responsible for the performance of all of its duties under the Custodian Agreement and holds the Fund harmless from the acts and omissions of any affiliate, sub-custodian or domestic sub-custodian. For its services to the Fund under the Custodian Agreement, the Custodian receives a fee based on the Fund’s average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund.

The Custodian also served as the custodian for the Predecessor Fund.

TRANSFER AGENCY AGREEMENT

Fund Services, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as the transfer and dividend disbursing agent for the Fund pursuant to a transfer agency and servicing agreement (the “Transfer Agency Agreement”), under which Fund Services:  (a) issues and redeems shares of the Fund; (b) addresses and mails all communications by the Fund to record owners of the shares, including reports to shareholders, dividend and distribution notices and proxy materials for its meetings of shareholders; (c) maintains shareholder accounts and, if requested, sub-accounts; and (d) makes periodic reports to the Board concerning the operations of the Fund.  Fund Services may, subject to the Board’s approval, assign its duties as transfer and dividend disbursing agent to any affiliate of Fund Services. For its services to the Fund under the Transfer Agency Agreement, Fund Services receives an annual fee based on the number of accounts in the Fund and the Fund’s average gross assets calculated daily and payable monthly. Transaction charges and out-of-pocket expenses are also charged to the Fund.

Fund Services also provides services relating to the implementation of the Company’s Anti-Money Laundering Program. In addition, Fund Services provides services relating to the implementation of the Fund’s Customer Identification Program, including verification of required customer information and the maintenance of records with respect to such verification.

Fund Services also served as the Transfer Agent for the Predecessor Fund.

DISTRIBUTION AGREEMENT

Quasar Distributors, LLC (the “Distributor”), whose principal business address is 777 East Wisconsin Avenue, 6th Floor, Milwaukee, Wisconsin 53202, serves as the underwriter to the Fund pursuant to the terms of a distribution agreement (the “Distribution Agreement”).  The Distributor is a registered broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”).  The Distributor is not affiliated with the Company or the Manager. The Distributor, U.S. Bank, N.A. and Fund Services are affiliates.

Under the Distribution Agreement with the Company, the Distributor acts as the agent of the Company in connection with the continuous offering of shares of the Fund.  The Distributor continually distributes shares of the Fund on a best efforts basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company.

The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund.  With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Manager, rather than the Distributor, typically enter into such agreements.  These financial intermediaries may charge a fee for their services and may receive shareholder service or other fees from parties other than the Distributor.  These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein.  Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares.  Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary.  The financial intermediary, and not its customers, will be the shareholder of record, although customers may have the right to vote shares depending upon their arrangement with the financial intermediary.  The Distributor does not receive compensation from the Fund for its distribution services.  Campbell & Company pays the Distributor a fee for certain distribution-related services.

The Distribution Agreement has an initial term of up to two years and will continue in effect only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities in accordance with the 1940 Act.  The Distribution Agreement is terminable without penalty by the Company on behalf of the Fund on no less than 60 days’ written notice when authorized either by a vote of a majority of the outstanding voting securities of the Fund or by vote of a majority of the members of the Board who are not “interested persons” (as defined in the 1940 Act) of the Company and have no direct or indirect financial interest in the operation of the Distribution Agreement, or by the Distributor, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act).  The Distribution Agreement provides that the Distributor shall not be liable for any loss suffered by the Company in connection with the performance of the Distributor’s obligations and duties under the Distribution Agreement, except a loss resulting from the Distributor’s willful misfeasance, bad faith or negligence in the performance of such duties and obligations, or by reason of its reckless disregard thereof.

Class I Shares.  Pursuant to the Distribution Agreement, Quasar Distributors, LLC acts as the agent of the Company in connection with the continuous offering of the Fund’s shares.  Quasar Distributors, LLC continually distributes shares of the Fund on a best efforts basis.  Quasar Distributors, LLC has no obligation to sell any specific quantity of Fund shares.  Quasar Distributors, LLC and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company.  Quasar Distributors, LLC does not receive compensation from the Company for the distribution of the Fund’s Class I Shares; however, Campbell & Company pays an annual fee to Quasar Distributors, LLC as compensation for underwriting services rendered to the Fund pursuant to the Distribution Agreement.

Class A Shares, Class P Shares, and Class C Shares. Pursuant to the Distribution Agreement and the related Plans of Distribution for Class A Shares, Class P Shares and Class C Shares (together, the “Plans”), which were adopted by the Company in the manner prescribed by Rule 12b-1 under the 1940 Act, the Distributor will act as the agent of the Company in connection with the continuous offering for the sale of the Fund’s Class A Shares, Class P Shares and Class C Shares, respectively.  The Distributor continually distributes shares of the Fund on a best efforts basis.  The Distributor has no obligation to sell any specific quantity of Fund shares.  The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Company.  Payments to the Distributor under the Plans are to compensate it for distribution assistance and expenses assumed and activities intended to result in the sale of Class A Shares, Class P Shares and Class C Shares, including advertising, printing and mailing of prospectuses to other than current shareholders, compensation of underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying or other financing changes.  As compensation for its distribution services, the Distributor receives, pursuant to the terms of the Distribution Agreement, a distribution fee under the Plans, to be calculated daily and paid monthly by the Class A Shares, Class P Shares and Class C Shares of the Fund at the annual rates set forth in the Prospectus.

Among other things, the Plans provide that: (1) the Distributor shall be required to submit quarterly reports to the Directors of the Company regarding all amounts expended under the Plans and the purposes for which such expenditures were made, including commissions, advertising, printing, interest, carrying charges and any allocated overhead expenses; (2) the Plans will continue in effect only so long as they are approved at least annually, and any material amendment thereto is approved, by the Company’s Directors, including a majority of those Directors who are not “interested persons” (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any agreements related to the Plans, acting in person at a meeting called for said purpose; (3) the aggregate amount to be spent by the Fund on the distribution of the Fund’s Class A Shares, Class P Shares and Class C Shares under the respective Plans shall not be materially increased without shareholder approval; and (4) while the Plans remain in effect, the selection and nomination of the Company’s Directors who are not “interested persons” of the Company (as defined in the 1940 Act) shall be committed to the discretion of such Directors who are not “interested persons” of the Company.

The Distributor for the Predecessor Fund was Northern Lights Distributors, LLC. The Predecessor Fund adopted a shareholder service plan (the “Service Plan”) under which a shareholder servicing fee of up to 0.25% of average daily net assets attributable to the Class A and Class P Shares of the Predecessor Fund was paid to other service providers. The Predecessor Fund also adopted a plan on behalf of its Class A, Class C, and Class P Shares pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”) that allows the Fund to pay distribution fees for the sale and distribution of its shares and for services provided to its shareholders for maximum payments of up to (i) 0.25% of the average daily net assets of Class A shares, (ii) 0.25% of the average daily net assets of Class P shares and (iii) 1.00% of the average daily net assets of Class C shares.

For the fiscal period ended September 30, 2019, the Fund paid the following allocated distribution fees:

Actual 12b-1 Expenditures Incurred by the Predecessor Fund Class A Shares During the Fiscal Period Ended September 30, 2019

Total Dollars Allocated
Advertising/Marketing
Printing/Postage
Payment to distributor	$	[ ]
Payment to dealers	$	[ ]
Compensation to sales personnel
Other	$	[ ]
Total	$	[ ]

Actual 12b-1 Expenditures Incurred by the Predecessor Fund Class C Shares During the Fiscal Period Ended September 30, 2019

Total Dollars Allocated
Advertising/Marketing
Printing/Postage
Payment to distributor	$	[ ]
Payment to dealers	$	[ ]
Compensation to sales personnel
Other	$	[ ]
Total	$	[ ]

Actual 12b-1 Expenditures Incurred by the Predecessor Fund Class P Shares During the Fiscal Period Ended September 30, 2019

Total Dollars Allocated
Advertising/Marketing
Printing/Postage
Payment to distributor	$	[ ]
Payment to dealers	$	[ ]
Compensation to sales personnel
Other	$	[ ]
Total	$	[ ]

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Manager and/or its affiliates, at their discretion, may make payments from their own resources and not from Fund assets to affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Fund, its service providers or their respective affiliates, as incentives to help market and promote the Fund and/or in recognition of their distribution, marketing, administrative services, and/or processing support.

These additional payments may be made to financial intermediaries that sell Fund shares or provide services to the Fund, the Distributor or shareholders of the Fund through the financial intermediary’s retail distribution channel and/or fund supermarkets.  Payments may also be made through the financial intermediary’s retirement, qualified tuition, fee-based advisory, wrap fee bank trust, or insurance (e.g., individual or group annuity) programs. These payments may include, but are not limited to, placing the Fund in a financial intermediary’s retail distribution channel or on a preferred or recommended fund list; providing business or shareholder financial planning assistance; educating financial intermediary personnel about the Fund; providing access to sales and management representatives of the financial intermediary; promoting sales of Fund shares; providing marketing and educational support; maintaining share balances and/or for sub-accounting, administrative or shareholder transaction processing services. A financial intermediary may perform the services itself or may arrange with a third party to perform the services.

The Manager and/or its affiliates may also make payments from their own resources to financial intermediaries for costs associated with the purchase of products or services used in connection with sales and marketing, participation in and/or presentation at conferences or seminars, sales or training programs, client and investor entertainment and other sponsored events.  The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

Revenue sharing payments may be negotiated based on a variety of factors, including the level of sales, the amount of Fund assets attributable to investments in the Fund by financial intermediaries’ customers, a flat fee or other measures as determined from time to time by the Manager and/or its affiliates.  A significant purpose of these payments is to increase the sales of Fund shares, which in turn may benefit the Manager through increased fees as Fund assets grow.

FUND TRANSACTIONS

Subject to policies established by the Board and applicable rules, the Manager is responsible for the execution of portfolio transactions and the allocation of brokerage transactions for the Fund.  In executing portfolio transactions, the Manager seeks to obtain the best price and most favorable execution for the Fund, taking into account such factors as the price (including the applicable brokerage commission or dealer spread), size of the order, difficulty of execution and operational facilities of the firm involved.  While the Manager generally seeks reasonably competitive commission rates, payment of the lowest commission or spread is not necessarily consistent with obtaining the best price and execution in particular transactions.

Brokerage Transactions

Generally, equity securities, both listed and over-the-counter, are bought and sold through brokerage transactions for which commissions are payable. Purchases from underwriters will include the underwriting commission or concession, and purchases from dealers serving as market makers will include a dealer’s mark-up or reflect a dealer’s mark-down. Money market securities and other debt securities are usually bought and sold directly from the issuer or an underwriter or market maker for the securities. Generally, the Fund will not pay brokerage commissions for such purchases. When a debt security is bought from an underwriter, the purchase price will usually include an underwriting commission or concession. The purchase price for securities bought from dealers serving as market makers will similarly include the dealer’s mark up or reflect a dealer’s mark down. When the Fund executes transactions in the over-the-counter market, it will generally deal with primary market makers unless prices that are more favorable are otherwise obtainable.

In addition, the Manager may place a combined order for two or more accounts they manage, including the Fund, engaged in the purchase or sale of the same security if, in its judgment, joint execution is in the best interest of each participant and will result in best price and execution. Transactions involving commingled orders are allocated in a manner deemed equitable to each account or fund. Although it is recognized that, in some cases, the joint execution of orders could adversely affect the price or volume of the security that a particular account or the Fund may obtain, it is the opinion of the Manager and the Board that the advantages of combined orders outweigh the possible disadvantages of separate transactions. Nonetheless, the Manager believes that the ability of the Fund to participate in higher volume transactions will generally be beneficial to the Fund.

The Fund is required to identify any securities of the Company’s regular broker-dealers (as defined in Rule 10b-1 under the 1940 Act) or their parents held by the Fund as of the end of the most recent fiscal year. There were no securities held by the Fund of its regular broker-dealers as of the end of the most recent fiscal year as the Fund had not yet commenced operations.

The table below sets forth the brokerage commissions incurred by the Predecessor Fund during its three most recent fiscal years ended September 30.

Fund	2017	2018	2019
Equinox Campbell Strategy Fund	$70	$627,885	$[ ]

Brokerage Selection

The Company does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Fund’s Manager may select a broker based upon brokerage or research services provided to the Manager. The Manager may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the Securities Exchange Act of 1934 permits an investment adviser, under certain circumstances, to cause a fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Manager may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Manager believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to the Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Manager might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Manager may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Manager will be in addition to and not in lieu of the services required to be performed by the Manager under the Advisory Agreement. Any advisory or other fees paid to the Manager are not reduced as a result of the receipt of research services.

In some cases the Manager may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, the Manager makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Manager will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Manager faces a potential conflict of interest, but the Manager believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Manager with research services. FINRA has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research “credits” in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

PURCHASE AND REDEMPTION INFORMATION

Read the Fund’s Prospectus for information regarding the purchase and redemption of Fund shares, including, in the case of Class A Shares, any applicable sales load charges. The following information supplements information in the Fund’s Prospectus.

You may purchase shares through an account maintained by your brokerage firm, financial institutions and industry professionals and you may also purchase shares directly by mail or wire.  The Company reserves the right, if conditions exist that make cash payments undesirable, to honor any request for redemption or repurchase of the Fund’s shares by making payment in whole or in part in securities chosen by the Company and valued in the same way as they would be valued for purposes of computing the Fund’s NAV.  If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash.  A shareholder will also bear any market risk or tax consequences as a result of a payment in securities.  The Company has elected, however, to be governed by Rule 18f-1 under the 1940 Act so that the Fund is obligated to redeem its shares solely in cash up to the lesser of $250,000 or 1% of its NAV during any 90-day period for any one shareholder of the Fund. A shareholder will bear the risk of a decline in market value and any tax consequences associated with a redemption in securities.

Under the 1940 Act, the Company may suspend the right to redemption or postpone the date of payment upon redemption for any period during which the NYSE is closed (other than customary weekend and holiday closings), or during which the SEC restricts trading on the NYSE or determines an emergency exists as a result of which disposal or valuation of portfolio securities is not reasonably practicable, or for such other periods as the SEC may permit.  (The Company may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions).

Shares of the Company are subject to redemption by the Company, at the redemption price of such shares as in effect from time to time, including, without limitation: (1) to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder as provided in the Prospectus from time to time; (2) if such redemption is, in the opinion of the Board, desirable in order to prevent the Company or the Fund from being deemed a “personal holding company” within the meaning of the Code; (3) or if the net income with respect to any particular class of common stock should be negative or it should otherwise be appropriate to carry out the Company’s responsibilities under the 1940 Act.

The Fund has the right to redeem your shares at current NAV at any time and without prior notice if, and to the extent that, such redemption is necessary to reimburse the Fund for any loss sustained by reason of your failure to make full payment for shares of the Fund you previously purchased or subscribed for.

Class A Shares of the Fund may be subject to sales charge waivers as described below.

Sales Charges

Different Service Organizations may impose different sales charges and these variations are described in the Fund’s Prospectus.

Class A Shares Sales Charges. Purchases of Class A Shares of the Fund are subject to a front-end sales charge of up to 5.75% of the total purchase price; however, sales charges may be reduced for large purchases as indicated below. For Class A Shares sold by the Distributor, the Distributor will receive the sales charge imposed on purchases of Class A Shares (or any contingent deferred sales charge paid on redemptions) and may retain the full amount of such sales charge. The sales charges or underwriter concessions (the difference between the sales charge and the dealer reallowance) received by the Distributor may be made available to the Fund for pre-approved marketing expenses or may be used to offset the compensation owed by the Adviser to the Distributor for its services. Sales charges are not imposed on Shares that are purchased with reinvested dividends or other distributions. The table below indicates the front-end sales charge as a percentage of both the offering price and the net amount invested. The term “offering price” includes the front-end sales charge. Because of rounding in the calculation of the “offering price”, the actual sales charge you pay may be more or less than that calculated using the percentages shown below.

Amount of Purchase of Class A Shares	Sales Charge as a % of Offering Price	Sales Charge as a % of Net Amount Invested	Dealer Compensation as a Percentage of Offering Price
Less than $25,000	5.75%	6.10%	5.00%
At least $25,000 but less than $50,000	5.00%	5.26%	4.25%
At least $50,000 but less than $100,000	4.75%	4.99%	4.00%
At least $100,000 but less than $250,000	3.75%	3.83%	3.25%
At least $250,000 but less than $500,000	2.50%	2.56%	2.00%
At least $500,000 but less than $1,000,000	2.00%	2.04%	1.75%
$1,000,000 or greater	None	None	*see below

*	No sales charge is payable at the time of purchase on investments of $1,000,000 or more; however, a 1% contingent deferred sales charge is imposed in the event of redemption within 12 months following any such purchase. The Fund's Distributor will pay a commission at the rate of 1% to certain brokerage firms, financial institutions and other industry professionals, including affiliates of the Adviser who initiate and are responsible for purchases of $1,000,000 or more. Contingent deferred sale charges may be waived or varied by certain Service Organizations as described in in the Fund’s Prospectus.

[Rights of Accumulation. You may combine your new purchase of Class A Shares with Class A Shares and/or Class C Shares currently owned for the purpose of qualifying for the lower initial sales charge rates that apply to larger purchases. The applicable sales charge for the new purchase is based on the total of your current purchase and the current NAV of all other shares you own. You may combine your account, your spouse’s account, and the account(s) of your children under age 25.

This privilege is also extended to certain employee benefit plans and trust estates. The following purchases may be combined for purposes of determining the “Amount of Purchase:” (a) individual purchases, if made at the same time, by a single purchaser, the purchaser’s spouse and children under the age of 25 purchasing Class A Shares for their own accounts, including shares purchased by a qualified retirement plan(s) exclusively for the benefit of such individual(s) (such as an IRA, individual-type section 403(b) plan or single-participant Keogh-type plan) or by a “Company,” as defined in Section 2(a)(8) of the 1940 Act, solely controlled as defined in the 1940 Act, by such individual(s), or (b) individual purchases by trustees or other fiduciaries purchasing Class A Shares (i) for a single trust estate or a single fiduciary account, including an employee benefit plan, or (ii) concurrently by two or more employee benefit plans for a single employer or of employers affiliated with each other in accordance with Section 2(a)(3)(c) of the 1940 Act (excluding in either case an employee benefit plan described in (a) above), provided such trustees or other fiduciaries purchase shares in a single payment. Purchases made for nominee or street name accounts may not be combined with purchases made for such other accounts. You may also further discuss the combined purchase privilege with your investment broker, brokerage firm, financial institution, or other industry professional, including affiliates of the Manager.

You will need to provide written instruction with respect to the other accounts whose purchases should be considered in Rights of Accumulation.

Rights of Accumulation do not apply to Class I Shares, Class P Shares or Class C Shares.

Letter of Intent. If you anticipate purchasing a specific dollar amount of Class A Shares within a 13-month period, the shares may be purchased at a reduced sales charge by completing and returning a Letter of Intent (the "Letter"), which can be provided to you by your investment broker or other Service Organization. The reduced sales charge may also be obtained on Class A Shares purchased within the 90 days prior to the date of receipt of the Letter. Shares purchased under the Letter are eligible for the same reduced sales charge that would have been available had all the shares been purchased at the same time. There is no obligation to purchase the full amount of shares indicated in the Letter. Should you invest more or less than indicated in the Letter during the 13-month period, the sales charge will be recalculated based on the actual amount purchased. A portion of the amount of the intended purchase normally will be held in escrow in the form of Shares pending completion of the intended purchase. If you do not purchase the full amount of Class A Shares indicated in the Letter, the appropriate amount of shares held in escrow will be redeemed by the Transfer Agent to pay the sales charge that was not applied to your purchase.

Letters of Intent do not apply to Class I Shares, Class P Shares or Class C Shares.

Class A Shares Sales Charge Waivers.

The sales charge on purchases of Class A Shares is waived for certain types of investors, including:

● Current and retired directors and officers of the Fund sponsored by the Manager or any of its subsidiaries, their families (e.g., spouse, children, mother or father) and any purchases referred through the Manager.

● Employees of the Manager and their families, or any full-time employee or registered representative of the Distributor or of broker-dealers having selling agreements with the Distributor (a "Selling Broker") and their immediate families (or any trust, pension, profit sharing or other benefit plan for the benefit of such persons).

● Any full-time employee of a bank, savings and loan, credit union or other financial institution that utilizes a Selling Broker to clear purchases of the fund's shares and their immediate families.

● Participants in certain "wrap-fee" or asset allocation programs or other fee-based arrangements sponsored by broker-dealers and other financial institutions that have entered into agreements with the Distributor.

● Clients of financial intermediaries that have entered into arrangements with the Distributor providing for the shares to be used in particular investment products made available to such clients and for which such registered investment advisors may charge a separate fee.

● Institutional investors (which may include bank trust departments and registered investment advisers).

● Any accounts established on behalf of registered investment advisers or their clients by broker dealers that charge a transaction fee and that have entered into agreements with the Distributor.

● Separate accounts used to fund certain unregistered variable annuity contracts or Section 403(b) or 401(a) or (k) accounts.

● Whether a sales charge waiver is available for your retirement plan or charitable account depends upon the policies and procedures of your Service Organization and if your Service Organization has entered into an agreement with the Company or the Distributor. Please consult your financial adviser for further information.

In order to take advantage of a sales charge waiver, a purchaser must certify to the Service Organization eligibility for a waiver and must notify the Service Organization whenever eligibility for a waiver ceases to exist. A Service Organization reserves the right to request additional information from a purchaser in order to verify that such purchaser is so eligible. Such information may include account statements or other records regarding Shares of the Fund held by you or your immediate family household members.

Contingent Deferred Sales Charge on Certain Redemptions – Class A Shares. A 1.00% contingent deferred sales charge (“CDSC”) may apply for investments of $1 million or more of Class A Shares (and therefore no initial sales charge was paid) and shares are redeemed within 12 months after initial purchase. The CDSC shall not apply to those purchases of Class A shares of $1 million or more where the Distributor did not pay a commission to the selling broker-dealer. Investors should inquire with their financial intermediary regarding whether the CDSC is applicable to them. In determining whether a contingent deferred sales charge is payable, and the amount of the charge, it is assumed that shares purchased with reinvested dividends and capital gain distributions and then other shares held the longest are the first redeemed.

Contingent Deferred Sales Charge on Certain Redemptions – Class I Shares and Class P Shares. Contingent Deferred Sales Charges do not apply to redemptions of Class I Shares and Class P Shares.

Contingent Deferred Sales Charge on Certain Redemptions – Class C Shares. No sales load is payable by a shareholder at the time of purchase, although the Distributor advances applicable Service Organizations the first year distribution and services fee at a rate of 1.00% on investments in the Fund’s Class C Shares. This advancement is solely financed by the Adviser and not by investors or the Fund. As a result, the Fund imposes a CDSC of 1.00% on redemptions of investments made within 12 months of purchase. The financing party receives the CDSC from the Distributor as reimbursement for the up-front sales commission that has been financed. The CDSC is assessed on an amount equal to the lesser of the offering price at the time of purchase of the shares redeemed and the NAV of shares redeemed at the time of redemption. When Class C Shares are redeemed, the redemption order is processed so that the lowest deferred sales charge is charged, and Class C Shares that are not subject to the deferred sales charge are redeemed first. Any CDSC paid on the redemptions of Class C Shares expressed as a percentage of the applicable redemption amount may be higher or lower than the charge described due to rounding. No CDSC is imposed on increases in NAV for Fund shares acquired as reinvested Fund distributions.

The CDSC will be waived for Class C Shares in the following circumstances:

▪ Redemptions of shares purchased through certain employer-sponsored retirement plans and rollovers of current investments in the Fund through such plans;

▪ Exchanges pursuant to the exchange privilege, as described in “Shareholder Information — Exchange Privilege”;

▪ Redemptions made in connection with minimum required distributions from IRA or 403(b)(7) accounts due to the shareholder reaching the age of 70 1/2;

▪ Certain post-retirement withdrawals from an IRA or other retirement plan if you are over 59 1⁄2 years old and you purchased your shares prior to October 2, 2006;

▪ Redemptions made with respect to certain retirement plans sponsored by the Fund;

▪ Redemptions resulting from shareholder death as long as the waiver request is made within one year of death or, if later, reasonably promptly following completion of probate (including in connection with the distribution of account assets to a beneficiary of the decedent);

▪ Withdrawals resulting from shareholder disability (as defined in the Internal Revenue Code) as long as the disability arose subsequent to the purchase of the shares;

▪ Involuntary redemptions made of shares in accounts with low balances;

▪ Redemptions related to the payment of custodial IRA fees, if any; and

▪ Redemptions when a shareholder can demonstrate hardship, in the absolute discretion of the Fund.

Repurchase of Class A Shares. Reinstatement of Class A Shares at NAV within 90 calendar days of redemption will be achieved manually. Shareholders must provide instruction at the time of purchase of their intent to exercise this privilege. In effect, this allows you to reacquire shares that you may have had to redeem, without repaying the front-end sales charge. To exercise this privilege, the Fund must receive your purchase order within 90 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares. Certain tax rules may limit your ability to recognize a loss on the redemption of your Class A Shares, and you should consult your tax advisor if recognizing such a loss is important to you.

Reduced Sales Charge – Class A Shares. In addition to the above described reductions in initial sales charges for purchases over a certain dollar size, you may also be eligible to participate in one or more of the programs described below to lower your initial sales charge. To be eligible to participate in these programs, you must inform your broker-dealer or financial advisor at the time you purchase shares that you would like to participate in one or more of the programs and provide information necessary to determine your eligibility to participate, including the account number(s) and names in which your accounts are registered at the time of purchase. In addition, the Fund or its agent may request account statements if it is unable to verify your account information.

Combined Purchase/Quantity Discount Privilege. When calculating the appropriate sales charge rate, the Fund will, upon written notification at the time of purchase, combine same-day purchases of Class A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to Class A Shares you purchase with a Letter of Intent.

Purchasers Qualifying for Reductions in Initial Sales Charges. Only certain persons or groups are eligible for the reductions in initial sales charges described in the preceding section. These qualified purchasers include the following:

Individuals

- an individual, his or her spouse, or children residing in the same household;

- any trust established exclusively for the benefit of an individual;

Trustees and Fiduciaries

- a trustee or fiduciary purchasing for a single trust, estate or fiduciary account; and

Other Groups

- any organized group of persons, whether or not incorporated, purchasing Fund shares, provided that (i) the organization has been in existence for at least six months; and (ii) the organization has some purpose other than the purchase at a discount of redeemable securities of a registered investment company.

Investors or dealers seeking to qualify orders for a reduced initial sales charge must identify such orders at the time of purchase and, if necessary, support their qualification for the reduced charge with appropriate documentation. Appropriate documentation includes, without limitation, account statements regarding shares of the Fund held in all accounts (e.g., retirement accounts) by the investor, and, if applicable, his or her spouse and children residing in the same household, including accounts at broker-dealers or other financial intermediaries different than the broker-dealer of record for the current purchase of Fund shares. The Distributor reserves the right to determine whether any purchaser is entitled, by virtue of the foregoing, to the reduced initial sales charge. No person or entity may distribute shares of the Fund without payment of the applicable sales charge other than to persons or entities who qualify for a reduction in the sales charge as provided herein.

The Fund does not provide additional information on reduced sales charges on its website because the information is contained in its Prospectus, which will be available on the Fund’s website at www.campbell.com.]

Other Purchase Information

If shares of the Fund are held in a “street name” account with an authorized dealer, all recordkeeping, transaction processing and payments of distributions relating to the beneficial owner’s account will be performed by the authorized dealer, and not by the Fund and its Transfer Agent.  Since the Fund will have no record of the beneficial owner’s transactions, a beneficial owner should contact the authorized dealer to purchase, redeem or exchange shares, to make changes in or give instructions concerning the account or to obtain information about the account.  The transfer of shares in a “street name” account to an account with another dealer or to an account directly with the Fund involves special procedures and will require the beneficial owner to obtain historical purchase information about the shares in the account from the authorized dealer.

Share Class Conversion

Some shareholders may hold shares of the Fund through fee-based programs, often referred to as "wrap accounts," that are managed by investment dealers, financial advisors or other investment professionals (each, a "wrap account intermediary"). A wrap account intermediary may impose eligibility requirements on a shareholder's participation in the fee-based program and ownership of shares through the program, which are additional to the ownership requirements described in the Fund’s Prospectus. Under the terms of its fee-based program, a wrap account intermediary may also be permitted to effect a conversion (sometimes referred to as an "in-kind exchange") of a shareholder's shares in the Fund, including those shares purchased by the shareholder during the shareholder's participation in the program, to a different class of shares of that Fund in situations when the shareholder no longer meets the wrap account intermediary's stated eligibility requirements for the ownership of the class of shares that the shareholder initially purchased. For example, the terms of its fee-based program may permit a wrap account intermediary to effect this type of conversion when a shareholder moves his position in a class of shares of the Fund out of the program that offered that class of shares and into a program or account through which the wrap account intermediary only offers a different class or classes of shares of the Fund. Under other circumstances, a financial intermediary may effect this type of conversion with respect to new clients who held one class of shares of a Fund before becoming a client of the intermediary, and who are eligible for a wrap account through which the intermediary offers a different class of shares of the Fund. Any such conversion by a wrap account intermediary will be made in accordance with the Prospectus of the Fund, and will be made without the imposition by the Fund of any sales load, fee or other charge. The class of shares that a shareholder owns after the conversion may bear higher fees and expenses than the class of shares that the shareholder initially purchased.

If you own shares of the Fund through a fee-based program, you should consult with your wrap account intermediary to determine whether there are any additional eligibility requirements that the wrap account intermediary imposes on your participation in their program and your ownership of the Fund's shares through the program, and whether the wrap account intermediary prescribes any circumstances which may result in the type of share class conversion described herein.

TELEPHONE TRANSACTION PROCEDURES

The Company’s telephone transaction procedures include the following measures: (1) requiring the appropriate telephone transaction privilege forms; (2) requiring the caller to provide the names of the account owners, the account social security number and name of the Fund, all of which must match the Company’s records; (3) requiring the Company’s service representative to complete a telephone transaction form, listing all of the above caller identification information; (4) permitting exchanges (if applicable) only if the two account registrations are identical; (5) requiring that redemption proceeds be sent only by check to the account owners of record at the address of record, or by electronic funds transfer through the ACH network or wire only to the owners of record at the bank account of record; (6) sending a written confirmation for each telephone transaction to the owners of record at the address of record within five (5) business days of the call; and (7) maintaining tapes of telephone transactions for six months, if the Company elects to record shareholder telephone transactions. For accounts held of record by broker-dealers, financial institutions, securities dealers, financial planners and other industry professionals, additional documentation or information regarding the scope of a caller’s authority is required. Finally, for telephone transactions in accounts held jointly, additional information regarding other account holders is required.

VALUATION OF SHARES

In accordance with procedures adopted by the Board, the NAV per share of the Fund is calculated by determining the value of the net assets attributed to the Fund and dividing by the number of outstanding shares of the Fund. All securities are valued on each Business Day as of the close of regular trading on the NYSE (normally, but not always, 4:00 p.m. Eastern Time) or such other time as the NYSE or National Association of Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the NYSE is open for trading, which is Monday through Friday except for holidays. The NYSE is generally closed on the following holidays: New Year’s Day (observed), Martin Luther King, Jr. Day, Washington’s Birthday (observed), Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the NYSE is stopped at a time other than 4:00 p.m. Eastern Time. The Company reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a NAV other than the Fund’s official closing NAV (as the same may be subsequently adjusted), and to recover amounts from (or distribute amounts to) shareholders based on the official closing NAV. The Company reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Fund may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

The securities of the Fund are valued under the direction of the Fund’s Administrator and under the general supervision of the Board.  Prices are generally determined using readily available market prices.  Subject to the approval of the Board, the Fund may employ outside organizations, which may use a matrix or formula method that takes into consideration market indices, matrices, yield curves and other specific adjustments in determining the approximate market value of portfolio investments.  This may result in the investments being valued at a price that differs from the price that would have been determined had the matrix or formula method not been used.  All cash, receivables, and current payables are carried on the Fund’s books at their face value.  Other assets, if any, are valued at fair value as determined in good faith by the Fund’s Valuation Committee under the direction of the Board.

The procedures used by any pricing service and its valuation results are reviewed by the officers of the Company under the general supervision of the Board.

The Fund may hold portfolio securities that are listed on foreign exchanges.  These securities may trade on weekends or other days when the Fund does not calculate NAV.  As a result, the value of these investments may change on days when you cannot purchase or sell Fund shares.

TAXES

The following summarizes certain additional tax considerations generally affecting the Fund and its shareholders that are not described in the Prospectus. No attempt is made to present a detailed explanation of the tax treatment of the Fund or its shareholders, and the discussions here and in the Prospectus are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisers with specific reference to their own tax situations.

The discussions of the federal tax consequences in the Prospectus and this SAI are based on the Internal Revenue Code (the “Code”) and the regulations issued under it, and court decisions and administrative interpretations, as in effect on the date of this SAI.  Future legislative or administrative changes or court decisions may significantly alter the statements included herein, and any such changes or decisions may be retroactive.

General

The Fund intends to qualify and to continue to qualify as a regulated investment company under Subchapter M of Subtitle A, Chapter 1, of the Code. As such, the Fund generally will be exempt from federal income tax on its net investment income and realized capital gains that it distributes to shareholders. To qualify for treatment as a regulated investment company, it must meet three important tests each year.

First, the Fund must derive with respect to each taxable year at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies, other income derived with respect to the Fund’s business of investing in stock, securities or currencies, or net income derived from interests in qualified publicly traded partnerships.

Second, generally, at the close of each quarter of the Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers as to which the Fund has not invested more than 5% of the value of its total assets in securities of the issuer and as to which the Fund does not hold more than 10% of the outstanding voting securities of the issuer, and no more than 25% of the value of the Fund’s total assets may be invested in the securities of (1) any one issuer (other than U.S. government securities and securities of other regulated investment companies), (2) two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or (3) one or more qualified publicly traded partnerships.

Third, the Fund must distribute an amount equal to at least the sum of 90% of its investment company taxable income (net investment income and the excess of net short-term capital gain over net long-term capital loss) before taking into account any deduction for dividends paid and 90% of its tax-exempt income, if any, for the year.

The Fund intends to comply with these requirements. If the Fund were to fail to make sufficient distributions, it could be liable for corporate income tax and for excise tax in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If for any taxable year the Fund were not to qualify as a regulated investment company, all its taxable income would be subject to tax at regular corporate rates without any deduction for distributions to shareholders. In that event, shareholders would recognize dividend income on distributions to the extent of the Fund’s current and accumulated earnings and profits, and corporate shareholders could be eligible for the dividends-received deduction.

The Code imposes a nondeductible 4% excise tax on regulated investment companies that fail to distribute each year an amount equal to specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). The Fund intends to make sufficient distributions or deemed distributions each year to avoid liability for this excise tax.

Taxation of Certain Investments

The tax principles applicable to transactions in financial instruments, such as futures contracts and options, that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain. Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.  Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.

In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.

Any annual net profit of the Subsidiary will be recognized as ordinary income by the Fund, but any annual net loss of the Subsidiary will not be recognized and will not carry forward.

State and Local Taxes

Although the Fund expects to qualify as a regulated investment company and to be relieved of all or substantially all federal income taxes, depending upon the extent of its activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located or in which it is otherwise deemed to be conducting business, the Fund may be subject to the tax laws of such states or localities.

ADDITIONAL INFORMATION CONCERNING COMPANY SHARES

The Company has authorized capital of 100 billion shares of common stock at a par value of $0.001 per share. Currently, 87.423 billion shares have been classified into 185 classes, however, the Company only has [46] active share classes that have begun investment operations. Under the Company’s charter, the Board has the power to classify and reclassify any unissued shares of common stock from time to time.

Each share that represents an interest in the Fund has an equal proportionate interest in the assets belonging to the Fund with each other share that represents an interest in the Fund, even where a share has a different class designation than another share representing an interest in the Fund.  Shares of the Company do not have preemptive or conversion rights.  When issued for payment as described in the Prospectus, shares of the Company will be fully paid and non-assessable.

The Company does not currently intend to hold annual meetings of shareholders except as required by the 1940 Act or other applicable law.  The Company’s amended By-Laws provide that shareholders owning at least ten percent of the outstanding shares of all classes of common stock of the Company have the right to call for a meeting of shareholders to consider the removal of one or more directors. To the extent required by law, the Company will assist in shareholder communication in such matters.

Holders of shares of each class of the Company will vote in the aggregate and not by class on all matters, except where otherwise required by law. Further, shareholders of the Company will vote in the aggregate and not by portfolio except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted by the provisions of such Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting securities of each portfolio affected by the matter. Rule 18f-2 further provides that a portfolio shall be deemed to be affected by a matter unless it is clear that the interests of each portfolio in the matter are identical or that the matter does not affect any interest of the portfolio. Under Rule 18f-2 the approval of an investment advisory agreement or distribution agreement or any change in a fundamental investment objective or fundamental investment policy would be effectively acted upon with respect to a portfolio only if approved by the holders of a majority of the outstanding voting securities of such portfolio. However, the Rule also provides that the ratification of the selection of independent public accountants and the election of directors are not subject to the separate voting requirements and may be effectively acted upon by shareholders of an investment company voting without regard to a portfolio.  Shareholders of the Company are entitled to one vote for each full share held (irrespective of class or portfolio) and fractional votes for fractional shares held.  Voting rights are not cumulative and, accordingly, the holders of more than 50% of the aggregate shares of common stock of the Company may elect all of the Directors.

Notwithstanding any provision of Maryland law requiring a greater vote of shares of the Company’s common stock (or of any class voting as a class) in connection with any corporate action, unless otherwise provided by law (for example by Rule 18f-2 discussed above), or by the Company’s Articles of Incorporation and By-Laws, the Company may take or authorize such action upon the favorable vote of the holders of more than 50% of all of the outstanding shares of Common Stock voting without regard to class (or portfolio).

MISCELLANEOUS

Anti-Money Laundering Program

The Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). To ensure compliance with this law, the Fund’s Program provides for the development of internal practices, procedures, and controls, designation of anti-money laundering compliance officers, an ongoing training program, and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that certain of its service providers have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, and conducting a complete and thorough review of all new account applications. The Fund will not transact business with any person or legal entity, and beneficial owners, if applicable, whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

Counsel

The law firm of Drinker Biddle & Reath LLP, One Logan Square, Suite 2000, Philadelphia, Pennsylvania 19103-6996, serves as independent counsel to the Company and the Independent Directors.

Independent Registered Public Accounting Firm

[ ] serves as the Fund’s independent registered public accounting firm, and in that capacity audits the Fund’s financial statements.

[ ] served as the Predecessor Fund’s independent registered public accounting firm.

FINANCIAL STATEMENTS

The audited financial statements and notes thereto in the Predecessor Fund’s Annual Report to Shareholders for the fiscal year ended September 30, 2019 (the “Annual Report”) are incorporated by reference into this SAI. No other parts of the Annual Report are incorporated by reference herein. The financial statements included in the Annual Report have been audited by [ ], the Predecessor Fund’s independent registered public accounting firm, whose report thereon also appears in the Annual Report and is incorporated by reference into this SAI. Such financial statements have been incorporated by reference herein in reliance upon such report given upon their authority as experts in accounting and auditing. Copies of the Annual Report may be obtained at no charge by telephoning [ ] at the telephone number appearing on the front page of this SAI.

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

An S&P Global Ratings short-term issue credit rating is generally assigned to those obligations considered short-term in the relevant market. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:

“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.

“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.

“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.

“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.

“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. A foreign currency rating on an issuer will differ from the local currency rating on it when the obligor has a different capacity to meet its obligations denominated in its local currency, versus obligations denominated in a foreign currency.

Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

“NR” – Is assigned to an unrated issuer.

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-term ratings are assigned to obligations whose initial maturity is viewed as “short-term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets. The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.

“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.

“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

“C” – Securities possess high short-term default risk. Default is a real possibility.

“RD” – Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.

“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Plus (+) or minus (-) – The “F1” rating may be modified by the addition of a plus (+) or minus (-) sign to show the relative status within that major rating category.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The R-1 and R-2 rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.

The following summarizes the ratings used by DBRS for commercial paper and short-term debt:

“R-1 (high)” - Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.

“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.

“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.

“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.

“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.

“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.

“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.

“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.

“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Long-Term Credit Ratings

The following summarizes the ratings used by S&P Global Ratings for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.

“BB,” “B,” “CCC,” “CC” and “C” – Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.

“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.

“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.

Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

“NR” – This indicates that a rating has not been assigned, or is no longer assigned.

Local Currency and Foreign Currency Risks - S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.

Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more. Such ratings reflect both on the likelihood of default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.

“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.

“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.

“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.

“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.

“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.

“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.

“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

“NR” – Is assigned to unrated obligations.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.

“BB” – Securities considered to be speculative. “BB” ratings indicate that there is an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.

“CCC” – A “CCC” rating indicates that substantial credit risk is present.

“CC” – A “CC” rating indicates very high levels of credit risk.

“C” – A “C” rating indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “CCC” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” obligation rating category, or to corporate finance obligation ratings in the categories below “CCC”.

“NR” – Is assigned to an unrated issue of a rated issuer.

The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of claims. All rating categories other than AAA and D also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.

“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.

“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.

“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.

“BB” – Long-term debt rated “BB” is of speculative, non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.

“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.

“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.

“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.

Municipal Note Ratings

An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:

●	Amortization schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

●	Source of payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Municipal Short-Term Note rating symbols are as follows:

“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.

“D” – This rating is assigned upon failure to pay the note when due, completion of a distressed exchange offer, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.

Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to five years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3” while speculative grade short-term obligations are designated “SG”. The following summarizes the ratings used by Moody’s for short-term municipal obligations:

“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

“NR” – Is assigned to an unrated obligation.

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned: a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade or “VMIG” scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.

“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

“NR” – Is assigned to an unrated obligation.

About Credit Ratings

An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Ratings assigned on Moody’s global long-term and short-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities.

Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance, and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.

Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, security and/or obligation. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers, entities, securities and/or obligations can change. Credit ratings are also based on approved and applicable Methodologies (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.

Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.

The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although, DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.

DBRS uses rating symbols as a concise method of expressing its opinion to the market, but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.

THE RBB FUND, INC.

PEA 254/257

PART C: OTHER INFORMATION

Item 28.	EXHIBITS

(a)		Articles of Incorporation.

	(1)	Articles of Incorporation of Registrant are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(2)	Articles Supplementary of Registrant are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(3)	Articles of Amendment to Articles of Incorporation of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(4)	Articles Supplementary of Registrant are incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(5)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 3 to the Registrant’s Registration Statement (No. 33-20827) filed on April 27, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(6)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 4 to the Registrant’s Registration Statement (No. 33-20827) filed on May 1, 1990, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(7)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(8)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 8 to the Registrant’s Registration Statement (No. 33-20827) filed on October 22, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(9)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(10)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 13 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1993, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(11)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(12)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(13)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(14)

Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 22 to the Registrant’s Registration Statement (No. 33-20827) filed on December 19, 1994, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(15)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 27 to the Registrant’s Registration Statement (No. 33-20827) filed on March 31, 1995.

(16)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 34 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 1996.

(17)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement (No. 33-20827) filed on October 11, 1996.

(18)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

(19)

Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(20)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(21)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(22)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(23)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(24)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(25)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(26)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 69 to the Registrant’s Registration Statement (No. 33-20827) filed on November 29, 1999.

(27)

Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(28)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(29)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(30)

Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 71 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2000.

(31)	Articles Supplementary of Registrant are incorporated herein by reference to Post-Effective Amendment No. 73 to the Registrant’s Registration Statement (No. 33-20827) filed on March 15, 2001.

(32)

Articles of Amendment to Charter of the Registrant (Boston Partners Bond Fund – Institutional Class and Boston Partners Bond Fund – Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(33)	Articles Supplementary of Registrant (Boston Partners All-Cap Value Fund – Institutional Class and Boston Partners Bond Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 77 to the Registrant’s Registration Statement (No. 33-20827) filed on May 15, 2002.

(34)

Articles Supplementary of Registrant (Schneider Value Fund) are incorporated herein by reference to Post-Effective Amendment No. 78 to the Registrant’s Registration Statement (No. 33-20827) filed on May 16, 2002.

(35)

Articles Supplementary of Registrant (Institutional Liquidity Fund for Credit Unions and Liquidity Fund for Credit Union Members) are incorporated herein by reference to Post-Effective Amendment No. 84 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2003.

(36)

Articles of Amendment to Charter of the Registrant are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2004.

(37)

Articles Supplementary of Registrant (Robeco WPG Core Bond Fund – Investor Class, Robeco WPG Core Bond Fund – Institutional Class, Robeco WPG Tudor Fund – Institutional Class, Robeco WPG Large Cap Growth Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 93 to the Registrant’s Registration Statement (No. 33-20827) filed on March 4, 2005.

(38)	Certificate of Correction of Registrant is incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2005.

(39)

Articles Supplementary of Registrant (Robeco WPG Core Bond Fund – Investor Class, Robeco WPG Core Bond Fund – Institutional Class, Robeco WPG Tudor Fund – Institutional Class, Robeco WPG 130/30 Large Cap Core Fund f/k/a Robeco WPG Large Cap Growth Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 95 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2005.

(40)

Articles Supplementary of Registrant (Senbanc Fund) are incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(41)

Articles of Amendment of Registrant (Robeco WPG Core Bond Fund – Retirement Class) are incorporated herein by reference to Post-Effective Amendment No. 97 to the Registrant’s Registration Statement (No. 33-20827) filed on August 19, 2005.

(42)

Articles Supplementary of Registrant (Robeco WPG Core Bond Fund – Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 99 to the Registrant’s Registration Statement (No. 33-20827) filed on September 27, 2005.

(43)

Articles Supplementary of Registrant (Bear Stearns CUFS MLP Mortgage Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 104 to the Registrant’s Registration Statement (No. 33-20827) filed on July 18, 2006.

(44)

Articles of Amendment to Charter of the Registrant (Bear Stearns CUFS MLP Mortgage Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 108 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 2006.

(45)	Articles Supplementary of Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 109 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2006.

(46)

Articles Supplementary of Registrant (Marvin & Palmer Large Cap Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 109 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2006.

(47)

Articles of Amendment to Charter of the Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2007.

(48)

Articles Supplementary of Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 111 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2007.

(49)

Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(50)

Articles Supplementary of Registrant (Robeco WPG 130/30 Large Cap Core Fund – Investor Class) are incorporated herein by reference to Post-Effective Amendment No. 113 to the Registrant’s Registration Statement (No. 33-20827) filed on July 13, 2007.

(51)

Articles Supplementary of Registrant (SAM Sustainable Water Fund, SAM Sustainable Climate Fund) are incorporated herein by reference to Post-Effective Amendment No. 114 to the Registrant’s Registration Statement (No. 33-20827) filed on July 17, 2007.

(52)

Articles of Amendment of Registrant (Robeco WPG 130/30 Large Cap Core Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 116 to the Registrant’s Registration Statement (No. 33-20827) filed on September 4, 2007.

(53)

Articles Supplementary of Registrant (Bear Stearns Multifactor 130/30 US Core Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 123 to the Registrant’s Registration Statement (No. 33-20827) filed on December 17, 2007.

(54)

Articles of Amendment to Charter of the Registrant (Bear Stearns Ultra Short Income Fund f/k/a Bear Stearns Enhanced Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 124 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2007.

(55)

Articles Supplementary of Registrant (SAM Sustainable Global Active Fund, SAM Sustainable Themes Fund) are incorporated herein by reference to Post-Effective Amendment No. 128 to the Registrant’s Registration Statement (No. 33-20827) filed on April 23, 2009.

(56)

Articles Supplementary of Registrant (Perimeter Small Cap Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement (No. 33-20827) filed on July 2, 2009.

(57)	Articles Supplementary of Registrant (S1 Fund) are incorporated herein by reference to Post-Effective Amendment No. 135 to Registrant’s Registration Statement (No. 33-20827) filed on July 19, 2010.

(58)

Articles Supplementary of Registrant (Robeco Boston Partners Long/Short Research Fund) are incorporated herein by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement (No. 33-20827) filed on August 4, 2010.

(59)

Articles of Amendment of Registrant (Robeco WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Small Cap Value Fund) are incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

(60)

Articles Supplementary of Registrant (Robeco Boston Partners Global Equity Fund and Robeco Boston Partners International Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(61)

Articles Supplementary of Registrant (Summit Global Investments U.S. Low Volatility Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 144 to the Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

(62)

Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 149 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2012.

(63)

Articles Supplementary of Registrant (Robeco Boston Partners Global Long/Short Fund) are incorporated herein by reference to Post-Effective Amendment No. 152 to the Registrant’s Registration Statement (No. 33-20827) filed on March 29, 2013.

(64)

Articles Supplementary of Registrant (Robeco Boston Partners Long/Short Research Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(65)

Articles Supplementary of Registrant (Matson Money U.S. Equity VI Portfolio, Matson Money International VI Equity Portfolio, Matson Money Fixed Income VI Portfolio) are incorporated herein by reference to Post-Effective Amendment No. 159 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2013.

(66)

Articles Supplementary of Registrant (Scotia Dynamic U.S. Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 161 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2013.

(67)

Articles Supplementary of Registrant (Robeco Boston Partners Long/Short Research Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(68)

Articles Supplementary of Registrant (Abbey Capital Futures Strategy Fund and Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) are incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(69)	Articles Supplementary of Registrant (Campbell Core Trend Fund) are incorporated herein by reference to Post-Effective Amendment No. 171 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2014.

(70)

Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2014.

(71)

Articles Supplementary of Registrant (Boston Partners Investment Funds) are incorporated herein by reference to Post-Effective Amendment No. 174 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2014.

(72)

Articles Supplementary of Registrant (Boston Partners Emerging Markets Long/Short Fund) are incorporated herein by reference to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2015

(73)

Articles Supplementary of Registrant (Campbell Core Carry Fund) are incorporated herein by reference to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2015.

(74)

Articles Supplementary of Registrant (Boston Partners Alpha Blue Dynamic Equity Fund) are incorporated herein by reference to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2015.

(75)

Articles Supplementary of Registrant (Summit Global Investments U.S. Low Volatility Equity Fund – Class C) are incorporated herein by reference to Post-Effective Amendment No. 184 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2015.

(76)

Articles Supplementary of Registrant (Boston Partners Long/Short Research Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 187 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2015.

(77)

Articles Supplementary of Registrant (Summit Global Investments Small Cap Low Volatility Fund) are incorporated herein by reference to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement (No. 33-20827) filed on March 30, 2016.

(78)

Articles Supplementary of Registrant (Fasanara Capital Absolute Return Multi-Asset Fund) are incorporated herein by reference to Post-Effective Amendment No. 198 to the Registrant’s Registration Statement (No. 33-20827) filed on April 29, 2016.

(79)

Articles of Amendment of Registrant (Campbell Dynamic Trend Fund f/k/a Campbell Core Trend Fund) are incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(80)

Articles Supplementary of Registrant (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund), MFAM Small-Mid Cap Growth Fund (f/k/a Motley Fool Great America Fund), and MFAM Emerging Markets Fund (f/k/a Motley Fool Epic Voyage Fund)) are incorporated herein by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2016.

(81)	Articles of Amendment of Registrant (MFAM Emerging Markets Fund (f/k/a Motley Fool Epic Voyage Fund) are incorporated herein by reference to Post-Effective Amendment No. 212 to the Registrant’s Registration Statement (No. 33-20827) filed on February 28, 2017.

(82)

Articles Supplementary of Registrant (Orinda Income Opportunities Fund) are incorporated herein by reference to Post-Effective Amendment No. 216 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 2017.

(83)

Articles Supplementary of Registrant (Abbey Capital Futures Strategy Fund — Class T) are incorporated herein by reference to Post-Effective Amendment No. 216 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 2017.

(84)

Articles Supplementary of Registrant (Campbell Managed Futures 10V Fund) are incorporated herein by reference to Post-Effective Amendment No. 224 to the Registrant’s Registration Statement (No. 33-20827) filed on July 28, 2017.

(85)

Articles Supplementary of Registrant (Boston Partners Emerging Markets Fund) are incorporated herein by reference to Post-Effective Amendment No. 226 to the Registrant’s Registration Statement (No. 33-20827) filed on August 23, 2017.

(86)

Articles Supplementary of Registrant (Motley Fool 100 Index ETF) are incorporated herein by reference to Post-Effective Amendment No. 235 to the Registrant’s Registration Statement (No. 33-20827) filed on January 19, 2018.

(87)

Articles Supplementary of Registrant (Abbey Capital Futures Strategy Fund – Class I) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(88)

Articles Supplementary of Registrant (Boston Partners Global Long/Short Fund – Institutional Class) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(89)

Articles Supplementary of Registrant (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(90)

Articles Supplementary of Registrant (Aquarius International Fund) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(91)

Articles Supplementary of Registrant (Abbey Capital Multi Asset Fund) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(92)

Articles of Amendment of Registrant (Summit Global Investments Global Low Volatility Fund (f/k/a Dynamic U.S. Growth Fund)) are incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

(93)

Articles of Amendment of Registrant (Summit Global Investments Global Low Volatility Fund) are incorporated herein by reference to Post-Effective Amendment No. 242 to the Registrant’s Registration Statement (No. 33-20827) filed on March 19, 2018.

(94)	Articles of Amendment of Registrant (Summit Global Investments Small Cap Low Volatility Fund) are incorporated herein by reference to Post-Effective Amendment No. 242 to the Registrant’s Registration Statement (No. 33-20827) filed on March 19, 2018.

(95)

Articles of Amendment of Registrant (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) are incorporated herein by reference to Post-Effective Amendment No. 242 to the Registrant’s Registration Statement (No. 33-20827) filed on March 19, 2018.

(96)

Articles of Amendment of Registrant (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund) and MFAM Small-Mid Cap Growth Fund (f/k/a Motley Fool Great America Fund)) are incorporated herein by reference to Post-Effective Amendment No. 242 to the Registrant’s Registration Statement (No. 33-20827) filed on March 19, 2018.

(97)

Articles Supplementary of Registrant (MFAM Small-Cap Growth ETF (f/k/a Motley Fool Small-Cap Growth ETF)) are incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(98)

Articles Supplementary of Registrant (Motley Fool Innovation ETF) are incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(99)

Articles of Amendment of Registrant (MFAM Global Opportunities Fund, MFAM Small-Mid Cap Growth Fund, MFAM Emerging Markets Fund and MFAM Small-Cap Growth ETF) are incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

	(100)	Articles of Amendment of Registrant (MFAM Mid-Cap Growth Fund (f/k/a MFAM Small-Mid Cap Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(101)

Articles Supplementary of Registrant (Boston Partners Global Equity Advantage Fund) are incorporated herein by reference to Post-Effective Amendment No. 254 to the Registrant’s Registration Statement under the Investment Company Act of 1940 (No. 811-05518) filed on May 21, 2019.

(102)

Articles Supplementary of Registrant (Campbell Advantage Fund) are incorporated herein by reference to Post-Effective Amendment No. 254 to the Registrant’s Registration Statement under the Investment Company Act of 1940 (No. 811-05518) filed on May 21, 2019.

	(103)	Articles of Amendment of Registrant (SGI U.S. Large Cap Equity Fund, (f/k/a Summit Global Investments U.S. Low Volatility Equity Fund), SGI Global Equity Fund (f/k/a Summit Global Investments Global Low Volatility Fund), and SGI U.S. Small Cap Equity Fund (f/k/a Summit Global Investments Small Cap Low Volatility Fund)) are incorporated herein by reference to Post-Effective Amendment No. 254 to the Registrant’s Registration Statement under the Investment Company Act of 1940 (No. 811-05518) filed on May 21, 2019.

	(104)	Articles of Amendment of Registrant (Campbell Systematic Macro Fund (f/k/a Campbell Managed Futures 10V Fund)) is filed herewith.

(b)		By-Laws.

	(1)	By-Laws, as amended, are incorporated herein by reference to Post-Effective Amendment No. 143 to the Registrant’s Registration Statement (No. 33-20827) filed on October 28, 2011.

(c)		Instruments Defining Rights of Security Holders.

(1)

See Articles VI, VII, VIII, IX and XI of Registrant’s Articles of Incorporation dated February 17, 1988 which are incorporated herein by reference to Registrant’s Registration Statement (No. 33-20827) filed on March 24, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(2)

See Articles II, III, VI, XIII, and XIV of Registrant’s By-Laws as amended through August 25, 2004, which are incorporated herein by reference to Post-Effective Amendment No. 89 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2004.

(d)		Investment Advisory Contracts.

(1)

Investment Advisory Agreement (Schneider Small Cap Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(2)

Investment Advisory Agreement (Bogle Investment Management Small Cap Growth Fund) between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(3)

Investment Advisory Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund, Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 125 to the Registrant’s Registration Statement (No. 33-20827) filed on February 27, 2008.

	(4)	Amendment No. 1 to the Investment Advisory Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(5)

Contractual Fee Waiver Agreement (Schneider Small Cap Value Fund) between Registrant and Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(6)

Contractual Fee Waiver Agreement (Boston Partners Investment Funds) between Registrant and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(7)

Investment Advisory Agreement (SGI U.S. Large Cap Equity Fund, f/k/a Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(8)

Contractual Fee Waiver Agreement (SGI U.S. Large Cap Equity Fund, f/k/a Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(9)

Investment Advisory Agreement (Boston Partners Investment Funds) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(10)

Addendum No. 1 to Investment Advisory Agreement (Robeco Boston Partners Global Long/Short Fund) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(11)

Investment Advisory Agreement (SGI Global Equity Fund, f/k/a Summit Global Investments Global Low Volatility Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(12)

Contractual Fee Waiver Agreement (SGI Global Equity Fund, f/k/a Summit Global Investments Global Low Volatility Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(13)

Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(14)	Amended and Restated Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Abbey Capital Offshore Fund SPC (f/k/a Abbey Capital Offshore Fund Limited) and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(15)	Reserved.

(16)

Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Cantab Capital Partners, LLP is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(17)

Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Eclipse Capital Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(18)

Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Graham Capital Management, LP is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(19)

Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and P/E Global, LLC is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(20)

Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Revolution Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(21)

Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Trigon Investment Advisors LLC is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(22)

Addendum No. 2 to Investment Advisory Agreement (Robeco WPG Small/Micro Cap Fund) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(23)	Investment Advisory Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) between Registrant and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(24)	Reserved.

(25)

Investment Advisory Agreement (Campbell Dynamic Trend Fund, f/k/a Campbell Core Trend Fund) between Registrant and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(26)

Investment Advisory Agreement (Campbell Dynamic Trend Fund, f/k/a Campbell Core Trend Fund) between Campbell Core Offshore Limited and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(27)

Sub-Advisory Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) among Registrant, Altair Advisers LLC and Aperio Group, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(28)

Investment Sub-Advisory Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) among Registrant, Altair Advisers LLC and Driehaus Capital Management LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(29)

Investment Sub-Advisory Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) among Registrant, Altair Advisers LLC and Granite Investment Partners, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(30)

Investment Sub-Advisory Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) among Registrant, Altair Advisers LLC and Pacific Ridge Capital Partners, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(31)

Sub-Advisory Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) among Registrant, Altair Advisers LLC and Pier Capital, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(32)

Investment Sub-Advisory Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) among Registrant, Altair Advisers LLC and River Road Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(33)

Form of Addendum No. 3 to Investment Advisory Agreement (Boston Partners Emerging Markets Long/Short Fund) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 180 to the Registrant’s Registration Statement (No. 33-20827) filed on August 14, 2015.

(34)	Investment Advisory Agreement (SGI U.S. Small Cap Equity Fund, f/k/a Summit Global Investments Small Cap Low Volatility Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(35)

Contractual Fee Waiver (SGI U.S. Small Cap Equity Fund, f/k/a Summit Global Investments Small Cap Low Volatility Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(36)

Contractual Fee Waiver (Bogle Investment Management Small Cap Growth Fund) between Registrant and Bogle Investment Management is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(37)

Contractual Fee Waiver (Campbell Dynamic Trend Fund) between Registrant and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(38)	Reserved.

(39)

Form of Investment Advisory Agreement (Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio) between Registrant and Matson Money, Inc. is incorporated herein by reference to Post-Effective Amendment No. 159 to the Registrant’s Registration Statement (No. 33-20827) filed on December 20, 2013.

(40)

Contractual Fee Waiver (Matson Money U.S. Equity VI Portfolio, Matson Money International Equity VI Portfolio, and Matson Money Fixed Income VI Portfolio) between Registrant and Matson Money Inc. is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(41)

Addendum No. 4 to Investment Advisory Agreement (Boston Partners All-Cap Value Fund) between Registrant and Boston Partners Global Investors, Inc. (f/k/a Robeco Investment Management, Inc.) is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(42)

First Amendment to Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 216 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 2017.

(43)

Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Aspect Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(44)	Investment Advisory Agreement (Orinda Income Opportunities Fund) between Registrant and Orinda Asset Management LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(45)

Expense Limitation and Reimbursement Agreement (Orinda Income Opportunities Fund) between Registrant and Orinda Asset Management LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(46)	Form of Investment Advisory Agreement (Campbell Systematic Macro Fund) between Registrant and Campbell & Company Investment Adviser LLC is filed herewith.

(47)	Form of Investment Advisory Agreement (Campbell Systematic Macro Fund) between Campbell Systematic Macro Offshore Limited and Campbell & Company Investment Adviser LLC is filed herewith.

(48)	Expense Limitation and Reimbursement Agreement (Campbell Systematic Macro Fund) between Registrant and Campbell & Company Investment Adviser LLC will be filed by amendment.

(49)

Addendum No. 5 to Investment Advisory Agreement (Boston Partners Emerging Markets Fund) between Registrant and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(50)	Reserved.

(51)

Investment Advisory Agreement (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund), MFAM Mid-Cap Growth Fund (f/k/a Motley Fool Great America Fund), and MFAM Emerging Markets Fund (f/k/a Motley Fool Epic Voyage Fund)) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(52)

Expense Limitation and Reimbursement Agreement (MFAM Global Opportunities Fund, MFAM Mid-Cap Growth Fund (f/k/a MFAM Small-Mid Cap Growth Fund), and MFAM Emerging Markets Fund) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(53)

Contractual Fee Waiver (Abbey Capital Futures Strategy Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(54)

Investment Advisory Agreement (Motley Fool 100 Index ETF) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(55)

Investment Advisory Agreement (Aquarius International Fund) between Registrant and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(56)

Sub-Advisory Agreement (Aquarius International Fund) among Registrant, Altair Advisers LLC and Aperio Group, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(57)

Sub-Advisory Agreement (Aquarius International Fund) among Registrant, Altair Advisers LLC and Driehaus Capital Management LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(58)

Sub-Advisory Agreement (Aquarius International Fund) among Registrant, Altair Advisers LLC and Mawer Investment Management Ltd. is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(59)

Investment Sub-Advisory Agreement (Aquarius International Fund) among Registrant, Altair Advisers LLC and Setanta Asset Management Limited is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(60)

Form of Investment Advisory Agreement (Abbey Capital Multi Asset Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 233 to the Registrant’s Registration Statement (No. 33-20827) filed on January 10, 2018.

(61)

Form of Investment Advisory Agreement (Abbey Capital Multi Asset Fund) between ACMAF Offshore Fund Limited and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 233 to the Registrant’s Registration Statement (No. 33-20827) filed on January 10, 2018.

(62)

Form of Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, ACMAF Offshore Fund Limited and Aspect Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 233 to the Registrant’s Registration Statement (No. 33-20827) filed on January 10, 2018.

(63)	Form of Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, ACMAF Offshore Fund Limited and Eclipse Capital Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 233 to the Registrant’s Registration Statement (No. 33-20827) filed on January 10, 2018.

(64)

Form of Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, ACMAF Offshore Fund Limited and Revolution Capital Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 233 to the Registrant’s Registration Statement (No. 33-20827) filed on January 10, 2018.

(65)

Form of Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, ACMAF Offshore Fund Limited and Welton Investment Partners LLC is incorporated herein by reference to Post-Effective Amendment No. 233 to the Registrant’s Registration Statement (No. 33-20827) filed on January 10, 2018.

(66)

Contractual Fee Waiver (Abbey Capital Multi Asset Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(67)

Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Welton Investment Partners LLC is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(68)

Amendment No. 2 to the Investment Advisory Agreement (Free Market U.S. Equity Fund, Free Market International Equity Fund and Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(69)

Form of Trading Advisory Agreement (Abbey Capital Multi Asset Fund) among Registrant, Abbey Capital Limited, Abbey Capital Multi Asset Offshore Fund Limited and Tudor Investment Corporation is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

(70)

Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Tudor Investment Corporation is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

(71)	Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Abbey Capital Onshore Series LLC and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

	(72)	Investment Advisory Agreement (Abbey Capital Futures Strategy Fund) between Abbey Capital Master Offshore Fund Limited and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

	(73)	Investment Advisory Agreement (MFAM Small-Cap Growth ETF (f/k/a Motley Fool Small Cap Growth ETF)) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

	(74)	Trading Advisory Agreement (Abbey Capital Futures Strategy Fund) among Abbey Capital Onshore Series LLC, Abbey Capital Limited, Abbey Capital Offshore Fund SPC and Episteme Capital Partners (UK) LLP is incorporated herein by reference to Post-Effective Amendment No. 252 to the Registrant’s Registration Statement (No. 33-20827) filed on May 22, 2019.

	(75)	Investment Co-Advisory Agreement (Boston Partners Global Equity Advantage Fund) among Registrant, Boston Partners Global Investors, Inc., and Campbell & Company Investment Adviser LLC is filed herewith.

	(76)	Expense Limitation and Reimbursement Agreement (Boston Partners Global Equity Advantage Fund) among Registrant, Boston Partners Global Investors, Inc., and Campbell & Company Investment Adviser LLC is filed herewith.

	(77)	Investment Advisory Agreement (Campbell Advantage Fund) between Registrant and Campbell & Company Investment Adviser LLC is filed herewith.

	(78)	Investment Advisory Agreement (Campbell Advantage Fund) between Campbell Advantage Offshore Limited and Campbell & Company Investment Adviser LLC is filed herewith.

	(79)	Addendum No. 6 to Investment Advisory Agreement (Boston Partners Small Cap Value Fund II and Boston Partners Emerging Markets Long/Short Fund) will be filed by amendment.

(e)		Underwriting Contracts.

	(1)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Abbey Capital Limited dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

	(2)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Altair Advisers LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

	(3)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Bogle Investment Management, L.P. dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

	(4)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Boston Partners Global Investors, Inc. dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(5)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Campbell & Company Investment Adviser LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(6)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Matson Money, Inc. dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(7)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Schneider Capital Management Company dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(8)	Distribution Agreement between Registrant, Quasar Distributors, LLC, and Summit Global Investments, LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(9)	Distribution Agreement (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund), MFAM Mid-Cap Growth Fund (f/k/a Motley Fool Great America Fund), and MFAM Emerging Markets Fund (f/k/a Motley Fool Epic Voyage Fund)) between Registrant and Foreside Funds Distributors LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(10)	Distribution Agreement (Orinda Income Opportunities Fund) between Registrant, Quasar Distributors, LLC, and Orinda Asset Management LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(11)	Amendment to the Distribution Agreement (Campbell Systematic Macro Fund (f/k/a Campbell Managed Futures 10V Fund)) between Registrant, Quasar Distributors, LLC, and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 224 to the Registrant’s Registration Statement (No. 33-20827) filed on July 28, 2017.

(12)	Amendment to the Distribution Agreement between Registrant, Quasar Distributors, LLC, and Boston Partners Global Investors, Inc. dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(13)	Amendment to Distribution Agreement between Registrant, Quasar Distributors, LLC, and Abbey Capital Limited dated July 11, 2017 is incorporated herein by reference to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2017.

(14)	ETF Distribution Agreement (Motley Fool 100 Index ETF) between Registrant, Quasar Distributors, LLC, and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(15)	Form of Amendment to the Distribution Agreement (Aquarius International Fund) between Registrant, Quasar Distributors, LLC, and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 238 to the Registrant’s Registration Statement (No. 33-20827) filed on February 21, 2018.

	(16)	Amendment to Distribution Agreement (Abbey Capital Multi-Asset Fund) between Registrant, Quasar Distributors, LLC and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

	(17)	First Amendment to the ETF Distribution Agreement (MFAM Small-Cap Growth ETF (f/k/a Motley Fool Small-Cap Growth ETF)) between Registrant, Quasar Distributors, LLC and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

	(18)	Amendment to Distribution Agreement (Boston Partners Global Equity Advantage Fund) between Registrant, Quasar Distributors, LLC, and Boston Partners Global Investors, Inc. is filed herewith.

(f)		Bonus or Profit Sharing Contracts.

	(1)	Form of Deferred Compensation Plan is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

	(2)	Form of Deferred Compensation Agreement is incorporated herein by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(g)		Custodian Agreements.

	(1)	Custody Agreement between Registrant and U.S. Bank National Association dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

	(2)	First Amendment dated June 30, 2016 to the Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

	(3)	Addendum to Custody Agreement dated January 5, 2017 is incorporated herein by reference to Post-Effective Amendment No. 216 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 2017.

	(4)	Second Amendment dated May 1, 2017 to the Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

	(5)	Form of Amendment to the Custody Agreement between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 224 to the Registrant’s Registration Statement (No. 33-20827) filed on July 28, 2017.

	(6)	Third Amendment to the Custody Agreement (Boston Partners Investment Funds) between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

	(7)	Fourth Amendment to the Custody Agreement (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund), MFAM Mid-Cap Growth Fund (f/k/a Motley Fool Great America Fund), and MFAM Emerging Markets Fund (f/k/a Motley Fool Emerging Markets Fund)) between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

	(8)	ETF Custody Agreement (Motley Fool 100 Index ETF) between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

	(9)	Fifth Amendment to the Custody Agreement (Aquarius International Fund) between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

	(10)	Amendment to the Custody Agreement (Abbey Capital Multi Asset Fund) between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

	(11)	Seventh Amendment to the Custody Agreement between Registrant and U.S. Bank National Association dated July 17, 2018 is incorporated herein by reference to Post-Effective Amendment No. 246 to the Registrant’s Registration Statement (No. 33-20827) filed on August 9, 2018.

	(12)	First Amendment to the ETF Custody Agreement (MFAM Small-Cap Growth ETF (f/k/a Motley Fool Small-Cap Growth ETF)) between Registrant and U.S. Bank National Association is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

	(13)	Amendment to Custody Agreement (Boston Partners Global Equity Advantage Fund) between Registrant and U.S. Bank National Association is filed herewith.

	(14)	Amendment to Custody Agreement (Campbell Advantage Fund) between Registrant and U.S. Bank National Association is filed herewith.

(h)		Other Material Contracts.

	(1)	Non 12b-1 Shareholder Services Plan and Agreement (Bogle Investment Management Small Cap Growth - Investor Shares) is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

	(2)	Non-12b-1 Shareholder Services Plan and Related Form of Shareholder Servicing Agreement (Robeco WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Tudor Fund – Institutional Class) is incorporated herein by reference to Post-Effective Amendment No. 100 to the Registrant’s Registration Statement (No. 33-20827) filed on November 25, 2005.

	(3)	Services Plan for Class I Shares and Form of Servicing Agreement (SGI Global Equity Fund, f/k/a Summit Global Investments Global Low Volatility Fund, f/k/a Scotia Dynamic U.S. Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 161 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2013.

(4)	Services Plan for Class II Shares and Form of Servicing Agreement (SGI Global Equity Fund, f/k/a Summit Global Investments Global Low Volatility Fund, f/k/a Scotia Dynamic U.S. Growth Fund) are incorporated herein by reference to Post-Effective Amendment No. 161 to the Registrant’s Registration Statement (No. 33-20827) filed on December 27, 2013.

(5)	Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(6)	First Amendment to the Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(7)	Second Amendment to the Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(8)	Form of Amendment to the Fund Accounting Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 224 to the Registrant’s Registration Statement (No. 33-20827) filed on July 28, 2017.

(9)	Third Amendment to the Fund Accounting Servicing Agreement (Boston Partners Investment Funds) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(10)	Fourth Amendment to the Fund Accounting Servicing Agreement (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund), MFAM Mid-Cap Growth Fund (f/k/a Motley Fool Great America Fund), and MFAM Emerging Markets Fund (f/k/a Motley Fool Emerging Markets Fund)) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(11)	ETF Fund Accounting Servicing Agreement (Motley Fool 100 Index ETF) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(12)	Fifth Amendment to the Fund Accounting Servicing Agreement (Aquarius International Fund) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(13)	Amendment to the Fund Accounting Servicing Agreement (Abbey Capital Multi Asset Fund) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

(14)	First Amendment to the ETF Fund Accounting Servicing Agreement (MFAM Small-Cap Growth ETF (f/k/a Motley Fool Small-Cap Growth ETF)) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(15)	Reserved.

(16)	Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(17)	First Amendment to the Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(18)	Second Amendment to the Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(19)	Third Amendment to the Fund Administration Servicing Agreement (Boston Partners Investment Funds) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(20)	Fourth Amendment to the Fund Administration Servicing Agreement (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund), MFAM Mid-Cap Growth Fund (f/k/a Motley Fool Great America Fund), and MFAM Emerging Markets Fund (f/k/a Motley Fool Emerging Markets Fund)) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(21)	Form of Amendment to the Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 224 to the Registrant’s Registration Statement (No. 33-20827) filed on July 28, 2017.

(22)	ETF Fund Administration Servicing Agreement (Motley Fool 100 Index ETF) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(23)	Fifth Amendment to the Fund Administration Servicing Agreement (Aquarius International Fund) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(24)	Amendment to the Fund Administration Servicing Agreement (Abbey Capital Multi Asset Fund) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

(25)	Addendum to the Fund Administration Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 246 to the Registrant’s Registration Statement (No. 33-20827) filed on August 9, 2018.

(26)	First Amendment to the ETF Fund Administration Servicing Agreement (MFAM Small-Cap Growth ETF (f/k/a Motley Fool Small-Cap Growth ETF)) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(27)	Reserved.

(28)	Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC dated June 30, 2016 is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(29)	First Amendment to the Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 207 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2016.

(30)	Second Amendment to the Transfer Agent Servicing Agreement (Orinda Income Opportunities Funds) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(31)	Form of Amendment to the Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 224 to the Registrant’s Registration Statement (No. 33-20827) filed on July 28, 2017.

(32)	Third Amendment to the Transfer Agent Servicing Agreement between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(33)	Fourth Amendment to the Transfer Agent Servicing Agreement (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund), MFAM Mid-Cap Growth Fund (f/k/a Motley Fool Great America Fund), and MFAM Emerging Markets Fund (f/k/a Motley Fool Emerging Markets Fund)) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(34)	ETF Transfer Agent Servicing Agreement (Motley Fool 100 Index ETF) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 251 to the Registrant’s Registration Statement (No. 33-20827) filed on March 8, 2019.

(35)	Fifth Amendment to the Transfer Agent Servicing Agreement (Aquarius International Fund) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(36)	Amendment to the Transfer Agent Servicing Agreement (Abbey Capital Multi Asset Fund) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

(37)	Seventh Amendment to the Fund Accounting Servicing Agreement (Abbey Capital Onshore Series LLC and Abbey Capital Offshore Fund SPC) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

	(38)	Seventh Amendment to the Fund Administration Servicing Agreement (Abbey Capital Onshore Series LLC and Abbey Capital Offshore Fund SPC) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

	(39)	First Amendment to the ETF Transfer Agent Servicing Agreement (MFAM Small-Cap Growth ETF (f/k/a Motley Fool Small-Cap Growth ETF)) between Registrant and U.S. Bancorp Fund Services, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

	(40)	Amendment to Fund Accounting Servicing Agreement (Boston Partners Global Equity Advantage Fund) between Registrant and U.S. Bancorp Fund Services, LLC is filed herewith.

	(41)	Amendment to Fund Administration Servicing Agreement (Boston Partners Global Equity Advantage Fund) between Registrant and U.S. Bancorp Fund Services, LLC is filed herewith.

	(42)	Amendment to Transfer Agent Servicing Agreement (Boston Partners Global Equity Advantage Fund) between Registrant and U.S. Bancorp Fund Services, LLC is filed herewith.

	(43)	Amendment to Fund Accounting Servicing Agreement (Campbell Advantage Fund) between Registrant and U.S. Bancorp Fund Services, LLC is filed herewith.

	(44)	Amendment to Fund Administration Servicing Agreement (Campbell Advantage Fund) between Registrant and U.S. Bancorp Fund Services, LLC is filed herewith.

	(45)	Amendment to Transfer Agent Servicing Agreement (Campbell Advantage Fund) between Registrant and U.S. Bancorp Fund Services, LLC is filed herewith.

(i)	(1)	Opinion of Counsel is filed herewith.

	(2)	Consent of Counsel is filed herewith.

(j)		Not applicable.

(k)		None.

(l)		Initial Capital Agreements.

	(1)	Subscription Agreement, relating to Classes A through N, is incorporated herein by reference to Pre-Effective Amendment No. 2 to Registrant’s Registration Statement (No. 33-20827) filed on July 12, 1988, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

	(2)	Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Classes O and P is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1990.

	(3)	Subscription Agreement between Registrant and Planco Financial Services, Inc., relating to Class Q is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1990.

	(4)	Subscription Agreement between Registrant and Counselors Securities Inc. relating to Classes R, S, and Alpha 1 through Theta 4 is incorporated herein by reference to Post-Effective Amendment No. 7 to the Registrant’s Registration Statement (No. 33-20827) filed on July 15, 1992, and refiled electronically with Post-Effective Amendment No. 61 to Registrant’s Registration Statement filed on October 30, 1998.

(5)	Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes TT and UU (Boston Partners Mid Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 46 to the Registrant’s Registration Statement (No. 33-20827) filed on September 25, 1997.

(6)	Purchase Agreement between Registrant and Schneider Capital Management Company relating to Class YY (Schneider Small Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(7)	Purchase Agreement between Registrant and Boston Partners Asset Management, L.P. relating to Classes DDD and EEE (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value)) is incorporated herein by reference to Post-Effective Amendment No. 60 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 1998.

(8)	Purchase Agreement between Registrant and Boston Partners Asset Management relating to Classes III and JJJ (Boston Partners Long/Short Equity Fund (formerly Market Neutral)) is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

(9)	Form of Purchase Agreement between Registrant and Boston Partners Asset Management, L. P. relating to Classes KKK and LLL (Boston Partners Fund (formerly Long-Short Equity)) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

(10)	Purchase Agreement (Bogle Investment Management Small Cap Growth Fund) between Registrant and Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 67 to the Registrant’s Registration Statement (No. 33-20827) filed on September 30, 1999.

(11)	Purchase Agreement (Boston Partners All-Cap Value Fund) between Registrant and Boston Partners Asset Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

(12)	Purchase Agreement (Robeco WPG Small/Micro Cap Value Fund f/k/a Robeco WPG Tudor Fund) between Registrant and Weiss, Peck & Greer Investments is incorporated herein by reference to Post-Effective Amendment No. 96 to the Registrant’s Registration Statement (No. 33-20827) filed on June 6, 2005.

(13)	Form of Purchase Agreement (Free Market U.S. Equity Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(14)	Form of Purchase Agreement (Free Market International Equity Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(15)	Form of Purchase Agreement (Free Market Fixed Income Fund) between Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), is incorporated herein by reference to Post-Effective Amendment No. 112 to the Registrant’s Registration Statement (No. 33-20827) filed on June 1, 2007.

(16)	Purchase Agreement (Robeco Boston Partners Long/Short Research Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 136 to the Registrant’s Registration Statement (No. 33-20827) filed on August 4, 2010.

(17)	Form of Purchase Agreement (Robeco Boston Partners Global Equity Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(18)	Form of Purchase Agreement (Robeco Boston Partners International Equity Fund) between Registrant and Robeco Investment Management Inc. is incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

(19)	Purchase Agreement (SGI U.S. Large Cap Equity Fund, f/k/a Summit Global Investments U.S. Low Volatility Equity Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 157 to the Registrant’s Registration Statement (No. 33-20827) filed on October 29, 2013.

(20)	Form of Purchase Agreement (Robeco Boston Partners Global Long/Short Fund-Investor Class) between Registrant and Robeco Investment Management Inc. is incorporated hereby by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(21)	Form of Purchase Agreement (Robeco Boston Partners Global Long/Short Fund-Institutional Class) between Registrant and Robeco Investment Management Inc. is incorporated hereby by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(22)	Form of Purchase Agreement (Robeco Boston Partners Global Long/Short Fund-Investor Class) between Registrant and Robeco Investment Management Inc. is incorporated hereby by reference to Post-Effective Amendment No. 160 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2013.

(23)	Form of Purchase Agreement (SGI Global Equity Fund, f/k/a Summit Global Investments Global Low Volatility Fund, f/k/a Scotia Dynamic U.S. Growth Fund) between Registrant and Scotia Institutional Asset Management US, Ltd. is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(24)	Form of Purchase Agreement (Abbey Capital Futures Strategy Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(25)	Form of Purchase Agreement (Adara Smaller Companies Fund (f/k/a Altair Smaller Companies Fund)) between Registrant and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(26)	Form of Purchase Agreement (Campbell Core Trend Fund) between Registrant and Campbell & Company, Inc. is incorporated herein by reference to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2014.

(27)	Purchase Agreement (Boston Partners Emerging Markets Long/Short Fund) between Registrant and Robeco Investment Management, Inc. is incorporated herein by reference to Post-Effective Amendment No. 187 to the Registrant’s Registration Statement (No. 33-20827) filed on December 29, 2015.

(28)	Form of Purchase Agreement (SGI U.S. Small Cap Equity Fund, f/k/a Summit Global Investments Small Cap Low Volatility Fund) between Registrant and Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement (No. 33-20827) filed on March 30, 2016.

(29)	Form of Purchase Agreement (MFAM Global Opportunities Fund (f/k/a Motley Fool Independence Fund), MFAM Mid-Cap Growth Fund (f/k/a Motley Fool Great America Fund), and MFAM Emerging Markets Fund (f/k/a Motley Fool Epic Voyage Fund)) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 206 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2016.

(30)	Form of Purchase Agreement (Orinda Income Opportunities Fund) between Registrant and Orinda Asset Management LLC is incorporated herein by reference to Post-Effective Amendment No. 219 to the Registrant’s Registration Statement (No. 33-20827) filed on May 1, 2017.

(31)	Form of Purchase Agreement (Campbell Managed Futures 10V Fund) between Registrant and Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 220 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 2017.

(32)	Form of Purchase Agreement (Boston Partners Emerging Markets Fund) between Registrant and Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 226 to the Registrant’s Registration Statement (No. 33-20827) filed on August 23, 2017.

(33)	Form of Purchase Agreement (Motley Fool 100 Index ETF) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 235 to the Registrant’s Registration Statement (No. 33-20827) filed on January 19, 2018.

(34)	Purchase Agreement (Aquarius International Fund) between Registrant and Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(35)	Form of Purchase Agreement (Abbey Capital Multi Asset Fund) between Registrant and Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

(36)	Purchase Agreement (MFAM Small-Cap Growth ETF (f/k/a Motley Fool Small-Cap Growth ETF)) between Registrant and Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

	(37)	Purchase Agreement (Boston Partners Global Equity Advantage Fund) between Registrant and Campbell & Company Investment Adviser LLC is filed herewith.

	(38)	Purchase Agreement (Campbell Advantage Fund) between Registrant and Campbell & Company Investment Adviser LLC is filed herewith.

(m)		Rule 12b-1 Plan.

	(1)	Plan of Distribution (Boston Partners Mid Cap Value Fund - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 45 to the Registrant’s Registration Statement (No. 33-20827) filed on May 9, 1997.

	(2)	Plan of Distribution (Boston Partners Small Cap Value Fund II (formerly Micro Cap Value) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 53 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 1998.

	(3)	Amendment to Plans of Distribution pursuant to Rule 12b-1 is incorporated herein by reference to Post-Effective Amendment No. 63 to the Registrant’s Registration Statement (No. 33-20827) filed on December 14, 1998.

	(4)	Plan of Distribution (Boston Partners Long/Short Equity Fund (formerly Market Neutral) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 62 to the Registrant’s Registration Statement (No. 33-20827) filed on November 12, 1998.

	(5)	Plan of Distribution (Boston Partners Fund (formerly Long Short Equity) - Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 65 to the Registrant’s Registration Statement (No. 33-20827) filed on May 19, 1999.

	(6)	Plan of Distribution pursuant to Rule 12b-1 (Boston Partners All-Cap Value Fund) is incorporated herein by reference to Post-Effective Amendment No. 80 to the Registrant’s Registration Statement (No. 33-20827) filed on November 1, 2002.

	(7)	Plan of Distribution pursuant to Rule 12b-1 (Robeco Boston Partners Long/Short Research Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 141 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2010.

	(8)	Plan of Distribution pursuant to Rule 12b-1 (Robeco Boston Partners Global Equity Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

	(9)	Plan of Distribution pursuant to Rule 12b-1 (Robeco Boston Partners International Equity Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 142 to the Registrant’s Registration Statement (No. 33-20827) filed on October 14, 2011.

	(10)	Plan of Distribution pursuant to Rule 12b-1 (SGI U.S. Large Cap Equity Fund, f/k/a Summit Global Investments U.S. Low Volatility Equity Fund — Retail Class) is incorporated by reference to Post-Effective Amendment No. 144 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

(11)	Plan of Distribution pursuant to Rule 12b-1 (SGI U.S. Large Cap Equity Fund, f/k/a Summit Global Investments U.S. Low Volatility Equity Fund – Class A) is incorporated by reference to Post-Effective Amendment No. 144 to Registrant’s Registration Statement (No. 33-20827) filed on December 15, 2011.

(12)	Plan of Distribution pursuant to Rule 12b-1 (Robeco Boston Partners Global Long/Short Fund — Investor Class) is incorporated herein by reference to Post-Effective Amendment No. 154 to the Registrant’s Registration Statement (No. 33-20827) filed on July 11, 2013.

(13)	Plan of Distribution pursuant to Rule 12b-1 (Abbey Capital Futures Strategy Fund — Class A) is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(14)	Plan of Distribution pursuant to Rule 12b-1 (Abbey Capital Futures Strategy Fund — Class C) is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(15)	Plan of Distribution pursuant to Rule 12b-1 (SGI U.S. Large Cap Equity Fund, f/k/a Summit Global Investments U.S. Low Volatility Equity Fund —Class C) is incorporated herein by reference to Post-Effective Amendment No. 184 to the Registrant’s Registration Statement (No. 33-20827) filed on October 30, 2015.

(16)	Plan of Distribution pursuant to Rule 12b-1 (SGI U.S. Small Cap Equity Fund, f/k/a Summit Global Investments Small Cap Low Volatility Fund – Retail Class) is incorporated herein by reference to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement (No. 33-20827) filed on March 30, 2016.

(17)	Plan of Distribution pursuant to Rule 12b-1 (SGI U.S. Small-Cap Equity Fund, f/k/a Summit Global Investments Small Cap Low Volatility Fund – Class C) is incorporated herein by reference to Post-Effective Amendment No. 195 to the Registrant’s Registration Statement (No. 33-20827) filed on March 30, 2016.

(18)	Plan of Distribution pursuant to Rule 12b-1 (Abbey Capital Futures Strategy Fund — Class T) is incorporated herein by reference to Post-Effective Amendment No. 216 to the Registrant’s Registration Statement (No. 33-20827) filed on April 10, 2017.

(19)	Plan of Distribution pursuant to Rule 12b-1 (Orinda Income Opportunities Fund — Class A) is incorporated herein by reference to Post-Effective Amendment No. 219 to the Registrant’s Registration Statement (No. 33-20827) filed on May 1, 2017.

(20)	Plan of Distribution pursuant to Rule 12b-1 (Orinda Income Opportunities Fund — Class D) is incorporated herein by reference to Post-Effective Amendment No. 219 to the Registrant’s Registration Statement (No. 33-20827) filed on May 1, 2017.

(21)	Plan of Distribution pursuant to Rule 12b-1 (Campbell Systematic Macro Fund — Class A) will be filed by amendment.

(22)	Plan of Distribution pursuant to Rule 12b-1 (Campbell Systematic Macro Fund — Class P) will be filed by amendment.

	(23)	Plan of Distribution pursuant to Rule 12b-1 (Campbell Systematic Macro Fund — Class C) will be filed by amendment.

	(24)	Plan of Distribution pursuant to Rule 12b-1 (SGI Global Equity Fund, f/k/a Summit Global Investments Global Low Volatility Fund – Class A Shares (formerly Class II Shares)) is incorporated herein by reference to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2017.

	(25)	Plan of Distribution pursuant to Rule 12b-1 (SGI Global Equity Fund, f/k/a Summit Global Investments Global Low Volatility Fund – Class C Shares (formerly Institutional Shares)) is incorporated herein by reference to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2017.

	(26)	Plan of Distribution pursuant to Rule 12b-1 (Abbey Capital Multi Asset Fund – Class A Shares) is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

	(27)	Plan of Distribution pursuant to Rule 12b-1 (Abbey Capital Multi Asset Fund – Class C Shares) is incorporated herein by reference to Post-Effective Amendment No. 243 to the Registrant’s Registration Statement (No. 33-20827) filed on March 23, 2018.

(n)		Rule 18f-3 Plan.

Amended Rule 18f-3 Plan will be filed by amendment.

(p)		Code of Ethics.

	(1)	Code of Ethics of the Registrant is incorporated herein by reference to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2017.

	(2)	Code of Ethics of Boston Partners Global Investors, Inc. is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

	(3)	Code of Ethics of Schneider Capital Management Company is incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement (No. 33-20827) filed on July 2, 2009.

	(4)	Code of Ethics of Bogle Investment Management, L.P. is incorporated herein by reference to Post-Effective Amendment No. 129 to the Registrant’s Registration Statement (No. 33-20827) filed on July 2, 2009.

	(5)	Code of Ethics of Matson Money, Inc. is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

	(6)	Code of Ethics of Foreside Funds Distributors LLC is incorporated herein by reference to Post-Effective Amendment No. 182 to the Registrant’s Registration Statement (No. 33-20827) filed on October 16, 2015.

(7)	Code of Ethics of Summit Global Investments, LLC is incorporated herein by reference to Post-Effective Amendment No. 145 to the Registrant’s Registration Statement (No. 33-20827) filed on December 30, 2011.

(8)	Code of Ethics of Abbey Capital Limited is incorporated herein by reference to Post-Effective Amendment No. 168 to the Registrant’s Registration Statement (No. 33-20827) filed on June 30, 2014.

(9)	Code of Ethics of Altair Advisers LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(10)	Code of Ethics of Aperio Group is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(11)	Code of Ethics of Driehaus Capital Management LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(12)	Code of Ethics of Granite Investment Partners, LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(13)	Code of Ethics of Pacific Ridge Capital Partners, LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(14)	Code of Ethics of Pier Capital LLC is incorporated herein by reference to Post-Effective Amendment No. 172 to the Registrant’s Registration Statement (No. 33-20827) filed on October 17, 2014.

(15)	Code of Ethics of River Road Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 247 to the Registrant’s Registration Statement (No. 33-20827) filed on October 23, 2018.

(16)	Code of Ethics of Campbell & Company Investment Adviser LLC is incorporated herein by reference to Post-Effective Amendment No. 175 to the Registrant’s Registration Statement (No. 33-20827) filed on December 23, 2014.

(17)	Code of Ethics of Motley Fool Asset Management, LLC is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

(18)	Code of Ethics of Quasar Distributors, LLC is incorporated herein by reference to Post-Effective Amendment No. 210 to the Registrant’s Registration Statement (No. 33-20827) filed on January 31, 2017.

(19)	Code of Ethics of Orinda Asset Management LLC is incorporated herein by reference to Post-Effective Amendment No. 232 to the Registrant’s Registration Statement (No. 33-20827) filed on December 28, 2017.

(20)	Code of Ethics of Mawer Investment Management Ltd. is incorporated herein by reference to Post-Effective Amendment No. 242 to the Registrant’s Registration Statement (No. 33-20827) filed on March 19, 2018.

(21)	Code of Ethics of Setanta Asset Management Limited is incorporated herein by reference to Post-Effective Amendment No. 249 to the Registrant’s Registration Statement (No. 33-20827) filed on December 21, 2018.

Item 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None.

Item 30. INDEMNIFICATION

Sections 1, 2, 3 and 4 of Article VIII of Registrant’s Articles of Incorporation, as amended, incorporated herein by reference as Exhibits (a)(1) and (a)(3), provide as follows:

Section 1. To the fullest extent that limitations on the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its shareholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

Section 2. The Corporation shall indemnify and advance expenses to its currently acting and its former directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by law, resolution or agreement make further provision for indemnification of directors, officers, employees and agents to the fullest extent permitted by the Maryland General Corporation law.

Section 3. No provision of this Article shall be effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

Section 4. References to the Maryland General Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall decrease, but may expand, any right of any person under this Article based on any event, omission or proceeding prior to such amendment. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Section 12 of the Investment Advisory Agreement between Registrant and Boston Partners Global Investors, Inc. (“Boston Partners”) (f/k/a Robeco Investment Management, Inc.), incorporated herein by reference to exhibit (d)(9), provides for the indemnification of Boston Partners against certain losses.

Section 12 of the Investment Advisory Agreement between Registrant and Bogle Investment Management, L.P. (“Bogle”), dated September 15, 1999 and incorporated herein by reference to exhibit (d)(2) provides for the indemnification of Bogle against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Schneider Capital Management (“Schneider”) incorporated herein by reference as exhibit (d)(1) provides for the indemnification of Schneider against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Matson Money, Inc. (f/k/a Abundance Technologies, Inc.), (“Matson Money”) incorporated herein by reference as exhibits (d)(3) and (d)(39) provides for the indemnification of Matson Money against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Summit Global Investments, LLC (“SGI”) incorporated herein by reference as exhibits (d)(7), (d)(11) and (d)(34) provides for the indemnification of SGI against certain losses.

Section 12 of each of the Investment Advisory Agreements with Abbey Capital Limited (“Abbey Capital”) incorporated herein by reference as exhibits (d)(13), (d)(60) and (d)(61) provides for the indemnification of Abbey Capital against certain losses.

Section 13 of each of the Investment Advisory Agreements with Abbey Capital incorporated herein by reference as exhibits (d)(14) and (d)(71) provides for the indemnification of Abbey Capital against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Altair Advisers LLC (“Altair”) incorporated herein by reference as exhibits (d)(23) and (d)(55) provide for indemnification of Altair against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Campbell & Company Investment Adviser LLC (“CCIA”) incorporated herein by reference as exhibits (d)(25), (d)(26), (d)(46), (d)(47), (d)(77), and (d)(78) provide for indemnification of CCIA against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant, Boston Partners, and CCIA incorporated herein by reference as exhibit (d)(75) provides for indemnification of Boston Partners and CCIA against certain losses.

Section 12 of each of the Investment Advisory Agreements between the Registrant and Motley Fool Asset Management, LLC (“Motley Fool”) incorporated herein by reference to exhibits (d)(51), (d)(54), and (d)(73) provides for indemnification of Motley Fool against certain losses.

Section 12 of the Investment Advisory Agreement between the Registrant and Orinda Asset Management LLC (“Orinda”) incorporated herein by reference to exhibit (d)(44) provides for indemnification of Orinda against certain losses.

Section 8 of each of the Distribution Agreements between Registrant and Quasar Distributors, LLC incorporated herein by reference to exhibits (e)(1) – (e)(8), (e)(10) and (e)(14) provide for the indemnification of Quasar Distributors, LLC against certain losses.

Section 7 of the Distribution Agreement between Registrant and Foreside Funds Distributors, LLC incorporated herein by reference to exhibit (e)(9) provides for the indemnification of Foreside Funds Distributors, LLC against certain losses.

Item 31.	BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISERS.

1.

Bogle Investment Management, LP:

The sole business activity of Bogle Investment Management, LP (“Bogle”), 2310 Washington Street, Suite 310, Newton Lower Falls, MA 02462, is to serve as an investment adviser. Bogle is registered under the Investment Advisers Act of 1940.

The directors and officers have not held any positions with other companies during the last two fiscal years.

2.

Schneider Capital Management Company:

The sole business activity of Schneider Capital Management Company (“Schneider”), 460 E. Swedesford Road, Suite 2000, Wayne, PA 19087, is to serve as an investment adviser. Schneider is registered under the Investment Advisers Act of 1940. Information as to the directors and officers of Schneider is as follows:

Name and Position with Schneider	Other Company	Position With Other Company
Arnold C. Schneider, III	Turnbridge Management Partners Corp.	President
President and Chief Investment Officer

3.

Boston Partners Global Investors, Inc.

The sole business activity of Boston Partners Global Investors, Inc. (“Boston Partners”), One Grand Central Place, 60 East 42nd Street, Suite 1550, New York, New York 10165, is to serve as an investment adviser. Boston Partners provides investment advisory services to the Boston Partners Funds and the WPG Partners Funds.

Boston Partners is registered under the Investment Advisers Act of 1940 and serves as an investment adviser to domestic and foreign institutional investors, investment companies, commingled trust funds, private investment partnerships and collective investment vehicles. Information as to the directors and officers of Boston Partners is as follows:

Name and Position with Boston Partners	Other Company	Position With Other Company
Mark E. Donovan Co-Chief Executive Officer	Robeco Institutional Asset Management US Inc.	Director
Joseph F. Feeney, Jr. Co-Chief Executive Officer, Chief Investment Officer	Robeco US Holding, Inc.	Director
William George Butterly, III General Counsel, Director of Sustainability & Engagement	Robeco Institutional Asset Management US Inc.	Chief Legal Officer, Chief Compliance Officer & Secretary
	Boston Partners Securities LLC	Chief Legal Officer
	Robeco Trust Company	Chief Operating Officer, Secretary & Director
	RobecoSAM USA, Inc.	Chief Legal Officer, Chief Compliance Officer & Secretary
	Robeco Boston Partners (UK) Limited	Director, Chief Operating Officer & Secretary
Gregory Varner Chief Financial Officer
Matthew J. Davis Chief Operating Officer	Robeco Institutional Asset Management US Inc.	President, Treasurer & Director
	Boston Partners Securities LLC	Chief Financial Officer
	Robeco Trust Company	Director, President, Chief Financial Officer, Treasurer & Director
	Robeco Boston Partners (UK) Limited	Chief Financial Officer
David Steyn Director	Orix Corporation Europe N.V.	Chief Executive Officer
Leni M. Boeren Director	Orix Corporation Europe N.V.	Chief Operating Officer
	Robeco Institutional Asset Management B.V.	Director
	RobecoSAM AG	Director
	RobecoSAM USA, Inc.	Director
Martin Mlynár Director	Corestone Investment Managers AG	Chief Executive Officer
	Source Capital AG	Board Member
	Source Capital Holding AG	Board Member

4.

Matson Money, Inc.:

The sole business activity of Matson Money, Inc. (“Matson Money”), 5955 Deerfield Blvd., Mason, Ohio 45040, is to serve as an investment adviser. Matson Money is registered under the Investment Advisers Act of 1940.

Below is a list of each executive officer and director of Matson Money indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged within the last two years, for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with Matson Money, Inc.	Name of Other Company	Position With Other Company
Mark E. Matson CEO	Keep It Tight Fitness, LLC	50% owner
Mark E. Matson CEO	The Matson Family Foundation	100% owner
Michelle Matson Vice President/ Secretary	None	None
Daniel J. List Chief Compliance Officer	None	None

5.

Summit Global Investments, LLC:

The sole business activity of Summit Global Investments, LLC (“SGI”), 620 South Main Street, Bountiful, Utah 84010, is to serve as an investment adviser. SGI is registered under the Investment Advisers Act of 1940.

The only employment of a substantial nature of each of SGI’s directors and officers is with SGI.

6.	Abbey Capital Limited: The only employment of a substantial nature of each of Abbey Capital Limited directors and officers is with Abbey Capital Limited.

7.	Altair Advisers LLC: The only employment of a substantial nature of each of Altair Advisers LLC directors and officers is with Altair Advisers LLC.

8.

Campbell & Company Investment Adviser LLC:

The principal business activity of Campbell & Company Investment Adviser LLC (“CCIA”), 2850 Quarry Lake Drive, Baltimore, Maryland 21209, is to serve as an investment adviser. CCIA is registered under the Investment Advisers Act of 1940.

Below is a list of each executive officer and director of CCIA indicating each business, profession, vocation or employment of a substantial nature in which each such person has been engaged within the last two years, for his or her own account or in the capacity of director, officer, partner or trustee.

Name and Position with CCIA	Name of Other Company	Position With Other Company
G. Williams Andrews Chief Executive Officer	Campbell & Company, LP	Chief Executive Officer
	Campbell & Company, LLC	Director & Chief Executive Officer
	EC LLC	Managing Member
	The Campbell Multi-Strategy Trust	Trustee & Chief Executive Officer
	Campbell Financial Services, LLC	Director
	Campbell & Company International Bahamas Limited	Director & President
	Campbell Core Offshore Limited	Director
	Campbell Core Carry Offshore Limited	Director
Michael S. Harris President	Campbell & Company, LLC	Director & President
	EC LLC	Managing Member
	The Campbell Multi-Strategy Trust	President
	Campbell Financial Services, LLC	Director
	Managed Futures Association	Director & Vice-Chairman
	Campbell & Company International Bahamas Limited	Director
	Campbell Core Offshore Limited	Director
	Campbell Core Carry Offshore Limited	Director
Dr. Kevin Cole Chief Investment Officer	Campbell & Company, LP	Director of Research
Thomas P. Lloyd General Counsel & Secretary	Campbell & Company, LP	General Counsel & Secretary
	Campbell & Company, LLC	Secretary
	EC LLC	Managing Member
	The Campbell Multi-Strategy Trust	General Counsel, Secretary & Assistant Treasurer
	Campbell & Company International Bahamas Limited	Secretary
	Campbell Core Offshore Limited	Director
	Campbell Core Carry Offshore Limited	Director
	Campbell Financial Services, LLC	General Counsel & Director; previously, Chief Compliance Officer & Secretary until September 2014

9.

Motley Fool Asset Management, LLC:

A description of any other business, profession, vocation, or employment of a substantial nature in which Motley Fool Asset Management, LLC and each director, officer, or partner of Motley Fool Asset Management, LLC is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, employee, partner or trustee, is set forth in the Form ADV of Motley Fool Asset Management, LLC, as filed with the SEC on September 9, 2019, and is incorporated herein by this reference.

10.

Orinda Asset Management, LLC:

A description of any other business, profession, vocation, or employment of a substantial nature in which Orinda Asset Management, LLC and each director, officer, or partner of Orinda Asset Management, LLC is or has been engaged within the last two fiscal years for his or her own account or in the capacity of director, employee, partner or trustee, is set forth in the Form ADV of Orinda Asset Management LLC, as filed with the SEC on March 27, 2019, and is incorporated herein by this reference.

Item 32. PRINCIPAL UNDERWRITER

(a)(1) Quasar Distributors, LLC, acts as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

Advisors Series Trust	Lord Asset Management Trust
Aegis Funds	MainGate Trust
Allied Asset Advisors Funds	Managed Portfolio Series
Alpha Architect ETF Trust	Manager Directed Portfolios
Angel Oak Funds Trust	Matrix Advisors Fund Trust
Barrett Opportunity Fund, Inc.	Matrix Advisors Value Fund, Inc.
Bridge Builder Trust	Merger Fund
Bridges Investment Fund, Inc.	Monetta Trust
Brookfield Investment Funds	Nicholas Equity Income Fund, Inc.
Brown Advisory Funds	Nicholas Family of Funds, Inc.
Buffalo Funds	Permanent Portfolio Family of Funds
CG Funds Trust	Perritt Funds, Inc.
DoubleLine Funds Trust	PRIMECAP Odyssey Funds
ETF Series Solutions	Professionally Managed Portfolios
Evermore Funds Trust	Prospector Funds, Inc.
First American Funds, Inc.	Provident Mutual Funds, Inc.
FundX Investment Trust	Rainier Investment Management Mutual Funds
Glenmede Fund, Inc.	The RBB Fund, Inc.
Glenmede Portfolios	RBC Funds Trust
GoodHaven Funds Trust	Series Portfolio Trust
Greenspring Fund, Inc.	Sims Total Return Fund, Inc.
Harding Loevner Funds, Inc.	Thompson IM Funds, Inc.
Hennessy Funds Trust	TigerShares Trust
Horizon Funds	TrimTabs ETF Trust
Hotchkis & Wiley Funds	Trust for Professional Managers
Intrepid Capital Management Funds Trust	Trust for Advised Portfolios
IronBridge Funds, Inc.	USA Mutuals
Jacob Funds, Inc.	Wall Street EWM Funds Trust
Jensen Quality Growth Fund Inc.	Westchester Capital Funds
Kirr Marbach Partners Funds, Inc.	Wisconsin Capital Funds, Inc.
LKCM Funds	YCG Funds
LoCorr Investment Trust

(a)(2) Foreside Funds Distributors LLC serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	FundVantage Trust
2.	GuideStone Funds
3.	Matthews International Funds (d/b/a Matthews Asia Funds)
4.	MFAM Funds, Series of The RBB Fund, Inc.
5.	New Alternatives Fund
6.	Old Westbury Funds, Inc.
7.	The Torray Fund
8.	Versus Capital Multi-Manager Real Estate Income Fund LLC (f/k/a Versus Global Multi-Manager Real Estate Income Fund LLC)
9.	Versus Capital Real Assets Fund LLC

(b)(1) The directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
Teresa Cowan(1)	President, Board Member, Board Chairperson	None
Andrew M. Strnad(2)	Vice President, Secretary	None
Joseph C. Neuberger(1)	Board Member	None
Anita M. Zagrodnik(1)	Board Member	None
Susan LaFond(1)	Vice President, Treasurer, Co-Chief Compliance Officer	None
Peter A. Hovel(1)	Chief Financial Officer	None
Jennifer Brunner(1)	Vice President, Co-Chief Compliance Officer	None
Brett Scribner(3)	Assistant Treasurer	None
Thomas A. Wolden(3)	Assistant Treasurer	None
Stephanie J. Parise(1)	Board Member	None

(1)	This individual is located at 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202.
(2)	This individual is located at 10 West Market Street, Suite 1150, Indianapolis, Indiana, 46204.
(3)	This individual is located at 800 Nicollet Mall, Minneapolis, Minnesota, 55402.

(b)(2) The following are the Officers and Manager of Foreside Funds Distributors LLC, one of the Registrant’s underwriters. The main business address is 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312.

Name	Address	Position with Underwriter	Position with Registrant
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None
Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None
Susan K. Moscaritolo	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President and Chief Compliance Officer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

(c)	Not Applicable

Item 33. LOCATION OF ACCOUNTS AND RECORDS

(1)	Boston Partners Global Investors, Inc., One Grand Central Place, 60 East 42nd Street, Suite 1550, New York, New York 10165 (records relating to its function as investment adviser).

(2)	Schneider Capital Management Co., 460 East Swedesford Road, Suite 1080, Wayne, Pennsylvania 19087 (records relating to its function as investment adviser).

(3)	Bogle Investment Management, L.P., 2310 Washington Street, Suite 310, Newton Lower Falls, Massachusetts 02462 (records relating to its function as investment adviser).

(4)	Matson Money, Inc. (formerly Abundance Technologies, Inc.), 5955 Deerfield Blvd., Mason, Ohio 45040 (records relating to its function as investment adviser).

(5)	Summit Global Investments, LLC, 620 South Main Street, Bountiful, Utah 84010 (records relating to its function as investment adviser).

(6)	Abbey Capital Limited, 1-2 Cavendish Row, Dublin 1, Ireland (records relating to its function as investment adviser).

(7)	Altair Advisers LLC, 303 West Madison, Suite 600, Chicago, Illinois 60606 (records relating to its function as investment adviser).

(8)	Campbell & Company Investment Adviser LLC, 2850 Quarry Lake Drive, Baltimore, Maryland 21209 (records relating to its function as investment adviser).

(9)	Motley Fool Asset Management, LLC, 2000 Duke Street, Suite 275, Alexandria, Virginia 22314 (records relating to its function as investment adviser).

(10)	Orinda Asset Management, LLC, 3390 Mt. Diablo Boulevard, Suite 250, Lafayette, California 94549 (records relating to its function as investment adviser).

(11)	U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (records relating to its function as administrator, transfer agent and dividend disbursing agent).

(12)	U.S. Bank, N.A., 1555 North RiverCenter Drive, Suite 302, Milwaukee, Wisconsin, 53212 (records relating to its function as custodian).

(13)	Quasar Distributors, LLC, 777 East Wisconsin Avenue, Floor 6, Milwaukee, Wisconsin 53202 (records relating to its function as underwriter).

(14)	Foreside Funds Distributors LLC, 899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, Pennsylvania 19312 (records related to its function as underwriter).

Item 34. MANAGEMENT SERVICES

None.

Item 35. UNDERTAKINGS

(a)	Registrant hereby undertakes to hold a meeting of shareholders for the purpose of considering the removal of directors in the event the requisite number of shareholders so request.

(b)	Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of Registrant’s latest annual report to shareholders upon request and without charge.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “1933 Act”), and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Chadds Ford, and Commonwealth of Pennsylvania on October 21, 2019.

THE RBB FUND, INC.

By:	/s/ Salvatore Faia
Salvatore Faia
President

Pursuant to the requirements of the 1933 Act, this Amendment to Registrant’s Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

SIGNATURE	TITLE	DATE

/s/ Salvatore Faia	President (Principal Executive Officer) and Chief Compliance Officer	October 21, 2019
Salvatore Faia

/s/ James G. Shaw	Treasurer (Chief Financial Officer)	October 21, 2019
James G. Shaw	and Secretary

*J. Richard Carnall	Director	October 21, 2019
J. Richard Carnall

*Julian A. Brodsky	Director	October 21, 2019
Julian A. Brodsky

*Arnold M. Reichman	Director	October 21, 2019
Arnold M. Reichman

*Robert Sablowsky	Director	October 21, 2019
Robert Sablowsky

*Robert Straniere	Director	October 21, 2019
Robert Straniere

*Nicholas A. Giordano	Director	October 21, 2019
Nicholas A. Giordano

*Gregory P. Chandler	Director	October 21, 2019
Gregory P. Chandler

*Brian T. Shea	Director	October 21, 2019
Brian T. Shea

*By:	/s/ Salvatore Faia
Salvatore Faia
Attorney-in-Fact

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Julian A. Brodsky, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	February 16, 2017

/s/ Julian A. Brodsky

Julian A. Brodsky

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, J. Richard Carnall, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	February 16, 2017

/s/ J. Richard Carnall

J. Richard Carnall

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Nicholas A. Giordano, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	February 16, 2017

/s/ Nicholas A. Giordano

Nicholas A. Giordano

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Arnold M. Reichman, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	February 16, 2017

/s/ Arnold M. Reichman

Arnold M. Reichman

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Robert Sablowsky, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	February 16, 2017

/s/ Robert Sablowsky

Robert Sablowsky

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Robert A. Straniere, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	February 16, 2017

/s/ Robert Straniere

Robert Straniere

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Gregory P. Chandler, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	February 17, 2017

/s/ Gregory P. Chandler

Gregory P. Chandler

THE RBB FUND, INC.

(the “Company”)

POWER OF ATTORNEY

Know All Men by These Presents, that the undersigned, Brian T. Shea, hereby constitutes and appoints Salvatore Faia, Michael P. Malloy, James G. Shaw, Edward Paz, and Robert Amweg, his true and lawful attorneys, to execute in his name, place, and stead, in his capacity as Director or officer, or both, of the Company, the Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission; and said attorneys shall have full power and authority to do and perform in his name and on his behalf, in any and all capacities, every act whatsoever requisite or necessary to be done in the premises, as fully and to all intents and purposes as he might or could do in person, said acts of said attorneys being hereby ratified and approved.

DATED:	May 10, 2018

/s/ Brian T. Shea

Brian T. Shea

PEA 254/257

EXHIBIT	DESCRIPTION
(a)(104)	Articles of Amendment of Registrant (Campbell Systematic Macro Fund (f/k/a Campbell Managed Futures 10V Fund)).
(d)(46)	Form of Investment Advisory Agreement (Campbell Systematic Macro Fund) between Registrant and Campbell & Company Investment Adviser LLC
(d)(47)	Form of Investment Advisory Agreement (Campbell Systematic Macro Fund) between Campbell Systematic Macro Offshore Limited and Campbell & Company Investment Adviser LLC
(d)(75)	Investment Co-Advisory Agreement (Boston Partners Global Equity Advantage Fund) among Registrant, Boston Partners Global Investors, Inc., and Campbell & Company Investment Adviser LLC
(d)(76)	Expense Limitation and Reimbursement Agreement (Boston Partners Global Equity Advantage Fund) among Registrant, Boston Partners Global Investors, Inc., and Campbell & Company Investment Adviser LLC
(d)(77)	Investment Advisory Agreement (Campbell Advantage Fund) between Registrant and Campbell & Company Investment Adviser LLC
(d)(78)	Investment Advisory Agreement (Campbell Advantage Fund) between Campbell Advantage Offshore Limited and Campbell & Company Investment Adviser LLC
(e)(18)	Amendment to Distribution Agreement (Boston Partners Global Equity Advantage Fund) between Registrant, Quasar Distributors, LLC, and Boston Partners Global Investors, Inc.
(g)(13)	Amendment to Custody Agreement (Boston Partners Global Equity Advantage Fund) between Registrant and U.S. Bank National Association
(g)(14)	Amendment to Custody Agreement (Campbell Advantage Fund) between Registrant and U.S. Bank National Association
(h)(40)	Amendment to Fund Accounting Servicing Agreement (Boston Partners Global Equity Advantage Fund) between Registrant and U.S. Bancorp Fund Services, LLC
(h)(41)	Amendment to Fund Administration Servicing Agreement (Boston Partners Global Equity Advantage Fund) between Registrant and U.S. Bancorp Fund Services, LLC
(h)(42)	Amendment to Transfer Agent Servicing Agreement (Boston Partners Global Equity Advantage Fund) between Registrant and U.S. Bancorp Fund Services, LLC
(h)(43)	Amendment to Fund Accounting Servicing Agreement (Campbell Advantage Fund) between Registrant and U.S. Bancorp Fund Services, LLC
(h)(44)	Amendment to Fund Administration Servicing Agreement (Campbell Advantage Fund) between Registrant and U.S. Bancorp Fund Services, LLC
(h)(45)	Amendment to Transfer Agent Servicing Agreement (Campbell Advantage Fund) between Registrant and U.S. Bancorp Fund Services, LLC
(i)(1)	Opinion of Counsel
(i)(2)	Consent of Counsel
(l)(37)	Purchase Agreement (Boston Partners Global Equity Advantage Fund) between Registrant and Campbell & Company Investment Adviser LLC
(l)(38)	Purchase Agreement (Campbell Advantage Fund) between Registrant and Campbell & Company Investment Adviser LLC